 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Noyes, Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2020

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Financial Statements
Alerian MLP ETF
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Alerian Energy Infrastrcture ETF
Schedule of Investments	13
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Additional Information	30
Liquidity Risk Management Program	32

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

Alerian MLP ETF

Performance Overview	May 31, 2020 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index (the “Underlying Index” or “AMZI”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the six-month period from December 1, 2019, to May 31, 2020, the Fund delivered a total return of -27.55% (-27.32% NAV). This compares to the Fund’s Underlying Index, which decreased -30.57% on a price-return basis and -26.82% on a total-return basis.

During the period, CNX Midstream (CNXM) and Holly Energy Partners (HEP) were added to the Underlying Index, while Tallgrass Energy (TGE) was removed. The methodology for the Underlying Index was updated in May primarily to refresh branding and stylization. There were no material changes to the calculation methodology during the period.

In a bid to reduce trading costs for investors, AMLP underwent a 1-for-5 reverse split. The reverse split occurred on May 18, 2020. The Bid/Ask spread on AMLP has averaged $0.01 in recent years which over the past 3 months grew to be an average of 22 bps. Since the reverse split, the spread has averaged 6 bps.

For the first quarter of 2020 relative to the prior quarter, 12 out of the 21 constituents in the Underlying Index cut their distributions by an average of roughly 65%, 8 companies maintained their distributions and one company grew its distribution. By weighting, nearly 70% of the portfolio maintained or grew distributions. Adding it all up, the quarterly distribution for AMLP was down 21% from the previous quarter. In addition to the wave of distribution cuts, companies across the portfolio announced cuts to growth capital spending plans, reflecting project deferrals and suspensions.

Turning to performance, MLPs struggled in January and February as oil prices began to fall due to concerns about global growth stemming from the impact of Covid-19. Natural gas prices were also weak, and the energy sector lurched to its lowest weighting in the S&P 500 in thirty years. The downside move in MLPs accelerated in March as Covid-19 infections exploded globally and countries began a wave of aggressive economic lockdowns, while oil prices plummeted in the wake of a short-lived price war between Saudi Arabia and Russia. The sharp selloff in MLPs was exacerbated by forced liquidations from closed-end funds in the second half of March.

As broader equity market weakness started to abate, MLPs embarked on a strong rally, driving AMLP’s shares higher over the course of April and May, eclipsing a 100% rebound. Despite unprecedented volatility in West Texas Intermediate (WTI) oil futures prices—the front-month contract traded to -$37 a barrel at one point in April—investors were willing to look through the near-term volatility, bidding AMLP shares higher through April and May. As company earnings started to come in and clarity around results and forward guidance improved, investors were given additional context around earnings resilience, distributions and counterparty risks that were absent in March.

Notably, the Underlying Index has outperformed the broader energy sector since the March bottom, due to the fee-based nature of the MLP business model, which helps insulate cash flows from WTI crude price volatility, as well as attractive potential income in an environment of low interest rates. Company-level improvements have also supported MLP performance. With a focus on financial flexibility, MLPs continue to shift towards free cash flow generation with a view to reducing leverage.

1 | May 31, 2020

Alerian MLP ETF

Performance Overview	May 31, 2020 (Unaudited)

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
Alerian MLP ETF – NAV	-27.32%	-38.08%	-13.09%	-3.09%
Alerian MLP ETF – Market Price*	-27.55%	-38.07%	-13.12%	-3.11%
Alerian MLP Infrastructure Total Return Index	-26.82%	-37.56%	-13.72%	-1.02%
Alerian MLP Total Return Index	-24.26%	-34.74%	-12.93%	-1.16%

Total Expense Ratio (per the current prospectus) is 0.87%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Total Return Index is comprised of 21 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | May 31, 2020

Alerian MLP ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

MPLX LP	11.66%
Magellan Midstream Partners LP	10.36%
Enterprise Products Partners LP	10.20%
Energy Transfer LP	9.18%
Plains All American Pipeline LP	8.84%
Phillips 66 Partners LP	8.45%
TC PipeLines LP	4.99%
Western Midstream Partners LP	4.93%
NuStar Energy LP	4.48%
Shell Midstream Partners LP	4.37%
Total % of Top 10 Holdings	77.46%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | May 31, 2020

Alerian Energy Infrastructure ETF

Performance Overview	May 31, 2020 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Acra, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream MLPs and midstream corporations, either based in the United States or Canada. The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the six-month period from December 1, 2019, to May 31, 2020, the Fund delivered a total return of -22.55% (-22.43% NAV). This compares to the Fund’s Underlying Index, which decreased -25.22% on a price-return basis and -22.16% on a total-return basis.

During the period, Rattler Midstream (RTLR) was added to the Underlying Index, while Summit Midstream Partners (SMLP) was removed. SemGroup (SEMG) and Tallgrass Energy (TGE) were removed in special rebalancings in relation to their acquisition by another entity. The methodology for the Underlying Index was updated in May primarily to refresh branding and stylization. There were no material changes to the calculation methodology during the period.

Turning to performance, midstream energy infrastructure companies have struggled since December amid falling oil prices and a burgeoning global recession. While midstream energy infrastructure has outperformed the broader energy sector over the six months ended May 31, it has not been immune to supply and demand turmoil in energy markets. In March, Saudi Arabia and Russia fell into an oil price war while aggressive economic lockdowns eroded demand for crude oil as consumption of refined products like gasoline and jet fuel collapsed. The price war and unprecedented demand decline drove a sharp drop in oil prices. Meanwhile, natural gas prices weakened further as industrial demand deteriorated. The combination added to existing negative sentiment surrounding energy.

The sell-off in midstream accelerated into March as global equity markets cratered. Energy equities largely bottomed in the second half of March, even as oil prices fell further in April. Supported by constructive company updates and improvement in oil prices, ENFR has rallied nearly 100% from its March lows. This move has coincided with a dramatic rally in the broader equity market and a corresponding move higher in some of the hardest hit segments of the energy sector, notably exploration and production companies as well as oilfield services firms.

The quarterly dividend for ENFR paid in May decreased 1.4% from the prior quarter, coming in at $0.284 vs. $0.288 previously. The payout was relatively resilient considering 20.2% of ENFR’s portfolio by weight cut their dividends on a quarter-over-quarter basis, representing 14 of the 34 names in the portfolio. Conversely, 17 companies representing 66.2% of the portfolio by weight maintained dividends and one company grew its dividend. (Two constituents do not pay dividends.) Many of the companies that cut their payouts shared similar characteristics, including greater exposure to the wellhead given gathering and processing activities, higher leverage, and lower distribution coverage.

Fundamentals for energy infrastructure had improved coming into the latest energy market crisis, and companies have taken further steps to enhance financial flexibility in the current environment. Names across the cap spectrum have announced reductions to growth spending plans and project deferrals in response to declining production of oil and natural gas amidst weaker commodity prices. To date, downward revisions to forward earnings estimates for midstream energy infrastructure companies have been modest relative to those of the broader energy sector, which reinforces the relatively stable, fee-based nature of midstream energy infrastructure cash flows.

4 | May 31, 2020

Alerian Energy Infrastructure ETF

Performance Overview	May 31, 2020 (Unaudited)

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	-22.43%	-26.55%	-7.90%	-4.58%
Alerian Energy Infrastructure ETF - Market Price*	-22.55%	-26.48%	-7.91%	-4.58%
Alerian Midstream Energy Select Total Return Index	-22.16%	-26.05%	-7.16%	-3.79%
Alerian MLP Total Return Index	-24.26%	-34.74%	-12.93%	-9.41%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Midstream Energy Select Total Return Index is comprised of 35 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Total Return Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | May 31, 2020

Alerian Energy Infrastructure ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

Enterprise Products Partners LP	9.59%
Enbridge, Inc.	9.33%
TC Energy Corp.	7.95%
Kinder Morgan, Inc.	7.50%
Energy Transfer LP	6.40%
Plains GP Holdings LP	6.03%
The Williams Cos., Inc.	4.98%
ONEOK, Inc.	4.93%
Pembina Pipeline Corp.	4.90%
Cheniere Energy, Inc.	4.73%
Total % of Top 10 Holdings	66.34%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | May 31, 2020

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	May 31, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through May 31, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expense Ratio(a)	Expenses Paid During Period 12/1/19 - 5/31/20(b)
Alerian MLP ETF
Actual	$1,000.00	$726.80	0.85%	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
Alerian Energy Infrastructure ETF
Actual	$1,000.00	$775.70	0.65%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

7 | May 31, 2020

Alerian MLP ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (99.93%)
Energy (0.76%)
CNX Midstream Partners LP(a)	4,667,585	$33,886,667

Gathering + Processing (24.51%)
Crestwood Equity Partners LP(a)	5,804,830	82,486,634
DCP Midstream LP(a)	10,520,080	115,720,880
Enable Midstream Partners LP	10,253,084	42,652,829
EnLink Midstream LLC(a)	30,253,417	71,398,064
MPLX LP	27,242,351	517,332,246
Noble Midstream Partners LP	3,854,871	37,276,603
Western Midstream Partners LP(a)	23,418,080	218,724,867
Total Gathering + Processing		1,085,592,123

Liquefaction (3.60%)
Cheniere Energy Partners LP	4,728,699	159,546,305

Pipeline Transportation | Natural Gas (28.69%)
Energy Transfer LP	49,890,008	407,102,465
Enterprise Products Partners LP	23,684,647	452,376,758
EQM Midstream Partners LP	9,673,508	190,084,432
TC PipeLines LP(a)	6,294,959	221,267,809
Total Pipeline Transportation | Natural Gas		1,270,831,464

Pipeline Transportation | Petroleum (42.37%)
Genesis Energy LP(a)	12,691,890	101,788,958
Holly Energy Partners LP(a)	5,303,158	85,699,033
Magellan Midstream Partners LP	10,130,658	459,324,034
NGL Energy Partners LP(a)	13,798,486	70,372,278
NuStar Energy LP(a)	11,438,737	198,690,862
Phillips 66 Partners LP	8,389,088	374,824,452
Plains All American Pipeline LP(a)	40,443,485	392,301,804
Shell Midstream Partners LP	14,382,130	194,014,934
Total Pipeline Transportation | Petroleum		1,877,016,355

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $5,810,923,327)		4,426,872,914
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.20%)
State Street Institutional Treasury Plus Money Market Fund	0.15%	8,670,958	$8,670,958
TOTAL SHORT TERM INVESTMENTS
(Cost $8,670,958)			8,670,958

TOTAL INVESTMENTS (100.13%)
(Cost $5,819,594,285)			$4,435,543,872
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.13%)			(5,956,168)
NET ASSETS - 100.00%			$4,429,587,704

(a)	Affiliated Company. See Note 8 in Notes to Financial Statement.

See Notes to Financial Statements.

8 | May 31, 2020

Alerian MLP ETF

Statement of Assets and Liabilities	May 31, 2020 (Unaudited)

ASSETS:
Investments, at value	$2,843,206,016
Investments in affiliates, at value	1,592,337,856
Receivable for investments sold	6,727,521
Receivable for fund shares sold	6,055,868
Deferred tax asset (Note 2)	–	(a)
Income tax receivable	1,935,889
Franchise tax receivable	487,323
Total Assets	4,450,750,473

LIABILITIES:
Payable for investments purchased	6,055,783
Payable for shares redeemed	12,111,290
Payable to adviser	2,995,696
Total Liabilities	21,162,769
NET ASSETS	$4,429,587,704

NET ASSETS CONSIST OF:
Paid-in capital	$9,127,978,918
Distributable earnings	(4,698,391,214)
NET ASSETS	$4,429,587,704

INVESTMENTS, AT COST	$3,924,391,732
INVESTMENTS IN AFFILIATES, AT COST	1,895,202,553

PRICING OF SHARES
Net Assets	$4,429,587,704
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	164,607,420	(b)
Net Asset Value, offering and redemption price per share	$26.91	(b)

(a)	Net Deferred Tax Asset of $844,403,666 is offset 100% by Valuation Allowance.
(b)	Shares outstanding and net asset value per share reflect a one for five reverse stock split effective prior to commencement of trading on May 18, 2020. See Note 1.

See Notes to Financial Statements.

9 | May 31, 2020

Alerian MLP ETF

Statement of Operations	For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Distributions from master limited partnerships	$285,233,904
Less return of capital distributions	(285,233,904)
Total Investment Income	–

EXPENSES:
Investment adviser fee	24,252,546
Total Expenses	24,252,546
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(24,252,546)
Current income tax benefit/(expense)	–
NET INVESTMENT LOSS	(24,252,546)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments, before income taxes	(332,043,531)
Net realized loss on affiliated investments, before income taxes	(1,036,830,293)
Current income tax benefit/(expense)	–
Net realized loss	(1,368,873,824)
Net change in unrealized depreciation on investments, before income taxes	(281,374,696)
Net change in unrealized depreciation on affiliated investments, before income taxes	(269,842,446)
Current income tax benefit/(expense)	–
Net change in unrealized depreciation	(551,217,142)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,920,090,966)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,944,343,512)

See Notes to Financial Statements.

10 | May 31, 2020

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment loss	$(24,252,546)	$(66,514,625)
Net realized loss	(1,368,873,824)	(1,107,683,146)
Net change in unrealized appreciation/(depreciation)	(551,217,142)	379,463,225
Net decrease in net assets resulting from operations	(1,944,343,512)	(794,734,546)

DISTRIBUTIONS TO SHAREHOLDERS:
From tax return of capital	(295,974,114)	(704,785,128)
Total distributions	(295,974,114)	(704,785,128)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	630,630,675	1,923,590,589
Cost of shares redeemed	(1,209,730,472)	(1,874,813,815)
Net increase/(decrease) from share transactions	(579,099,797)	48,776,774

Net decrease in net assets	(2,819,417,423)	(1,450,742,900)

NET ASSETS:
Beginning of period	7,249,005,127	8,699,748,027
End of period	$4,429,587,704	$7,249,005,127

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	926,062,100	910,762,100
Shares sold	108,925,000	209,850,000
Shares redeemed	(210,050,000)	(194,550,000)
Reverse stock split (Note 1)	(660,329,680)	–
Shares outstanding, end of period	164,607,420	926,062,100

See Notes to Financial Statements.

11 | May 31, 2020

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited) (a)		For the Year Ended November 30, 2019 (a)	For the Year Ended November 30, 2018 (a)	For the Year Ended November 30, 2017 (a)	For the Year Ended November 30, 2016 (a)	For the Year Ended November 30, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$39.15		$47.75	$51.85	$61.55	$61.25	$90.50

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.14)		(0.35)	(0.45)	(1.10)	0.20	(0.65)
Net realized and unrealized gain/(loss) on investments	(10.40)		(4.35)	0.40	(4.30)	5.20	(22.65)
Total from investment operations	(10.54)		(4.70)	(0.05)	(5.40)	5.40	(23.30)

DISTRIBUTIONS:
From net realized gains	–		–	(4.05)	–	–	–
From tax return of capital	(1.70)		(3.90)	–	(4.30)	(5.10)	(5.95)
Total distributions	(1.70)		(3.90)	(4.05)	(4.30)	(5.10)	(5.95)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(12.24)		(8.60)	(4.01)	(9.70)	0.30	(29.25)
NET ASSET VALUE, END OF PERIOD	$26.91		$39.15	$47.75	$51.85	$61.55	$61.25
TOTAL RETURN(c)	(27.32)%		(10.79)%	(0.55)%	(9.27)%	9.76%	(26.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,429,588		$7,249,005	$8,699,748	$9,405,284	$9,378,019	$7,203,754

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85	%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(e)	0.85	%(d)	0.87%	0.85%	0.41%	1.42%	(11.40)%
Expenses (including current and deferred tax expenses/benefits)(f)	0.85	%(d)	0.85%	0.85%	1.81%	(0.36)%	1.57%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85	)%(d)	(0.77)%	(0.85)%	(0.85)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(f)	(0.85	)%(d)	(0.77)%	(0.85)%	(1.81)%	0.36%	(1.57)%
PORTFOLIO TURNOVER RATE(g)	10%		34%	26%	23%	31%	21%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split. See Note 1.

(b)	Based on average shares outstanding during the period.

(c)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.

(f)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).

(g)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 12 | May 31, 2020

Alerian Energy Infrastructure ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (31.90%)
Gathering + Processing (3.71%)
Keyera Corp.	89,229	$1,414,080

Pipeline Transportation | Natural Gas (7.73%)
TC Energy Corp.	65,294	2,942,581

Pipeline Transportation | Petroleum (18.02%)
Enbridge, Inc.	106,226	3,454,843
Inter Pipeline, Ltd.	173,473	1,588,768
Pembina Pipeline Corp.	72,605	1,814,004
Total Pipeline Transportation | Petroleum		6,857,615

Storage (2.44%)
Gibson Energy, Inc.(a)	59,988	928,020

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $15,334,964)		12,142,296

U.S. ENERGY INFRASTRUCTURE COMPANIES (27.04%)
Gathering + Processing (9.25%)
ONEOK, Inc.	49,710	1,823,860
Targa Resources Corp.	94,829	1,696,491
Total Gathering + Processing		3,520,351

Liquefaction (4.71%)
Cheniere Energy, Inc.(b)	39,499	1,751,781
Tellurian, Inc.(a)(b)	40,077	40,073
Total Liquefaction		1,791,854

Pipeline Transportation | Natural Gas (10.82%)
Equitrans Midstream Corp.(a)	166,023	1,343,126
Kinder Morgan, Inc.	175,668	2,775,554
Total Pipeline Transportation | Natural Gas		4,118,680

Storage (2.26%)
Macquarie Infrastructure Corp.	30,362	861,977

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $15,996,239)		10,292,862

U.S. ENERGY INFRASTRUCTURE MLPS (25.01%)
Gathering + Processing (3.73%)
CNX Midstream Partners LP	5,104	37,055
Crestwood Equity Partners LP	6,357	90,333
Enable Midstream Partners LP	11,288	46,958
MPLX LP	47,029	893,081
Noble Midstream Partners LP	4,059	39,251
Rattler Midstream LP	18,011	151,472
Security Description	Shares	Value
Gathering + Processing (continued)
Western Midstream Partners LP	17,166	$160,330
Total Gathering + Processing		1,418,480

Pipeline Transportation | Natural Gas (15.56%)
Energy Transfer LP	290,421	2,369,835
Enterprise Products Partners LP	185,994	3,552,486
Total Pipeline Transportation | Natural Gas		5,922,321

Pipeline Transportation | Petroleum (5.72%)
BP Midstream Partners LP	6,061	75,823
Genesis Energy LP	9,245	74,145
Holly Energy Partners LP	3,394	54,847
Magellan Midstream Partners LP	27,700	1,255,918
NGL Energy Partners LP	15,069	76,852
NuStar Energy LP	7,942	137,953
Phillips 66 Partners LP	8,251	368,655
Shell Midstream Partners LP	10,019	135,156
Total Pipeline Transportation | Petroleum		2,179,349

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $16,188,710)		9,520,150

U.S. GENERAL PARTNERS (13.05%)
Gathering + Processing (7.18%)
Antero Midstream Corp.	133,152	636,466
EnLink Midstream LLC	107,722	254,224
The Williams Cos., Inc.	90,188	1,842,541
Total Gathering + Processing		2,733,231

Pipeline Transportation | Petroleum (5.87%)
Plains GP Holdings LP	223,448	2,232,246

TOTAL U.S. GENERAL PARTNERS
(Cost $9,867,451)		4,965,477

See Notes to Financial Statements.

 13 | May 31, 2020

Alerian Energy Infrastructure ETF

Schedule of Investments	May 31, 2020 (Unaudited)

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.62%)
Money Market Fund (0.28%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $107,017)	0.15%	107,017	$107,017

Investments Purchased with Collateral from Securities Loaned (2.34%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $890,420)		890,420	890,420
TOTAL SHORT TERM INVESTMENTS
(Cost $997,437)			997,437

TOTAL INVESTMENTS (99.62%)
(Cost $58,384,801)			$37,918,222
OTHER ASSETS IN EXCESS OF LIABILITIES (0.38%)			144,533
NET ASSETS - 100.00%			$38,062,755

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $866,651.

(b)	Non-income producing security.

See Notes to Financial Statements.

 14 | May 31, 2020

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	May 31, 2020 (Unaudited)

ASSETS:
Investments, at value	$37,918,222
Receivable for Investments Sold	987,263
Dividends receivable	65,061
Total Assets	38,970,546

LIABILITIES:
Payable to adviser	17,371
Payable for collateral upon return of securities loaned	890,420
Total Liabilities	907,791
NET ASSETS	$38,062,755

NET ASSETS CONSIST OF:
Paid-in capital	$65,006,673
Distributable earnings	(26,943,918)
NET ASSETS	$38,062,755

INVESTMENTS, AT COST	$58,384,801

PRICING OF SHARES
Net Assets	$38,062,755
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,650,000
Net Asset Value, offering and redemption price per share	$14.36

See Notes to Financial Statements.

 15 | May 31, 2020

Alerian Energy Infrastructure ETF

Statement of Operations	For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends*	$1,642,283
Securities lending income	6,873
Total Investment Income	1,649,156

EXPENSES:
Investment adviser fees	144,526
Total Expenses	144,526
NET INVESTMENT INCOME	1,504,630

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(6,224,034)
Net realized loss on foreign currency transactions	(1,959)
Net realized loss	(6,225,993)
Net change in unrealized depreciation on investments	(10,152,388)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,315
Net change in unrealized depreciation	(10,151,073)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(16,377,066)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,872,436)
* Net of foreign tax withholding.	$69,014

See Notes to Financial Statements.

 16 | May 31, 2020

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,504,630	$2,547,452
Net realized gain/(loss)	(6,225,993)	385,284
Net change in unrealized depreciation	(10,151,073)	(1,916,143)
Net increase/(decrease) in net assets resulting from operations	(14,872,436)	1,016,593

DISTRIBUTIONS:
From distributable earnings	(1,502,624)	(1,375,978)
From tax return of capital	–	(2,575,568)
Total distributions	(1,502,624)	(3,951,546)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,186,378	28,422,425
Cost of shares redeemed	(14,557,294)	(15,378,212)
Net increase from share transactions	2,629,084	13,044,213
Net increase/(decrease) in net assets	(13,745,976)	10,109,260

NET ASSETS:
Beginning of period	51,808,731	41,699,471
End of period	$38,062,755	$51,808,731

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,700,000	2,050,000
Shares sold	1,050,000	1,400,000
Shares redeemed	(1,100,000)	(750,000)
Shares outstanding, end of period	2,650,000	2,700,000

See Notes to Financial Statements.

 17 | May 31, 2020

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$19.19		$20.34	$22.30	$22.95	$18.97	$28.55

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57		0.88	0.85	0.79	0.80	0.83
Net realized and unrealized gain/(loss) on investments	(4.83)		(0.64)	(2.23)	(0.72)	3.95	(9.78)
Total from investment operations	(4.26)		0.24	(1.38)	0.07	4.75	(8.95)

DISTRIBUTIONS:
From net investment income	(0.57)		(0.50)	(0.47)	(0.47)	(0.63)	(0.48)
Tax return of capital	–		(0.89)	(0.11)	(0.25)	(0.14)	(0.15)
Total distributions	(0.57)		(1.39)	(0.58)	(0.72)	(0.77)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.83)		(1.15)	(1.96)	(0.65)	3.98	(9.58)
NET ASSET VALUE, END OF PERIOD	$14.36		$19.19	$20.34	$22.30	$22.95	$18.97
TOTAL RETURN(b)	(22.43)%		1.09%	(6.27)%	0.21%	25.63%	(31.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$38,063		$51,809	$41,699	$42,370	$18,357	$12,331

Ratio of expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	6.77	%(c)	4.23%	3.86%	3.39%	4.04%	3.31%
PORTFOLIO TURNOVER RATE(d)	17%		26%	73%	37%	38%	47%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 18 | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Total Return Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Total Return Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (“the NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. On May 18, 2020, Alerian MLP ETF reduced its Creation Unit size from 50,000 to 25,000 shares.

The Board authorized a one-for-five reverse stock split of Alerian MLP ETF that was effective at the market open on May 18, 2020. The impact of the reverse stock split was to decrease the number of shares outstanding by a factor of five, while increasing the NAV of shares outstanding by a factor of five, resulting in no effect to the net assets of the Fund. The financial statements of the Fund have been adjusted to reflect the reverse stock split.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

 19 | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

 20 | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2020:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Master Limited Partnerships*	$4,426,872,914	$–	$–	$4,426,872,914
Short Term Investments	8,670,958	–	–	8,670,958
Total	$4,435,543,872	$–	$–	$4,435,543,872

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$12,142,296	$–	$–	$12,142,296
U.S. Energy Infrastructure Companies*	10,292,862	–	–	10,292,862
U.S. Energy Infrastructure MLPs*	9,520,150	–	–	9,520,150
U.S. General Partners*	4,965,477	–	–	4,965,477
Short Term Investments	997,437	–	–	997,437
Total	$37,918,222	$–	$–	$37,918,222

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded using the specific identification method. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

 21 | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Period ended May 31, 2020
	Current	Deferred	Total
Federal	$–	$(408,808,819)	$(408,808,819)
State	–	(42,048,907)	(42,048,907)
Valuation Allowance	–	450,857,726	450,857,726
Total tax expense/(benefit)	$–	$–	$–

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of May 31, 2020
Deferred tax assets:
Capital loss carryforward	$361,871,768
Net operating loss carryforward	182,143,720
Income recognized from MLP investments	1,235,904,840
Other deferred tax assets	12,526,982
Valuation allowance	(844,403,666)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(948,043,644)
Net Deferred Tax Asset/(Liability)	$–

 22 | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2023. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2018	238,631,783	11/30/2023
Federal	11/30/2019	775,952,106	11/30/2024
Federal	11/30/2020	547,902,157	11/30/2025
Total		$1,562,486,046

The net operating loss carryforward is available to offset future taxable income. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2016	368,943,599	11/30/2036
Federal	11/30/2017	343,920,174	11/30/2037
Federal	11/30/2020	50,387,233	Indefinite
Total		$763,251,006

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2015	3,371,089	Varies by State (5-20 years)
State	11/30/2016	11,572,162	Varies by State (5-20 years)
State	11/30/2017	5,829,393	Varies by State (5-20 years)
State	11/30/2020	1,088,364	Various
Total		$21,861,008

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under TCJA, to tax years ending November 30, 2022 and beyond.

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

23  | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of May 31, 2020
Income tax expense at statutory rate	$(408,312,138)
State income tax benefit (net of federal benefit)	(41,997,820)
Permanent differences, net	(690,520)
Valuation allowance	451,000,478
Net income tax expense	$–

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to May 31, 2020
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to May 31, 2020, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2016 through November 30, 2018 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2020.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2020, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

24  | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

The tax character of the distributions paid during the fiscal year ended November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
Alerian Energy Infrastructure ETF	$1,375,978	$–	$2,575,568

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$1,074,081	$869,503

As of May 31, 2020, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$5,538,603,580	$54,316,125
Gross appreciation (excess of value over tax cost)	$1,166,862,237	$6,427,751
Gross depreciation (excess of tax cost over value)	(2,269,921,945)	(22,825,654)
Net unrealized appreciation/(depreciation)	$(1,103,059,708)	$(16,397,903)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2020.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

25  | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$866,651	$890,420	$–	$890,420

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2020:

Alerian Energy Infrastructure ETF		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$890,420	$–	$–	$–	$890,420
Total Borrowings					890,420
Gross amount of recognized liabilities for securities lending (collateral received)					$890,420

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.70%	greater than $15 billion up to and including $20 billion
	0.55%	greater than $20 billion up to and including $25 billion
	0.40%	greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.65%

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not considered an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. Effective January 1, 2020 the Interested Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

26  | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

4.  PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$560,233,104	$1,800,588,999
Alerian Energy Infrastructure ETF	7,689,002	8,130,520

For the year ended May 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$624,514,456	$–
Alerian Energy Infrastructure ETF	17,181,637	14,544,115

For the six months ended May 31, 2020, the Alerian Energy Infrastructure ETF had in-kind net realized loss of $5,962,809.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. On May 18, 2020, Alerian MLP ETF reduced its Creation Unit size from 50,000 to 25,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

27  | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

7.  RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the six months ended May 31, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the six months ended May 31, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Alerian MLP ETF	$486,619	$368,210	$(404,096)
Alerian Energy Infrastructure ETF	173,831	-	-

8.  AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the six months ended May 31, 2020, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Market Value as of November 30, 2019	Purchases	Purchases In-Kind	Sales	Market Value as of May 31, 2020	Share Balance as of May 31, 2020	Dividends*	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
CNX Midstream Partners LP	$–	$45,463,617	$1,766,867	$(7,393,669)	$33,886,667	4,667,585	$–	$(5,254,049)	$(305,827)
Crestwood Equity Partners LP	193,019,499	4,603,597	11,970,719	(30,202,707)	82,486,634	5,804,830	–	(50,638,311)	(39,077,854)
DCP Midstream LP	235,207,472	6,480,663	16,401,532	(45,251,360)	115,720,880	10,520,080	–	(23,852,635)	(61,098,507)
EnLink Midstream LLC	151,555,599	5,073,403	10,810,123	(29,790,936)	71,398,064	30,253,417	–	14,699,397	(72,540,873)
Genesis Energy LP	255,950,735	7,480,047	16,772,874	(44,063,876)	101,788,958	12,691,890	–	(74,073,363)	(51,499,564)
Holly Energy Partners LP	–	81,207,994	3,337,299	(12,366,245)	85,699,033	5,303,158	–	16,755,305	(1,355,804)
NGL Energy Partners LP	142,634,103	7,216,635	10,712,184	(25,850,075)	70,372,278	13,798,486	–	(25,937,392)	(30,345,352)
NuStar Energy LP	341,042,510	15,252,390	24,944,949	(61,808,601)	198,690,862	11,438,737	–	(73,575,316)	(35,793,361)
Plains All American Pipeline LP	677,150,858	79,631,772	54,199,598	(114,234,699)	392,301,804	40,443,485	–	(103,733,224)	(178,853,389)
TC PipeLines LP	260,040,764	25,075,043	26,821,068	(70,746,608)	221,267,809	6,294,959	–	30,418,082	(42,179,759)
Western Midstream Partners LP	440,612,042	17,118,048	31,537,981	(84,113,051)	218,724,867	23,418,080	–	(13,903,774)	(150,830,249)
					$1,592,337,856	164,634,707	$–	$(309,095,280)	$(663,880,539)

28  | May 31, 2020

Alerian Exchange Traded Funds

Notes to Financial Statements	May 31, 2020 (Unaudited)

Investments no longer affiliated as of May 31, 2020
EQM Midstream Partners LP	$237,295,022	$16,636,772	$21,781,332	$(61,376,050)	190,084,432	9,673,508	$–	$135,380,460	$(144,829,714)
Magellan Midstream Partners LP	731,291,774	564,371	67,960,709	(169,157,304)	459,324,034	3,854,871	–	(93,904,727)	(54,554,938)
Noble Midstream Partners LP	55,449,095	37,700,768	5,040,665	(11,167,937)	37,276,603	10,130,658	–	(17,796,271)	(28,583,733)
Shell Midstream Partners LP	299,598,190	19,999,212	26,489,117	(69,131,581)	194,014,934	14,382,130	–	(19,966,381)	(49,769,943)
Tallgrass Energy LP, Class A	346,315,139	316,677	27,153,968	(314,114,111)	–	–	–	35,539,753	(95,211,426)
					$880,700,003	38,041,167	$–	$39,252,834	$(372,949,754)

GRAND TOTAL							$–	$(269,842,446)	$(1,036,830,293)

*	100% of the income received was estimated as Return of Capital.

9.  MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

10. SUBSEQUENT EVENTS

Effective July 1, 2020, each Trustee will be compensated a quarterly retainer of $10,000, and a per meeting fee of $5,000.

29  | May 31, 2020

Alerian Exchange Traded Funds

Additional Information	May 31, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	37.15%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor: Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

30  | May 31, 2020

Alerian Exchange Traded Funds

Additional Information	May 31, 2020 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

31  | May 31, 2020

Alerian Exchange Traded Funds

Liquidity Risk Management Program	May 31, 2020 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 2, 2020, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program since its implementation on December 1, 2018. The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

32  | May 31, 2020

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2020

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	3
Financial Statements
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	15
Liquidity Risk Management Program	16

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund” or “EQL”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Equal Sector Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the Underlying Sector ETFs represent the Underlying Index as a whole.

Performance (as of May 31, 2020)

	6 Month	1 Year	5 Year	10 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	-5.85%	6.15%	7.21%	11.41%	12.57%
ALPS Equal Sector Weight ETF - Market Price*	-5.70%	6.23%	7.24%	11.43%	12.60%
NYSE® Equal Sector Weight Total Return Index	-5.67%	6.42%	7.39%	11.69%	12.86%
S&P 500® Total Return Index	-2.10%	12.84%	9.86%	13.15%	14.19%

Total Expense Ratio (per the current Prospectus) is 0.50%. Net Expense Ratio (per the current Prospectus) is 0.28%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. In addition, the Adviser has contractually agreed, through March 31, 2021, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Equal Sector Weight Total Return Index consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

1 | May 31, 2020

ALPS Equal Sector Weight ETF

Performance Overview	May 31, 2020 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Total Return Index as of May 31, 2020:

Sector Weighting Comparison (as of May 31, 2020)

	EQL*	S&P 500®	+/-
Energy	9.8%	2.9%	6.9%
Communication Services	9.5%	11.0%	-1.5%
Materials	9.4%	2.6%	6.8%
Consumer Discretionary	9.4%	10.6%	-1.2%
Technology	9.4%	26.2%	-16.8%
Industrials	9.2%	8.0%	1.2%
Financials	9.0%	10.4%	-1.4%
Healthcare	8.8%	15.2%	-6.4%
Real Estate	8.6%	2.8%	5.8%
Utilities	8.5%	3.2%	5.3%
Consumer Staples	8.4%	7.1%	1.3%
Total	100.0%	100.0%

Source: S&P 500®

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2020

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	May 31, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through May 31, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expense Ratio(a)	Expenses Paid During Period 12/1/19 - 5/31/20(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$941.50	0.15%	$0.73
Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	0.15%	$0.76

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

3 | May 31, 2020

ALPS Equal Sector Weight ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (99.99%)
Communication Services (9.56%)
Communication Services Select Sector SPDR Fund	256,963	$13,881,141

Consumer Discretionary (9.42%)
Consumer Discretionary Select Sector SPDR Fund	110,148	13,679,280

Consumer Staples (8.39%)
Consumer Staples Select Sector SPDR Fund	205,608	12,178,162

Energy (9.79%)
Energy Select Sector SPDR Fund(a)	366,405	14,201,858

Financials (8.96%)
Financial Select Sector SPDR Fund(a)	555,584	13,006,222

Healthcare (8.76%)
Health Care Select Sector SPDR Fund(a)	123,427	12,714,215

Industrials (9.19%)
Industrial Select Sector SPDR Fund(a)	197,137	13,340,261

Materials (9.46%)
Materials Select Sector SPDR Fund(a)	247,500	13,723,875

Real Estate (8.60%)
Real Estate Select Sector SPDR Fund	360,150	12,479,197

Technology (9.41%)
Technology Select Sector SPDR Fund	139,363	13,653,393

Utilities (8.45%)
Utilities Select Sector SPDR Fund(a)	205,512	12,267,011

TOTAL EXCHANGE TRADED FUNDS
(Cost $120,813,698)		145,124,615
7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (7.81%)
Money Market Fund (0.01%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $18,587)	0.15%	18,587	$18,587

Investments Purchased with Collateral from Securities Loaned (7.80%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $11,316,974)		11,316,974	11,316,974
TOTAL SHORT TERM INVESTMENTS
(Cost $11,335,561)			11,335,561

TOTAL INVESTMENTS (107.81%)
(Cost $132,149,259)			$156,460,176
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.81%)			(11,328,890)
NET ASSETS - 100.00%			$145,131,286

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $40,535,598.

Common Abbreviations:

SPDR® - Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

4 | May 31, 2020

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	May 31, 2020 (Unaudited)

ASSETS:
Investments, at value	$156,460,176
Dividends receivable	5,481
Total Assets	156,465,657

LIABILITIES:
Payable to adviser	17,397
Payable for collateral upon return of securities loaned	11,316,974
Total Liabilities	11,334,371
NET ASSETS	$145,131,286

NET ASSETS CONSIST OF:
Paid-in capital	$112,137,952
Total distributable earnings	32,993,334
NET ASSETS	$145,131,286

INVESTMENTS, AT COST	$132,149,259

PRICING OF SHARES
Net Assets	$145,131,286
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,000,000
Net Asset Value, offering and redemption price per share	$72.57

See Notes to Financial Statements.

5 | May 31, 2020

ALPS Equal Sector Weight ETF

Statement of Operations	For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends	$2,325,188
Securities Lending Income	20,459
Total Investment Income	2,345,647

EXPENSES:
Investment adviser fees	279,363
Total Expenses before waiver/reimbursement	279,363
Less fee waiver/reimbursement by investment adviser	(166,108)
Net Expenses	113,255
NET INVESTMENT INCOME	2,232,392

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	9,534,015
Net change in unrealized appreciation/depreciation on investments	(21,950,657)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,416,642)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,184,250)

See Notes to Financial Statements.

6 | May 31, 2020

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$2,232,392	$3,291,025
Net realized gain	9,534,015	4,595,674
Net change in unrealized appreciation/depreciation	(21,950,657)	12,663,405
Net increase/(decrease) in net assets resulting from operations	(10,184,250)	20,550,104

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,309,510)	(3,395,008)
Total distributions	(2,309,510)	(3,395,008)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,482,034	14,156,882
Cost of shares redeemed	(28,264,313)	(17,646,683)
Net decrease from capital share transactions	(10,782,279)	(3,489,801)
Net increase/(decrease) in net assets	(23,276,039)	13,665,295

NET ASSETS:
Beginning of period	168,407,325	154,742,030
End of period	$145,131,286	$168,407,325

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,150,000	2,200,000
Shares sold	250,000	200,000
Shares redeemed	(400,000)	(250,000)
Shares outstanding, end of period	2,000,000	2,150,000

See Notes to Financial Statements.

7 | May 31, 2020

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$78.33		$70.34	$69.28	$59.74	$56.16	$57.01

INCOME FROM OPERATIONS:
Net investment income(a)	1.09		1.53	1.50	1.37	1.66	1.09
Net realized and unrealized gain/(loss)	(5.74)		8.03	1.02	10.03	3.11	(0.84)
Total from investment operations	(4.65)		9.56	2.52	11.40	4.77	0.25

DISTRIBUTIONS:
From net investment income	(1.11)		(1.57)	(1.46)	(1.86)	(1.19)	(1.10)
Total distributions	(1.11)		(1.57)	(1.46)	(1.86)	(1.19)	(1.10)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.76)		7.99	1.06	9.54	3.58	(0.85)
NET ASSET VALUE, END OF PERIOD	$72.57		$78.33	$70.34	$69.28	$59.74	$56.16
TOTAL RETURN(b)	(5.85)%		13.86%	3.66%	19.46%	8.62%	0.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$145,131		$168,407	$154,742	$166,284	$140,391	$140,407

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37	%(c)	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15	%(c)	0.15%	0.15%	0.15%	0.15%	0.21	%(d)
Ratio of net investment income excluding waiver/reimbursement to average net assets	2.74	%(c)	1.89%	1.92%	1.92%	2.71%	1.78%
Ratio of net investment income including waiver/reimbursement to average net assets	2.96	%(c)	2.11%	2.14%	2.14%	2.93%	1.94	%(d)
Portfolio turnover rate(e)	6%		4%	14%	5%	13%	6%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Annualized.
(d)	The effective expense ratio including waivers changed from 0.34% to 0.15% effective April 1, 2015 through March 31, 2016.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

8 | May 31, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2020, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

9 | May 31, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments as of May 31, 2020:

ALPS Equal Sector Weight ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$145,124,615	$–	$–	$145,124,615
Short-Term Investments	11,335,561	–	–	11,335,561
Total	$156,460,176	$–	$–	$156,460,176

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2020.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

10 | May 31, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2020.

The tax character of the distributions paid during the fiscal year ended November 30, 2019 was as follows:

Ordinary Income
November 30, 2019
ALPS Equal Sector Weight ETF	$3,395,008

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$36,299	$690,898

As of May 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$32,214,758
Gross depreciation (excess of tax cost over value)	(8,014,938)
Net unrealized appreciation (depreciation)	24,199,820
Cost of investments for income tax purposes	$132,260,356

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2020.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

11 | May 31, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreement and related cash and non-cash collateral received as of May 31, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$40,535,598	$11,316,974	$30,329,527	$41,646,501

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2020:

ALPS Equal Sector Weight ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$11,316,974	$–	$–	$–	$11,316,974
Total Borrowings					11,316,974
Gross amount of recognized liabilities for securities lending (collateral received)					$11,316,974

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

Effective April 1, 2020, the Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2021. The waiver may only be terminated by the Fund’s Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

12 | May 31, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not considered an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. Effective January 1, 2020 the Interested Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2020 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$8,863,138	$9,528,217

For the year ended May 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$17,482,026	$27,597,102

For the six months ended May 31, 2020, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $9,779,053.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

13 | May 31, 2020

ALPS Equal Sector Weight ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

7. SUBSEQUENT EVENTS

Effective July 1, 2020, each Trustee will be compensated a quarterly retainer of $10,000, and a per meeting fee of $5,000.

14 | May 31, 2020

ALPS Equal Sector Weight ETF

Additional Information	May 31, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	98.34%	98.86%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

15 | May 31, 2020

ALPS Equal Sector Weight ETF

Liquidity Risk Management Program	May 31, 2020 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 2, 2020, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program since its implementation on December 1, 2018. The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

16 | May 31, 2020

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2020

ALPS Clean Energy ETF (Cboe BZX: ACES)

ALPS Disruptive Technologies ETF (Cboe BZX: DTEC)

ALPS Medical Breakthroughs ETF (NYSE ARCA: SBIO)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	3
ALPS Medical Breakthroughs ETF	6
Disclosure of Fund Expenses	9
Financial Statements
Schedule of Investments
ALPS Clean Energy ETF	10
ALPS Disruptive Technologies ETF	11
ALPS Medical Breakthroughs ETF	13
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets
ALPS Clean Energy ETF	17
ALPS Disruptive Technologies ETF	18
ALPS Medical Breakthroughs ETF	19
Financial Highlights	20
Notes to Financial Statements	23
Additional Information	32
Liquidity Risk Management Program	36

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Clean Energy ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Total Return Index (ticker symbol NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

Fund Performance (as of May 31, 2020)

	6 Months	1 Year	Since Inception^
ALPS Clean Energy ETF - NAV	13.10%	36.72%	23.02%
ALPS Clean Energy ETF - Market Price*	12.65%	36.97%	23.02%
S&P 1000® Total Return Index	-13.53%	-2.97%	-5.54%
CIBC Atlas Clean Energy Total Return Index	13.21%	37.04%	23.88%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

CIBC Atlas Clean Energy Total Return Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

1 | May 31, 2020

ALPS Clean Energy ETF

Performance Overview	May 31, 2020 (Unaudited)

Top Ten Holdings* (as of May 31, 2020)

Cree, Inc.	6.28%
Tesla, Inc.	6.21%
Enphase Energy, Inc.	5.74%
First Solar, Inc.	5.62%
Ormat Technologies, Inc.	5.37%
Northland Power, Inc.	5.09%
Universal Display Corp.	4.92%
Brookfield Renewable Partners LP	4.76%
Itron, Inc.	4.64%
NextEra Energy Partners LP	4.57%
Total % of Top 10 Holdings	53.20%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Clean Energy Segment Allocation* (as of May 31, 2020)

Growth of $10,000 (as of May 31, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2020

ALPS Disruptive Technologies ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Net Total Return Index (ticker symbol IDTEC) (the “Underlying Index”). The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Fund Performance (as of May 31, 2020)

	6 Months	1 Year	Since Inception^
ALPS Disruptive Technologies ETF - NAV	6.00%	19.07%	13.26%
ALPS Disruptive Technologies ETF - Market Price*	5.61%	19.01%	13.22%
MSCI All Country World Net Total Return Index	-5.96%	5.43%	1.67%
Indxx Disruptive Technologies Net Total Return Index	6.16%	19.48%	13.50%
Morningstar® Global Markets Index**	-6.61%	4.51%	1.10%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www. alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.
**	Effective December 13, 2019, the Fund replaced the MSCI ACWI Net Total Return Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Global Markets Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

Indxx Disruptive Technologies Net Total Return Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

3 | May 31, 2020

ALPS Disruptive Technologies ETF

Performance Overview	May 31, 2020 (Unaudited)

The MSCI All Country World Net Total Return Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. As of December 2019, it covers more than 3,050 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market.

The Morningstar® Global Markets Index, measures the performance of performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

Top Ten Holdings* (as of May 31, 2020)

Zscaler, Inc.	1.82%
ams AG	1.79%
iRobot Corp.	1.47%
Okta, Inc.	1.35%
Fortinet, Inc.	1.35%
Proto Labs, Inc.	1.34%
Splunk, Inc.	1.30%
Adyen NV	1.23%
Palo Alto Networks, Inc.	1.23%
Nemetschek SE	1.22%
Total % of Top 10 Holdings	14.10%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Thematic Allocation* (as of May 31, 2020)

4 | May 31, 2020

ALPS Disruptive Technologies ETF

Performance Overview	May 31, 2020 (Unaudited)

Growth of $10,000 (as of May 31, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 | May 31, 2020

ALPS Medical Breakthroughs ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Total Return Index (the “Underlying Index”). The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depository receipts based on such securities).

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Fund Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	5.00%	28.36%	5.09%	11.03%
ALPS Medical Breakthroughs ETF - Market Price*	5.07%	28.40%	5.10%	11.04%
S-Network Medical Breakthroughs Total Return Index	5.20%	28.60%	5.41%	11.37%
NASDAQ Biotechnology Total Return Index	13.02%	35.58%	2.55%	5.87%

Total Expense Ratio (per the current prospectus) is 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 31, 2014.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of the all NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S-Network Medical Breakthroughs Total Return Index (Ticker: PMBI) is designed to capture research and development opportunities in the biotechnology industry. PMBI consists of small-cap and mid-cap biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

6 | May 31, 2020

ALPS Medical Breakthroughs ETF

Performance Overview	May 31, 2020 (Unaudited)

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

Top Ten Holdings* (as of May 31, 2020)

Immunomedics, Inc.	6.24%
United Therapeutics Corp.	4.56%
Acceleron Pharma, Inc.	4.26%
Global Blood Therapeutics, Inc.	3.80%
Mirati Therapeutics, Inc.	3.80%
MorphoSys AG	3.71%
ChemoCentryx, Inc.	3.28%
Bluebird Bio, Inc.	3.17%
Deciphera Pharmaceuticals, Inc.	2.87%
Allakos, Inc.	2.85%
Total % of Top 10 Holdings	38.54%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2020)

7 | May 31, 2020

ALPS Medical Breakthroughs ETF

Performance Overview	May 31, 2020 (Unaudited)

Growth of $10,000 (as of May 31, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8 | May 31, 2020

ALPS ETF Trust

Disclosure of Fund Expenses	May 31, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through May 31, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expense Ratio(a)	Expenses Paid During Period 12/1/19 - 5/31/20(b)
ALPS Clean Energy ETF
Actual	$1,000.00	$1,131.00	0.65%	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$1,060.00	0.50%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$1,050.00	0.50%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

9 | May 31, 2020

ALPS Clean Energy ETF
Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (88.88%)
Consumer Discretionary (6.20%)
Tesla, Inc.(a)	13,405	$11,193,175

Energy (2.26%)
Renewable Energy Group, Inc.(a)	143,836	4,092,134

Industrials (19.93%)
Acuity Brands, Inc.	91,542	7,886,343
Ameresco, Inc., Class A(a)	80,096	1,718,860
American Superconductor Corp.(a)(b)	68,047	493,341
Ballard Power Systems, Inc.(a)(b)	609,723	6,578,911
Covanta Holding Corp.	442,642	3,983,778
Orion Energy Systems, Inc.(a)	96,062	430,358
Plug Power, Inc.(a)(b)	1,100,190	4,631,800
Sunrun, Inc.(a)	313,241	5,231,125
TPI Composites, Inc.(a)	125,739	2,609,084
Vivint Solar, Inc.(a)	187,502	1,410,015
Willdan Group, Inc.(a)	41,435	1,013,086
Total Industrials		35,986,701

Information Technology (28.42%)
Cree, Inc.(a)	214,989	11,327,770
Enphase Energy, Inc.(a)	177,862	10,349,789
First Solar, Inc.(a)(b)	217,524	10,140,969
Itron, Inc.(a)	129,875	8,366,548
SunPower Corp.(a)(b)	317,745	2,294,119
Universal Display Corp.	60,524	8,872,818
Total Information Technology		51,352,013

Real Estate (3.93%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	244,610	7,096,136

Utilities (28.14%)
Boralex, Inc., Class A	346,241	7,204,710
Clearway Energy, Inc., Class C	297,306	6,513,974
Innergex Renewable Energy, Inc.	484,630	6,666,588
Northland Power, Inc.	396,487	9,168,861
Ormat Technologies, Inc.	132,918	9,677,760
Sunnova Energy International, Inc.(a)(b)	89,647	1,344,705
TerraForm Power, Inc., Class A	331,063	6,084,938
Security Description	Shares	Value
Utilities (continued)
TransAlta Renewables, Inc.(b)	398,263	$4,145,048
Total Utilities		50,806,584

TOTAL COMMON STOCKS
(Cost $135,353,735)		160,526,743

MASTER LIMITED PARTNERSHIPS (10.78%)
Energy (1.47%)
Enviva Partners LP	75,933	2,656,136

Utilities (9.31%)
Brookfield Renewable Partners LP	175,319	8,582,272
NextEra Energy Partners LP	161,221	8,240,005
Total Utilities		16,822,277

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $16,701,188)		19,478,413

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.85%)
Money Market Fund (0.17%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $302,180)	0.15%	302,180	302,180

Investments Purchased with Collateral from Securities Loaned (5.68%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $10,262,064)		10,262,064	10,262,064
TOTAL SHORT TERM INVESTMENTS
(Cost $10,564,244)			10,564,244

TOTAL INVESTMENTS (105.51%)
(Cost $162,619,167)			$190,569,400
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.51%)			(9,954,938)
NET ASSETS - 100.00%			$180,614,462

(a)	Non-income producing security.

(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $13,057,662.

See Notes to Financial Statements.

10  | May 31, 2020

ALPS Disruptive Technologies ETF
Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (98.89%)
Communication Services (2.03%)
Netflix, Inc.(a)	2,005	$841,559
Spotify Technology SA(a)	4,963	897,956
Total Communication Services		1,739,515

Consumer Discretionary (2.37%)
Garmin, Ltd.	8,667	781,503
iRobot Corp.(a)(b)	17,046	1,256,631
Total Consumer Discretionary		2,038,134

Financials (3.77%)
American Express Co.	7,534	716,257
LendingTree, Inc.(a)(b)	2,820	733,256
Moody's Corp.	3,260	871,757
S&P Global, Inc.	2,845	924,682
Total Financials		3,245,952

Health Care (11.45%)
ABIOMED, Inc.(a)	4,609	1,031,956
Align Technology, Inc.(a)	3,490	857,214
Boston Scientific Corp.(a)	20,293	770,931
Cochlear, Ltd.	5,703	733,697
CYBERDYNE, Inc.(a)(b)	175,300	828,995
Demant A/S(a)	27,132	764,851
DENTSPLY SIRONA, Inc.	15,739	732,178
DexCom, Inc.(a)	2,551	965,069
Insulet Corp.(a)	3,807	717,886
Intuitive Surgical, Inc.(a)	1,379	799,861
Smith & Nephew PLC, Sponsored ADR(b)	18,450	752,945
Tecan Group AG	2,468	861,158
Total Health Care		9,816,741

Industrials (18.01%)
ABB, Ltd., Sponsored ADR	37,428	735,834
ADT, Inc.	130,090	921,037
AeroVironment, Inc.(a)	13,477	954,576
ATS Automation Tooling Systems, Inc.(a)(b)	55,836	811,474
Experian PLC	24,102	837,313
FANUC Corp.	4,312	768,279
IHS Markit, Ltd.	11,886	825,601
Proto Labs, Inc.(a)	9,063	1,145,110
Prysmian SpA	40,849	868,119
RELX PLC, Sponsored ADR	32,794	763,772
Schneider Electric SE	8,166	808,931
Sensata Technologies Holding PLC(a)	19,053	679,239
Security Description	Shares	Value
Industrials (continued)
Siemens Gamesa Renewable Energy SA(a)	51,598	$866,878
Thomson Reuters Corp.(b)	10,368	694,438
TransUnion	8,713	751,845
Verisk Analytics, Inc.	4,527	781,722
Vestas Wind Systems A/S	7,845	798,852
Wolters Kluwer NV	10,156	808,097
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	714,000	642,936
Total Industrials		15,464,053

Information Technology (58.89%)
3D Systems Corp.(a)(b)	96,588	711,854
Adobe, Inc.(a)	2,213	855,546
Adyen NV(a)(c)(d)	806	1,058,431
Alarm.com Holdings, Inc.(a)	17,587	831,689
ams AG(a)	101,997	1,532,394
ANSYS, Inc.(a)	3,085	873,055
Autodesk, Inc.(a)	4,632	974,480
Avast PLC(c)(d)	154,716	961,099
Black Knight, Inc.(a)	10,169	782,810
Brooks Automation, Inc.	22,435	896,727
Check Point Software Technologies, Ltd.(a)	7,677	841,937
Cognex Corp.	16,153	916,522
CyberArk Software, Ltd.(a)	8,006	830,863
Dassault Systemes SE	4,839	817,816
FARO Technologies, Inc.(a)	14,394	810,094
Fidelity National Information Services, Inc.	5,328	739,686
First Solar, Inc.(a)(b)	17,223	802,936
Fiserv, Inc.(a)	6,652	710,234
FleetCor Technologies, Inc.(a)	2,946	718,205
Fortinet, Inc.(a)	8,303	1,155,778
Global Payments, Inc.	4,019	721,370
Guidewire Software, Inc.(a)	8,128	833,770
Intuit, Inc.	2,655	770,800
Itron, Inc.(a)	10,918	703,338
Keyence Corp.	2,192	901,435
Landis+Gyr Group AG	9,951	653,881
Mastercard, Inc., Class A	2,614	786,526
Nemetschek SE	13,315	1,047,925
NortonLifeLock, Inc.	36,509	831,675
Okta, Inc.(a)	5,934	1,160,572
Omron Corp.	13,500	893,783
Palo Alto Networks, Inc.(a)	4,492	1,056,833
PayPal Holdings, Inc.(a)	6,513	1,009,580
Proofpoint, Inc.(a)	6,907	803,077

11  | May 31, 2020

ALPS Disruptive Technologies ETF
Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
Information Technology (continued)
PTC, Inc.(a)	11,658	$890,438
Qorvo, Inc.(a)	8,226	861,591
Renishaw PLC	17,352	825,041
salesforce.com, Inc.(a)	4,490	784,807
SAP SE, Sponsored ADR	6,204	794,732
ServiceNow, Inc.(a)	2,406	933,360
Silicon Laboratories, Inc.(a)	9,076	850,058
SimCorp A/S	8,049	883,992
Skyworks Solutions, Inc.	7,827	927,813
SolarEdge Technologies, Inc.(a)	6,964	988,191
Splunk, Inc.(a)	5,997	1,114,482
Square, Inc.(a)	11,789	955,852
SS&C Technologies Holdings, Inc.	14,862	860,435
StoneCo, Ltd.(a)(b)	20,909	662,397
Stratasys, Ltd.(a)(b)	48,392	864,281
Temenos AG	5,582	851,403
Trend Micro, Inc.	14,034	770,377
Visa, Inc., Class A	3,948	770,808
VMware, Inc., Class A(a)(b)	6,431	1,004,972
Wirecard AG	6,712	704,534
Workday, Inc., Class A(a)	4,792	878,997
Xero, Ltd.(a)	13,672	777,073
Zscaler, Inc.(a)(b)	15,950	1,564,536
Total Information Technology		50,516,891

Real Estate (1.73%)
Digital Realty Trust, Inc.	4,901	703,588
Equinix, Inc.	1,120	781,345
Total Real Estate		1,484,933

Utilities (0.64%)
China Longyuan Power Group Corp., Ltd., Class H	1,125,000	547,152

TOTAL COMMON STOCKS
(Cost $72,484,586)		84,853,371

MASTER LIMITED PARTERSHIPS (0.90%)
Utilities (0.90%)
Brookfield Renewable Partners LP	15,860	776,384

TOTAL MASTER LIMITED PARTERSHIPS
(Cost $497,577)		776,384
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.53%)
Money Market Fund (0.15%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $127,000)	0.15%	127,000	$127,000

Investments Purchased with Collateral from Securities Loaned (1.38%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $1,187,919)		1,187,919	1,187,919
TOTAL SHORT TERM INVESTMENTS
(Cost $1,314,919)			1,314,919

TOTAL INVESTMENTS (101.32%)
(Cost $74,297,082)			$86,944,674
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.32%)			(1,132,280)
NET ASSETS - 100.00%			$85,812,394

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $5,262,402.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,019,530, representing 2.35% of net assets.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2020, the market value of those securities was $2,019,530 representing 2.35% of net assets.

See Notes to Financial Statements.

12  | May 31, 2020

ALPS Medical Breakthroughs ETF
Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.96%)
Biotechnology (99.96%)
Acceleron Pharma, Inc.(a)	83,089	$8,211,685
Agenus, Inc.(a)	239,449	893,145
Akcea Therapeutics, Inc.(a)(b)	163,689	2,438,966
Akero Therapeutics, Inc.(a)(b)	49,778	1,265,357
Albireo Pharma, Inc.(a)(b)	25,435	680,641
Alector, Inc.(a)(b)	134,329	4,392,558
Alkermes PLC(a)	273,758	4,478,681
Allakos, Inc.(a)(b)	84,627	5,500,755
Apellis Pharmaceuticals, Inc.(a)(b)	127,519	4,296,115
Aprea Therapeutics, Inc.(a)	36,589	982,781
Arena Pharmaceuticals, Inc.(a)	87,042	5,202,500
Assembly Biosciences, Inc.(a)	54,077	1,053,961
Bluebird Bio, Inc.(a)(b)	96,199	6,121,142
Catalyst Pharmaceuticals, Inc.(a)(b)	179,632	774,214
ChemoCentryx, Inc.(a)	101,274	6,318,485
Coherus Biosciences, Inc.(a)(b)	122,248	2,278,703
Concert Pharmaceuticals, Inc.(a)	49,850	529,407
Constellation Pharmaceuticals, Inc.(a)	69,792	2,479,710
Cortexyme, Inc.(a)(b)	46,809	2,157,427
Crinetics Pharmaceuticals, Inc.(a)(b)	42,228	690,006
CytomX Therapeutics, Inc.(a)	79,201	701,721
Deciphera Pharmaceuticals, Inc.(a)	94,391	5,528,481
Dicerna Pharmaceuticals, Inc.(a)	119,287	2,573,021
Eidos Therapeutics, Inc.(a)(b)	65,106	3,184,334
Enanta Pharmaceuticals, Inc.(a)	34,390	1,770,741
Epizyme, Inc.(a)(b)	158,755	2,786,150
Fate Therapeutics, Inc.(a)(b)	131,773	4,273,398
FibroGen, Inc.(a)(b)	151,645	5,071,009
Frequency Therapeutics, Inc.(a)	53,664	996,004
G1 Therapeutics, Inc.(a)(b)	65,512	1,111,739
Global Blood Therapeutics, Inc.(a)(b)	104,729	7,322,651
GlycoMimetics, Inc.(a)	75,579	213,889
Gossamer Bio, Inc.(a)(b)	115,114	1,398,635
ImmunoGen, Inc.(a)	300,506	1,406,368
Immunomedics, Inc.(a)(b)	358,350	12,036,976
Intercept Pharmaceuticals, Inc.(a)(b)	56,859	4,108,631
Ironwood Pharmaceuticals, Inc.(a)(b)	273,360	2,659,793
Security Description	Shares	Value
Biotechnology (continued)
KalVista Pharmaceuticals, Inc.(a)	31,058	$349,403
Karuna Therapeutics, Inc.(a)(b)	45,292	4,251,107
Krystal Biotech, Inc.(a)	30,174	1,551,245
Kura Oncology, Inc.(a)	78,998	1,350,076
Ligand Pharmaceuticals, Inc.(a)(b)	28,775	2,922,677
MacroGenics, Inc.(a)	85,266	1,640,518
Madrigal Pharmaceuticals, Inc.(a)(b)	26,897	3,120,590
MediciNova, Inc.(a)	76,423	408,099
MeiraGTx Holdings PLC(a)(b)	63,754	946,109
Merus NV(a)(b)	49,082	669,969
Mirati Therapeutics, Inc.(a)(b)	73,824	7,322,602
MorphoSys AG, ADR(a)	221,206	7,160,438
Orchard Therapeutics PLC, ADR(a)	165,369	1,571,006
Oyster Point Pharma, Inc.(a)(b)	37,232	1,059,623
PDL BioPharma, Inc.(a)	199,050	650,894
Portola Pharmaceuticals, Inc.(a)(b)	133,107	2,389,271
Principia Biopharma, Inc.(a)(b)	56,922	3,636,747
PTC Therapeutics, Inc.(a)	107,148	5,433,475
Puma Biotechnology, Inc.(a)	67,913	693,392
Replimune Group, Inc.(a)	62,215	1,168,398
Rigel Pharmaceuticals, Inc.(a)	292,175	571,202
Rocket Pharmaceuticals, Inc.(a)	94,433	1,776,285
SpringWorks Therapeutics, Inc.(a)(b)	74,963	2,853,841
uniQure NV(a)(b)	74,232	4,985,421
United Therapeutics Corp.(a)	74,599	8,798,951
UroGen Pharma, Ltd.(a)(b)	36,565	858,181
Vericel Corp.(a)	77,906	1,120,288
Viking Therapeutics, Inc.(a)(b)	125,967	900,664
Voyager Therapeutics, Inc.(a)(b)	64,621	781,914
XBiotech, Inc.(a)	47,220	659,663
XOMA Corp.(a)	16,278	335,652
Zymeworks, Inc.(a)(b)	77,244	2,944,541
Total Biotechnology		192,772,022

TOTAL COMMON STOCKS (Cost $172,067,292)		192,772,022

13  | May 31, 2020

ALPS Medical Breakthroughs ETF
Schedule of Investments	May 31, 2020 (Unaudited)

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (15.26%)
Money Market Fund (0.07%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $132,179)	0.15%	132,179	$132,179

Investments Purchased with Collateral from Securities Loaned (15.19%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $29,270,745)		29,270,745	29,270,745
TOTAL SHORT TERM INVESTMENTS
(Cost $29,402,924)			29,402,924

TOTAL INVESTMENTS (115.22%)
(Cost $201,470,216)			$222,174,946
LIABILITIES IN EXCESS OF OTHER ASSETS (-15.22%)			(29,337,954)
NET ASSETS - 100.00%			$192,836,992

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $48,668,465.

See Notes to Financial Statements.

14  | May 31, 2020

ALPS ETF Trust
Statements of Assets and Liabilities	May 31, 2020 (Unaudited)

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value	$190,569,400	$86,944,674	$222,174,946
Foreign Currency, at value (Cost $19,066, $– and $–)	19,066	–	–
Dividends receivable	380,783	89,537	12,598
Total Assets	190,969,249	87,034,211	222,187,544

LIABILITIES:
Payable to adviser	92,723	33,898	79,807
Payable for collateral upon return of securities loaned	10,262,064	1,187,919	29,270,745
Total Liabilities	10,354,787	1,221,817	29,350,552
NET ASSETS	$180,614,462	$85,812,394	$192,836,992

NET ASSETS CONSIST OF:
Paid-in capital	$154,719,132	$75,947,643	$251,001,636
Total distributable earnings	25,895,330	9,864,751	(58,164,644)
NET ASSETS	$180,614,462	$85,812,394	$192,836,992

INVESTMENTS, AT COST	$162,619,167	$74,297,082	$201,470,216

PRICING OF SHARES
Net Assets	$180,614,462	$85,812,394	$192,836,992
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	5,000,002	2,550,002	4,650,000
Net Asset Value, offering and redemption price per share	$36.12	$33.65	$41.47

See Notes to Financial Statements.

15  | May 31, 2020

ALPS ETF Trust
Statements of Operations	For the Six Months Ended May 31, 2020 (Unaudited)

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$1,498,883	$752,253	$303
Securities Lending Income	412,814	19,498	128,084
Total Investment Income	1,911,697	771,751	128,387

EXPENSES:
Investment adviser fees	467,916	195,372	495,990
Total Expenses	467,916	195,372	495,990
NET INVESTMENT INCOME/(LOSS)	1,443,781	576,379	(367,603)

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments	(1,765,761)	(503,211)	2,813,286
Net realized loss on foreign currency transactions	(3,590)	(1,327)	–
Total net realized gain/(loss)	(1,769,351)	(504,538)	2,813,286
Net change in unrealized appreciation/(depreciation) on investments	13,494,403	3,871,022	(3,979,874)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1	295	–
Total net change in unrealized appreciation/(depreciation)	13,494,404	3,871,317	(3,979,874)
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	11,725,053	3,366,779	(1,166,588)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,168,834	$3,943,158	$(1,534,191)
*Net of foreign tax withholding.	$66,735	$22,708	$–

See Notes to Financial Statements.

16  | May 31, 2020

ALPS Clean Energy ETF

Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,443,781	$622,902
Net realized loss	(1,769,351)	(376,469)
Net change in unrealized appreciation	13,494,404	14,645,242
Net increase in net assets resulting from operations	13,168,834	14,891,675

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,171,286)	(391,478)
From tax return of capital	–	(652,198)
Total distributions	(1,171,286)	(1,043,676)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	65,611,928	77,603,077
Cost of shares redeemed	(3,354,150)	(1,362,989)
Net increase from capital share transactions	62,257,778	76,240,088
Net increase in net assets	74,255,326	90,088,087

NET ASSETS:
Beginning of period	106,359,136	16,271,049
End of period	$180,614,462	$106,359,136

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,300,002	650,002
Shares sold	1,800,000	2,700,000
Shares redeemed	(100,000)	(50,000)
Shares outstanding, end of period	5,000,002	3,300,002

See Notes to Financial Statements.

17  | May 31, 2020

ALPS Disruptive Technologies ETF

Statement of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$576,379	$295,771
Net realized loss	(504,538)	(1,828,096)
Net change in unrealized appreciation	3,871,317	12,543,297
Net increase in net assets resulting from operations	3,943,158	11,010,972

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(330,120)	(147,001)
Total distributions	(330,120)	(147,001)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	10,065,531	22,068,308
Cost of shares redeemed	(2,776,262)	(6,505,138)
Net increase from capital share transactions	7,289,269	15,563,170
Net increase in net assets	10,902,307	26,427,141

NET ASSETS:
Beginning of period	74,910,087	48,482,946
End of period	$85,812,394	$74,910,087

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,350,002	1,850,002
Shares sold	300,000	750,000
Shares redeemed	(100,000)	(250,000)
Shares outstanding, end of period	2,550,002	2,350,002

See Notes to Financial Statements.

18  | May 31, 2020

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income/(loss)	$(367,603)	$158,073
Net realized gain/(loss)	2,813,286	(9,081,617)
Net change in unrealized appreciation/(depreciation)	(3,979,874)	38,722,701
Net increase/(decrease) in net assets resulting from operations	(1,534,191)	29,799,157

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(84,005)	(4,900,375)
Total distributions	(84,005)	(4,900,375)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	33,907,592	23,073,262
Cost of shares redeemed	(37,022,130)	(72,096,324)
Net decrease from capital share transactions	(3,114,538)	(49,023,062)
Net decrease in net assets	(4,732,734)	(24,124,280)

NET ASSETS:
Beginning of period	197,569,726	221,694,006
End of period	$192,836,992	$197,569,726

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,000,000	6,600,000
Shares sold	800,000	650,000
Shares redeemed	(1,150,000)	(2,250,000)
Shares outstanding, end of period	4,650,000	5,000,000

See Notes to Financial Statements.

19  | May 31, 2020

ALPS Clean Energy ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Period June 28, 2018 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$32.23		$25.03	$24.95

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.34		0.32	0.09
Net realized and unrealized gain/(loss)	3.84		7.42	(0.01)
Total from investment operations	4.18		7.74	0.08

DISTRIBUTIONS:
From net investment income	(0.29)		(0.23)	–
Tax return of capital	–		(0.31)	–
Total distributions	(0.29)		(0.54)	–

Net increase in net asset value	3.89		7.20	0.08
NET ASSET VALUE, END OF PERIOD	$36.12		$32.23	$25.03
TOTAL RETURN(b)	13.10%		31.28%	0.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$180,614		$106,359	$16,271

Ratio of expenses to average net assets	0.65	%(c)	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	2.01	%(c)	1.10%	0.89	%(c)
Portfolio turnover rate(d)	16%		15%	9%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

20  | May 31, 2020

ALPS Disruptive Technologies ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Period December 28, 2017 (Commencement of Operations) to November 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$31.88		$26.21	$25.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.23		0.14	0.13
Net realized and unrealized gain	1.68		5.61	1.00	(b)
Total from investment operations	1.91		5.75	1.13

DISTRIBUTIONS:
From net investment income	(0.14)		(0.08)	–
Total distributions	(0.14)		(0.08)	–

Net increase in net asset value	1.77		5.67	1.13
NET ASSET VALUE, END OF PERIOD	$33.65		$31.88	$26.21
TOTAL RETURN(c)	6.00%		22.04%	4.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$85,812		$74,910	$48,483

Ratio of expenses to average net assets	0.50	%(d)	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	1.48	%(d)	0.48%	0.53	%(d)
Portfolio turnover rate(e)	11%		42%	33%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

21  | May 31, 2020

ALPS Medical Breakthroughs ETF
Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$39.51		$33.59	$31.70	$24.16	$32.23	$24.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.07)		0.03	(0.10)	0.18	(0.09)	(0.13)
Net realized and unrealized gain/(loss)	2.05 (b)		6.67	2.57 (b)	7.36	(7.98)	7.72
Total from investment operations	1.98		6.70	2.47	7.54	(8.07)	7.59

DISTRIBUTIONS:
From net investment income	(0.02)		(0.78)	(0.58)	–	–	–
Total distributions	(0.02)		(0.78)	(0.58)	–	–	–

Net increase/(decrease) in net asset value	1.96		5.92	1.89	7.54	(8.07)	7.59
NET ASSET VALUE, END OF PERIOD	$41.47		$39.51	$33.59	$31.70	$24.16	$32.23
TOTAL RETURN(c)	5.00%		20.99%	7.81%	31.21%	(25.04)%	30.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$192,837		$197,570	$221,694	$128,402	$118,370	$170,824

Ratio of expenses to average net assets	0.50	%(d)	0.50%	0.50%	0.50%	0.50%	0.50	%(d)
Ratio of net investment income/(loss) to average net assets	(0.37	)%(d)	0.09%	(0.27)%	0.66%	(0.38)%	(0.42	)%(d)
Portfolio turnover rate(e)	34%		88%	48%	43%	62%	25%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations during the six months ended May 31, 2020 and during the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

22  | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”). ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF are considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Medical Breakthroughs ETF has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Total Return Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Total Return Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Total Return Index.

The shares of the ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF (“Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). The shares of the ALPS Medical Breakthroughs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

 23 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

 24 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2020:

ALPS Clean Energy ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$160,526,743	$–	$–	$160,526,743
Master Limited Partnerships*	19,478,413	–	–	19,478,413
Short Term Investments	10,564,244	–	–	10,564,244
Total	$190,569,400	$–	$–	$190,569,400

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$84,853,371	$–	$–	$84,853,371
Master Limited Parterships*	776,384	–	–	776,384
Short Term Investments	1,314,919	–	–	1,314,919
Total	$86,944,674	$–	$–	$86,944,674

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$192,772,022	$–	$–	$192,772,022
Short Term Investments	29,402,924	–	–	29,402,924
Total	$222,174,946	$–	$–	$222,174,946

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2020.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

 25 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Other Risks

Equity Risk: A principal risk of investing in the Funds is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Small- and Mid- Capitalization Company Risk: Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk: Each Fund seeks to track its respective Underlying Index, which may have concentration in certain industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in a Fund.

Non-Correlation Risk: Each Fund’s return may not match the return of its respective Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions. Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on its Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

F. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

G. Dividends and Distributions to Shareholders

Dividends from net investment income for both ALPS Disruptive Technology ETF and ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

 26 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2020.

The tax character of the distributions paid during the fiscal year ended November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
ALPS Clean Energy ETF	$391,478	$–	$652,198
ALPS Disruptive Technologies ETF	147,001	–	–
ALPS Medical Breakthroughs ETF	4,900,375	–	–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$681,866	$43,253
ALPS Disruptive Technologies ETF	1,750,762	989,644
ALPS Medical Breakthroughs ETF	39,644,148	39,378,453

The ALPS Medical Breakthrough ETF elects to defer to the year ending November 30, 2020, late year ordinary losses in the amount of $484,171.

As of May 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$39,231,442	$16,526,384	$43,420,975
Gross depreciation (excess of tax cost over value)	(12,112,553)	(3,997,786)	(23,424,552)
Net unrealized appreciation (depreciation)	$27,118,889	$12,528,598	$19,996,423
Cost of investments for income tax purposes	$163,450,511	$74,416,076	$202,178,523

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2020.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2020, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

 27 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

J. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$13,057,662	$10,262,064	$3,006,321	$13,268,385
ALPS Disruptive Technologies ETF	5,262,402	1,187,919	4,036,929	5,224,848
ALPS Medical Breakthroughs ETF	48,668,465	29,270,745	20,715,464	49,986,209

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

 28 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2020:

ALPS Clean Energy ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$10,262,064	$–	$–	$–	$10,262,064
Total Borrowings					10,262,064
Gross amount of recognized liabilities for securities lending (collateral received)					$10,262,064

ALPS Disruptive Technologies ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,187,919	$–	$–	$–	$1,187,919
Total Borrowings					1,187,919
Gross amount of recognized liabilities for securities lending (collateral received)					$1,187,919

ALPS Medical Breakthroughs ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$29,270,745	$–	$–	$–	$29,270,745
Total Borrowings					29,270,745
Gross amount of recognized liabilities for securities lending (collateral received)					$29,270,745

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.65%
ALPS Disruptive Technologies ETF	0.50%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not considered an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. Effective January 1, 2020 the Interested Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

 29 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

4.  PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$22,767,760	$22,719,302
ALPS Disruptive Technologies ETF	8,619,454	8,348,266
ALPS Medical Breakthroughs ETF	65,716,984	66,183,112

For the six months ended May 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$65,616,776	$3,443,977
ALPS Disruptive Technologies ETF	9,917,068	2,779,881
ALPS Medical Breakthroughs ETF	33,849,931	37,028,908

For the six months ended May 31, 2020, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$1,237,310
ALPS Disruptive Technologies ETF	546,549
ALPS Medical Breakthroughs ETF	1,275,532

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Clean Energy ETF engaged in cross trades between other funds in the Trust during the six months ended May 31, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the six months ended May 31, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Clean Energy ETF	$–	$216,242	$(275,210)

 30 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

7. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Effective July 1, 2020, each Trustee will be compensated a quarterly retainer of $10,000, and a per meeting fee of $5,000.

 31 | May 31, 2020

ALPS ETF Trust

Additional Information	May 31, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	30.12%	3.50%
ALPS Disruptive Technologies ETF	100.00%	59.30%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

 32 | May 31, 2020

ALPS ETF Trust

Additional Information	May 31, 2020 (Unaudited)

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technology ETF

The Indxx Disruptive Technologies Index (the “Underlying Index”) is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx and Indxx makes no representation regarding the advisability of investing in the ALPS Disruptive Technologies ETF.

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

 33 | May 31, 2020

ALPS ETF Trust

Additional Information	May 31, 2020 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

 34 | May 31, 2020

ALPS ETF Trust

Additional Information	May 31, 2020 (Unaudited)

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

 35 | May 31, 2020

ALPS ETF Trust

Liquidity Risk Management Program	May 31, 2020 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 2, 2020, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program since its implementation on December 1, 2018. The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

 36 | May 31, 2020

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

Semi-Annual Report

May 31, 2020

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	11
Financial Statements
Schedule of Investments	12
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	24
Notes to Financial Statements	28
Additional Information	36
Liquidity Risk Management Program	38
Board Considerations Regarding Approval of Investment Advisory Agreements	39

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® Total Return Index (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S&P 500® Total Return Index which offer the highest dividend yields.

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	-19.57%	-7.25%	2.42%	8.54%
ALPS Sector Dividend Dogs ETF – Market Price*	-19.61%	-7.23%	2.41%	8.54%
S-Network® Sector Dividend Dogs Total Return Index	-19.42%	-6.84%	2.89%	9.05%
S&P 500® Total Return Index	-2.10%	12.84%	9.86%	13.01%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

1 | May 31, 2020

ALPS Sector Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

Eastman Chemical Co.	2.80%
LyondellBasell Industries NV	2.59%
Williams Cos., Inc.	2.46%
Kraft Heinz Co.	2.42%
Broadcom, Inc.	2.37%
Cummins, Inc.	2.36%
Emerson Electric Co.	2.30%
Exxon Mobil Corp.	2.27%
Maxim Integrated Products, Inc.	2.26%
Nucor Corp.	2.24%
Total % of Top 10 Holdings	24.07%
Sector Allocation* (as of May 31, 2020)

Materials	11.64%
Information Technology	10.90%
Energy	10.81%
Industrials	10.66%
Health Care	10.62%
Utilities	10.09%
Financials	9.13%
Communication Services	9.12%
Consumer Staples	8.60%
Consumer Discretionary	8.38%
Money Market Fund	0.05%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2020

ALPS International Sector Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Developed Markets (ex NA) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	-17.51%	-9.63%	-0.54%	1.85%
ALPS International Sector Dividend Dogs ETF – Market Price*	-17.20%	-8.99%	-0.52%	1.89%
S-Network® International Sector Dividend Dogs Net Total Return Index	-17.39%	-9.14%	-0.18%	2.24%
MSCI EAFE® Net Total Return Index**	-11.48%	-2.81%	0.79%	3.49%
Morningstar® Developed Markets ex-North America Net Total Return Index**	-11.16%	-2.24%	1.08%	3.73%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective December 13, 2019, the Fund replaced the MSCI EAFE Net Total Return Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Developed Markets ex-North America Net Total Return Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

The S-Network® International Sector Dividend Dogs Net Total Return Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

MSCI EAFE® Net Total Return Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

Morningstar® Developed Markets ex-North America Net Total Return Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

3 | May 31, 2020

ALPS International Sector Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

Fortescue Metals Group, Ltd.	2.62%
Equinor ASA	2.46%
BHP Group, Ltd.	2.43%
ACS Actividades de Construccion y Servicios SA	2.43%
AstraZeneca PLC	2.38%
Takeda Pharmaceutical Co., Ltd.	2.35%
Komatsu, Ltd.	2.23%
Bayer AG	2.22%
Endesa SA	2.19%
Rio Tinto, Ltd.	2.15%
Total % of Top 10 Holdings	23.46%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2020)

Materials	11.33%
Health Care	11.13%
Energy	10.35%
Consumer Staples	9.88%
Information Technology	9.73%
Utilities	9.73%
Industrials	9.59%
Consumer Discretionary	9.47%
Communication Services	9.15%
Financials	9.11%
Money Market Fund	0.53%
Total	100.00%

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | May 31, 2020

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Net Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	-13.10%	-11.20%	-2.32%	-1.74%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	-13.05%	-11.25%	-2.33%	-1.79%
S-Network® Emerging Sector Dividend Dogs Net Total Return Index	-12.83%	-10.65%	-1.53%	-0.94%
MSCI® Emerging Markets Net Total Return Index**	-9.69%	-4.39%	0.88%	1.65%
Morningstar® Emerging Markets Net Total Return Index**	-10.19%	-4.95%	0.88%	1.98%

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective December 13, 2019, the Fund replaced the MSCI Emerging Markets Net Total Return Index as the Fund’s secondary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the Morningstar Emerging Markets Net Total Return Index, closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

The S-Network® Emerging Sector Dividend Dogs Net Total Return Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the GICS sectors, excluding the real estate sector, that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The MSCI® Emerging Markets Net Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morningstar® Emerging Markets Net Total Return Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization.

5 | May 31, 2020

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

6 | May 31, 2020

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

Top Glove Corp. Bhd	3.91%
Magnit PJSC	2.89%
Adaro Energy Tbk PT	2.50%
Ternium SA	2.47%
Petronas Gas Bhd	2.39%
MMC Norilsk Nickel PJSC	2.39%
Globe Telecom, Inc.	2.36%
PLDT, Inc.	2.33%
CEZ AS	2.31%
Home Product Center PCL	2.28%
Total % of Top 10 Holdings	25.83%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2020)

Health Care	12.13%
Materials	10.82%
Consumer Staples	10.79%
Communication Services	10.67%
Energy	10.58%
Utilities	10.01%
Consumer Discretionary	9.36%
Industrials	8.78%
Information Technology	8.67%
Financials	8.11%
Money Market Fund	0.08%
Total	100.00%

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7 | May 31, 2020

ALPS REIT Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The ALPS REIT Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Total Return Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® Composite US REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT” or "SNREIT"), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	10 Year	Since Inception^
ALPS REIT Dividend Dogs ETF – NAV	-24.84%	-21.38%	-0.93%	5.44%	1.01%
ALPS REIT Dividend Dogs ETF – Market Price*	-24.65%	-21.35%	-0.97%	5.50%	1.01%
S-Network® REIT Dividend Dogs Total Return Index**	-25.53%	-15.41%	3.39%	7.82%	6.31%
Cohen & Steers Global Realty Majors® Index**	-16.99%	-12.84%	1.72%	7.24%	2.61%
S-Network® Composite US REIT Index***	-16.24%	-9.38%	4.67%	9.10%	6.29%
FTSE EPRA/ NAREIT Developed Real Estate Index***	-22.53%	-16.27%	0.87%	6.68%	2.29%
S&P 500® Total Return Index***	-2.10%	12.84%	9.86%	13.15%	9.00%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund's total returns shown above for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Inception Date was May 7, 2008.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	Effective January 2, 2020, the Fund replaced the Cohen & Steers Global Realty Majors Portfolio Index as the Fund’s primary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new primary benchmark, the S-Network® REIT Dividend Dogs Total Return Index more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

***	Effective January 2, 2020, the Fund replaced the S&P 500® Total Return Index and the FTSE EPRA/NAREIT Developed Real Estate Index as the Fund’s secondary benchmarks for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the S-Network® Composite US REIT Index, more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

The S-Network® REIT Dividend Dogs Total Return Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

8 | May 31, 2020

ALPS REIT Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Cohen & Steers Global Realty Majors® Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

The S-Network® Composite US REIT Index (the “S-Net U.S. REIT” or “SNREIT”) is a benchmark index for the Real Estate Investment Trust component of the US stock market. The SNREIT provides the universe of stocks for RDOGX. The selection criteria for SNREIT include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of RDOGX must be constituents of SNREIT.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS REIT Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

9 | May 31, 2020

ALPS REIT Dividend Dogs ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

CyrusOne, Inc.	3.04%
Sabra Health Care REIT, Inc.	3.02%
QTS Realty Trust, Inc.	2.93%
RLJ Lodging Trust	2.89%
Prologis, Inc.	2.76%
Omega Healthcare Investors, Inc.	2.76%
CoreSite Realty Corp.	2.70%
Apple Hospitality REIT, Inc.	2.62%
STAG Industrial, Inc.	2.61%
Crown Castle International Corp.	2.61%
Total % of Top 10 Holdings	27.94%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

REIT Sector Allocation* (as of May 31, 2020)

Technology REITs	13.63%
Industrial REITs	12.70%
Health Care REITs	12.70%
Hotel & Resort REITs	12.26%
Specialized REITs	11.36%
Office REITs	10.09%
Residential REITs	9.97%
Diversified REITs	9.58%
Retail REITs	7.48%
Money Market Fund	0.23%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 | May 31, 2020

ALPS ETF Trust

Disclosure of Fund Expenses	May 31, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through May 31, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expense Ratio(a)	Expenses Paid During Period 12/1/19 - 5/31/20(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$804.30	0.40%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	0.40%	$2.02
ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$824.90	0.50%	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	0.50%	$2.53
ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$869.00	0.60%	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	0.60%	$3.03
ALPS REIT Dividend Dogs ETF (c)
Actual	$1,000.00	$751.60	0.39%	$1.71
Hypothetical (5% return before expenses)	$1,000.00	$1,023.05	0.39%	$1.97

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.
(c)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

11 | May 31, 2020

ALPS Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.40%)
Communication Services (9.07%)
AT&T, Inc.	547,070	$16,882,580
CenturyLink, Inc.	1,864,313	18,326,197
Interpublic Group of Cos., Inc.	1,102,964	18,871,714
Omnicom Group, Inc.	299,378	16,402,920
Verizon Communications, Inc.	348,186	19,978,913
Total Communication Services		90,462,324

Consumer Discretionary (8.34%)
Ford Motor Co.	3,347,348	19,113,357
Kohl's Corp.	760,676	14,620,193
L Brands, Inc.	1,169,485	18,933,962
Macy's, Inc.	2,347,717	14,931,480
The Gap, Inc.	1,744,543	15,526,433
Total Consumer Discretionary		83,125,425

Consumer Staples (8.56%)
Altria Group, Inc.	470,478	18,372,166
Coty, Inc., Class A	2,415,940	8,769,862
Kraft Heinz Co.	786,852	23,975,381
Molson Coors Beverage Co., Class B	443,195	16,823,682
Philip Morris International, Inc.	237,054	17,390,281
Total Consumer Staples		85,331,372

Energy (10.75%)
Exxon Mobil Corp.	494,807	22,498,874
Helmerich & Payne, Inc.	1,076,531	21,670,569
Occidental Petroleum Corp.	1,322,368	17,124,666
Schlumberger, Ltd.	1,166,603	21,547,158
Williams Cos., Inc.	1,192,310	24,358,893
Total Energy		107,200,160

Financials (9.08%)
Huntington Bancshares, Inc.	1,985,020	17,646,828
Invesco, Ltd.	1,746,137	13,916,712
People's United Financial, Inc.	1,466,218	16,788,196
Principal Financial Group, Inc.	530,224	20,477,251
Prudential Financial, Inc.	356,313	21,720,840
Total Financials		90,549,827

Health Care (10.57%)
AbbVie, Inc.	220,804	20,461,907
Bristol-Myers Squibb Co.	343,039	20,486,289
Cardinal Health, Inc.	395,577	21,634,106
Gilead Sciences, Inc.	266,696	20,756,950
Pfizer, Inc.	576,319	22,009,622
Total Health Care		105,348,874

Industrials (10.60%)
3M Co.	133,082	20,819,348
Cummins, Inc.	137,835	23,376,816
Eaton Corp. PLC	220,315	18,704,744
Emerson Electric Co.	374,483	22,850,953
Security Description	Shares	Value
Industrials (continued)
United Parcel Service, Inc., Class B	200,054	$19,947,384
Total Industrials		105,699,245

Information Technology (10.84%)
Broadcom, Inc.	80,522	23,453,643
International Business Machines Corp.	174,672	21,816,533
Maxim Integrated Products, Inc.	387,992	22,379,378
Seagate Technology PLC	385,098	20,425,598
Western Digital Corp.	451,065	20,013,754
Total Information Technology		108,088,906

Materials (11.56%)
Eastman Chemical Co.	407,176	27,720,542
International Paper Co.	563,856	19,199,297
LyondellBasell Industries NV, Class A	402,624	25,671,306
Nucor Corp.	526,179	22,236,324
Westrock Co.	728,964	20,454,730
Total Materials		115,282,199

Utilities (10.03%)
CenterPoint Energy, Inc.	1,212,853	21,564,526
Dominion Resources, Inc.	240,879	20,477,124
Duke Energy Corp.	219,781	18,819,847
PPL Corp.	688,042	19,223,894
Southern Co.	349,461	19,943,739
Total Utilities		100,029,130

TOTAL COMMON STOCKS
(Cost $1,354,733,123)		991,117,462

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (0.06%)
Money Market Fund
State Street Institutional Treasury Plus Money Market Fund	0.15%	543,391	543,391
TOTAL SHORT TERM INVESTMENTS
(Cost $543,391)			543,391

TOTAL INVESTMENTS (99.46%)
(Cost $1,355,276,514)			$991,660,853
OTHER ASSETS IN EXCESS OF LIABILITIES (0.54%)			5,396,837
NET ASSETS - 100.00%			$997,057,690

See Notes to Financial Statements.

12 | May 31, 2020

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (98.99%)
Australia (12.71%)
Australia & New Zealand Banking Group, Ltd.	205,560	$2,451,221
BHP Group, Ltd.(a)	145,200	3,352,571
Fortescue Metals Group, Ltd.	390,442	3,617,469
National Australia Bank, Ltd.	210,181	2,495,117
Rio Tinto, Ltd.	47,763	2,973,527
Wesfarmers, Ltd.	102,361	2,754,398
Total Australia		17,644,303

Denmark (1.87%)
Danske Bank A/S(b)	209,598	2,590,030

France (7.93%)
Bouygues SA(b)	84,058	2,569,719
Natixis SA(b)	1,185,561	2,622,853
Renault SA(b)	130,614	2,929,485
Sanofi	29,703	2,886,024
Total France		11,008,081

Germany (6.32%)
BASF SE	52,889	2,855,922
Bayer AG	45,402	3,060,197
Evonik Industries AG	115,976	2,851,573
Total Germany		8,767,692

Hong Kong (4.75%)
CITIC, Ltd.	2,266,000	2,151,553
CK Hutchison Holdings, Ltd.	341,000	2,085,196
Sands China, Ltd.	606,200	2,357,857
Total Hong Kong		6,594,606

Italy (3.79%)
Eni SpA	315,771	2,847,288
Intesa Sanpaolo SpA(b)	1,404,162	2,419,711
Total Italy		5,266,999

Japan (17.84%)
Canon, Inc.	122,263	2,515,662
FUJIFILM Holdings Corp.	60,500	2,794,293
Hitachi, Ltd.	90,300	2,892,916
Japan Tobacco, Inc.	134,100	2,657,877
Komatsu, Ltd.	152,700	3,086,708
Kyocera Corp.	45,300	2,449,296
Softbank Corp.	183,400	2,323,004
Takeda Pharmaceutical Co., Ltd.	83,600	3,248,807
Tokyo Electron, Ltd.	14,000	2,791,042
Total Japan		24,759,605

Macau (1.74%)
Wynn Macau, Ltd.	1,427,600	2,412,638

Netherlands (4.06%)
Koninklijke Ahold Delhaize NV	116,344	2,945,859
Security Description	Shares	Value
Netherlands (continued)
Royal Dutch Shell PLC, Class A	170,541	$2,684,782
Total Netherlands		5,630,641

Norway (4.30%)
Equinor ASA	233,787	3,394,701
Mowi ASA	136,661	2,573,443
Total Norway		5,968,144

Portugal (2.08%)
EDP - Energias de Portugal SA	614,620	2,881,180

Spain (10.31%)
ACS Actividades de
Construccion y Servicios SA	131,504	3,350,151
Endesa SA	127,747	3,027,550
Naturgy Energy Group SA	140,532	2,604,380
Repsol SA	289,316	2,688,070
Telefonica SA	562,033	2,645,896
Total Spain		14,316,047

Sweden (3.69%)
Hennes & Mauritz AB, Class B(a)	173,848	2,622,697
Telia Co. AB	731,661	2,506,542
Total Sweden		5,129,239

United Kingdom (17.60%)
AstraZeneca PLC	31,086	3,293,952
BP PLC	710,570	2,683,110
British American Tobacco PLC	73,352	2,889,347
BT Group PLC	1,748,194	2,509,850
GlaxoSmithKline PLC	139,929	2,889,064
Imperial Brands PLC	142,388	2,578,818
National Grid Plc	228,213	2,609,856
SSE PLC	151,246	2,318,973
WPP PLC	352,061	2,659,197
Total United Kingdom		24,432,167

TOTAL COMMON STOCKS
(Cost $175,286,360)		137,401,372

13 | May 31, 2020

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2020 (Unaudited)

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (3.62%)
Money Market Fund (0.53%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $733,665)	0.15%	733,665	$733,665

Investments Purchased with Collateral from Securities Loaned (3.09%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $4,288,025)		4,288,025	4,288,025
TOTAL SHORT TERM INVESTMENTS
(Cost $5,021,690)			5,021,690

TOTAL INVESTMENTS (102.61%)
(Cost $180,308,050)			$142,423,062
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.61%)			(3,626,884)
NET ASSETS - 100.00%			$138,796,178

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $4,088,139.
(b)	Non-income producing security.

See Notes to Financial Statements.

14 | May 31, 2020

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.75%)
Brazil (6.18%)
CCR SA	120,600	$333,349
Cielo SA	306,322	238,224
Engie Brasil Energia SA	36,180	286,793
Petrobras Distribuidora SA	84,700	346,178
Total Brazil		1,204,544

Chile (1.68%)
Enel Chile SA, ADR	88,340	327,741

China (9.03%)
China International Marine Containers Group Co., Ltd.	398,500	307,428
China Petroleum & Chemical Corp., ADR	7,581	360,325
Legend Holdings Corp.(a)(b)	252,100	305,063
Lenovo Group, Ltd.	658,000	357,374
Livzon Pharmaceutical Group, Inc., Class H	106,530	428,099
Total China		1,758,289

Colombia (2.15%)
Grupo Energia Bogota SA ESP	718,043	419,661

Czech Republic (3.86%)
CEZ AS	22,863	448,447
Komercni banka A.S.(c)	14,170	303,365
Total Czech Republic		751,812

Hungary (2.08%)
Richter Gedeon Nyrt	18,609	405,283

India (4.03%)
Infosys, Ltd., Sponsored ADR	43,224	393,338
Wipro, Ltd., ADR	118,374	391,818
Total India		785,156

Indonesia (8.45%)
Adaro Energy Tbk PT	6,459,900	486,372
Astra International Tbk PT	1,100,900	359,431
Gudang Garam Tbk PT	128,800	429,774
United Tractors Tbk PT	343,700	369,342
Total Indonesia		1,644,919

Luxembourg (2.47%)
Ternium SA, Sponsored ADR	30,232	480,387

Malaysia (9.77%)
Genting Malaysia Bhd	638,000	340,462
Malayan Banking Bhd	196,700	339,333
Petronas Gas Bhd	106,300	464,566
Top Glove Corp. Bhd	248,400	759,913
Total Malaysia		1,904,274

Mexico (7.42%)
Alfa SAB de CV	780,151	413,744
Security Description	Shares	Value
Mexico (continued)
Coca-Cola Femsa SAB de CV, ADR	7,614	$333,341
Grupo Aeroportuario del Pacifico SAB de CV, ADR(d)	4,560	302,830
Grupo Mexico SAB de CV, Series B	183,479	395,264
Total Mexico		1,445,179

Philippines (4.68%)
Globe Telecom, Inc.	10,110	458,166
PLDT, Inc.	17,975	452,748
Total Philippines		910,914

Poland (3.62%)
Powszechny Zaklad Ubezpieczen SA	52,978	394,127
Santander Bank Polska SA(c)	7,648	310,416
Total Poland		704,543

Russia (11.83%)
Magnit PJSC, GDR(b)	49,290	561,906
MMC Norilsk Nickel PJSC, ADR	14,815	464,154
Mobile TeleSystems PJSC, Sponsored ADR	47,281	420,328
Severstal PAO, GDR	32,508	426,505
Tatneft PJSC, ADR	9,568	430,560
Total Russia		2,303,453

South Africa (8.86%)
Absa Group, Ltd.	49,734	230,082
Exxaro Resources, Ltd.	58,201	410,942
MTN Group, Ltd.	107,711	330,767
Tiger Brands, Ltd.	38,125	341,044
Vodacom Group, Ltd.(d)	57,451	413,175
Total South Africa		1,726,010

Thailand (6.19%)
Bangkok Dusit Medical Services Pcl	578,600	409,258
Bumrungrad Hospital Pcl	93,900	354,228
Home Product Center PCL	951,500	442,697
Total Thailand		1,206,183

Turkey (7.45%)
BIM Birlesik Magazalar AS	45,445	433,349
Enka Insaat ve Sanayi AS	435,458	350,178
Eregli Demir ve Celik Fabrikalari TAS	285,278	336,383
Ford Otomotiv Sanayi AS	36,548	331,111
Total Turkey		1,451,021

TOTAL COMMON STOCKS
(Cost $23,545,575)		19,429,369

15 | May 31, 2020

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	May 31, 2020 (Unaudited)

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (1.78%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $16,361)	0.15%	16,361	$16,361

Investments Purchased with Collateral from Securities Loaned (1.69%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $329,942)		329,942	329,942
TOTAL SHORT TERM INVESTMENTS
(Cost $346,303)			346,303

TOTAL INVESTMENTS (101.53%) (Cost $23,891,878)			$19,775,672
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.53%)			(297,689)
NET ASSETS - 100.00%			$19,477,983

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $305,063, representing 1.57% of net assets.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2020, the market value of those securities was $866,969 representing 4.45% of net assets.
(c)	Non-income producing security.
(d)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $513,799.

See Notes to Financial Statements.

16 | May 31, 2020

ALPS REIT Dividend Dogs ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.59%)
Diversified REITs (9.56%)
Global Net Lease, Inc.	47,599	$667,814
STORE Capital Corp.	25,930	501,486
VEREIT, Inc.	99,868	547,277
Washington Real Estate Investment Trust	26,416	579,303
WP Carey, Inc.	9,513	569,924
Total Diversified REITs		2,865,804

Health Care REITs (12.68%)
Diversified Healthcare Trust	185,515	664,144
National Health Investors, Inc.	12,038	667,989
Omega Healthcare Investors, Inc.	26,533	826,238
Sabra Health Care REIT, Inc.	67,154	903,893
Ventas, Inc.	21,092	737,165
Total Health Care REITs		3,799,429

Hotel & Resort REITs (12.24%)
Apple Hospitality REIT, Inc.	76,839	784,526
Park Hotels & Resorts, Inc.	75,521	742,371
RLJ Lodging Trust	83,800	863,978
Service Properties Trust	80,816	545,508
Summit Hotel Properties, Inc.	117,179	732,369
Total Hotel & Resort REITs		3,668,752

Industrial REITs (12.69%)
Duke Realty Corp.	22,048	760,215
EastGroup Properties, Inc.	6,305	732,956
Lexington Realty Trust	72,036	700,190
Prologis, Inc.	9,030	826,245
STAG Industrial, Inc.	29,058	781,660
Total Industrial REITs		3,801,266

Office REITs (10.07%)
Brandywine Realty Trust	60,088	579,849
City Office REIT, Inc.	80,724	749,119
Highwoods Properties, Inc.	17,385	665,324
SL Green Realty Corp.	10,665	449,210
Vornado Realty Trust	15,892	575,449
Total Office REITs		3,018,951

Residential REITs (9.94%)
American Campus Communities, Inc.	18,578	600,069
Apartment Investment and Management Co., Class A	15,268	562,931
AvalonBay Communities, Inc.	3,636	567,252
Camden Property Trust	7,318	670,109
UDR, Inc.	15,743	582,176
Total Residential REITs		2,982,537

Retail REITs (7.47%)
Pennsylvania Real Estate Investment Trust	450,717	509,310
Security Description	Shares	Value
Retail REITs (continued)
Tanger Factory Outlet Centers, Inc.(a)	78,552	$483,095
Taubman Centers, Inc.	14,604	603,729
The Macerich Co.	55,721	379,460
Washington Prime Group, Inc.	411,973	263,910
Total Retail REITs		2,239,504

Specialized REITs (24.94%)
CoreCivic, Inc.	58,103	698,979
CoreSite Realty Corp.	6,463	806,712
Crown Castle International Corp.	4,534	780,573
CubeSmart	24,741	704,129
CyrusOne, Inc.	12,231	909,253
Digital Realty Trust, Inc.	4,898	703,157
EPR Properties	21,173	668,432
Four Corners Property Trust, Inc.	29,244	632,255
National Storage Affiliates Trust	23,146	694,612
QTS Realty Trust, Inc., Class A	12,785	877,051
Total Specialized REITs		7,475,153

TOTAL COMMON STOCKS
(Cost $40,680,401)		29,851,396

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (1.56%)
Money Market Fund (0.23%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $68,699)	0.15%	68,699	68,699

Investments Purchased with Collateral from Securities Loaned (1.33%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $397,670)		397,670	397,670
TOTAL SHORT TERM INVESTMENTS
(Cost $466,369)			466,369

TOTAL INVESTMENTS (101.14%)
(Cost $41,146,770)			$30,317,765
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.14%)			(342,963)
NET ASSETS - 100.00%			$29,974,802

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $362,321.

17 | May 31, 2020

ALPS ETF Trust

Statements of Assets and Liabilities	May 31, 2020 (Unaudited)

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value	$991,660,853	$142,423,062	$19,775,672	$30,317,765
Foreign currency, at value (Cost $–, $101,180, $2,974 and $–)	–	101,180	2,979	–
Foreign tax reclaims	–	348,642	4,431	8,418
Dividends receivable	5,743,120	664,326	34,158	54,939
Receivable for investments sold	12,614,713	–	–	–
Total Assets	1,010,018,686	143,537,210	19,817,240	30,381,122

LIABILITIES:
Payable for investments purchased	–	394,789	–	–
Payable to adviser	334,324	58,218	9,315	8,650
Payable for shares redeemed	12,626,672	–	–	–
Payable for collateral upon return of securities loaned	–	4,288,025	329,942	397,670
Total Liabilities	12,960,996	4,741,032	339,257	406,320
NET ASSETS	$997,057,690	$138,796,178	$19,477,983	$29,974,802

NET ASSETS CONSIST OF:
Paid-in capital	$1,504,034,314	$228,121,664	$34,044,710	$39,391,733
Total Distributable earnings	(506,976,624)	(89,325,486)	(14,566,727)	(9,416,931)
NET ASSETS	$997,057,690	$138,796,178	$19,477,983	$29,974,802

INVESTMENTS, AT COST	$1,355,276,514	$180,308,050	$23,891,878	$41,146,770

PRICING OF SHARES:
Net Assets	$997,057,690	$138,796,178	$19,477,983	$29,974,802
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	27,709,141	6,450,000	1,100,000	850,000
Net Asset Value, offering and redemption price per share	$35.98	$21.52	$17.71	$35.26

See Notes to Financial Statements.

18 | May 31, 2020

ALPS ETF Trust

Statements of Operations	For the Six Months Ended May 31, 2020 (Unaudited)

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF(a)
INVESTMENT INCOME:
Dividends*	$35,263,069	$3,379,272	$395,064	$1,217,194
Securities Lending Income	3,885	2,396	262	6,610
Total Investment Income	35,266,954	3,381,668	395,326	1,223,804

EXPENSES:
Investment adviser fees	2,803,418	463,457	76,273	81,685
Total Expenses	2,803,418	463,457	76,273	81,685
NET INVESTMENT INCOME	32,463,536	2,918,211	319,053	1,142,119

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	29,896,574	(5,164,510)	(2,374,588)	7,304,175
Net realized gain/(loss) on foreign currency transactions	–	(92,907)	6,618	(18,744)
Total net realized gain/(loss)	29,896,574	(5,257,417)	(2,367,970)	7,285,431
Net change in unrealized depreciation on investments	(411,413,401)	(36,887,017)	(2,631,620)	(20,696,852)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	16,517	(1,291)	598
Total net change in unrealized depreciation	(411,413,401)	(36,870,500)	(2,632,911)	(20,696,254)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(381,516,827)	(42,127,917)	(5,000,881)	(13,410,823)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(349,053,291)	$(39,209,706)	$(4,681,828)	$(12,268,704)
*Net of foreign tax withholding:	$–	$315,341	$61,256	$10,386

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

See Notes to Financial Statements.

19 | May 31, 2020

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$32,463,536	$73,241,493
Net realized gain/(loss)	29,896,574	(29,760,791)
Net change in unrealized appreciation/(depreciation)	(411,413,401)	59,917,242
Net increase/(decrease) in net assets resulting from operations	(349,053,291)	103,397,944

Net Equalization Credits	2,733,673	2,780,661

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(31,476,873)	(66,976,075)
Total distributions	(31,476,873)	(66,976,075)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	144,664,169	6,339,997
Cost of shares redeemed	(513,860,795)	(462,685,894)
Net income equalization (Note 2)	(2,733,673)	(2,780,661)
Net decrease from share transactions	(371,930,299)	(459,126,558)
Net decrease in net assets	(749,726,790)	(419,924,028)

NET ASSETS:
Beginning of period	1,746,784,480	2,166,708,508
End of period	$997,057,690	$1,746,784,480

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	38,159,141	48,959,141
Shares sold	3,150,000	150,000
Shares redeemed	(13,600,000)	(10,950,000)
Shares outstanding, end of period	27,709,141	38,159,141

See Notes to Financial Statements.

20 | May 31, 2020

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$2,918,211	$11,789,400
Net realized loss	(5,257,417)	(20,865,192)
Net change in unrealized appreciation/(depreciation)	(36,870,500)	34,514,316
Net increase/(decrease) in net assets resulting from operations	(39,209,706)	25,438,524

Net Equalization Credits	8,266	364,051

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(5,972,461)	(11,551,790)
Total distributions	(5,972,461)	(11,551,790)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,727,386	10,544,878
Cost of shares redeemed	(40,490,099)	(88,017,701)
Net income equalization (Note 2)	(8,266)	(364,051)
Net decrease from share transactions	(37,770,979)	(77,836,874)
Net decrease in net assets	(82,944,880)	(63,586,089)

NET ASSETS:
Beginning of period	221,741,058	285,327,147
End of period	$138,796,178	$221,741,058

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	8,250,000	11,350,000
Shares sold	100,000	400,000
Shares redeemed	(1,900,000)	(3,500,000)
Shares outstanding, end of period	6,450,000	8,250,000

See Notes to Financial Statements.

21 | May 31, 2020

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$319,053	$1,332,392
Net realized loss	(2,367,970)	(3,357,958)
Net change in unrealized appreciation/(depreciation)	(2,632,911)	2,763,939
Net increase/(decrease) in net assets resulting from operations	(4,681,828)	738,373

Net Equalization Credits	27,791	18,601

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(373,882)	(1,883,340)
Total distributions	(373,882)	(1,883,340)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,162,367	–
Cost of shares redeemed	(7,569,426)	(5,114,874)
Net income equalization (Note 2)	(27,791)	(18,601)
Net decrease from share transactions	(4,434,850)	(5,133,475)
Net decrease in net assets	(9,462,769)	(6,259,841)

NET ASSETS:
Beginning of period	28,940,752	35,200,593
End of period	$19,477,983	$28,940,752

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,400,000	1,650,000
Shares sold	150,000	–
Shares redeemed	(450,000)	(250,000)
Shares outstanding, end of period	1,100,000	1,400,000

See Notes to Financial Statements.

22 | May 31, 2020

ALPS REIT Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)(a)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,142,119	$1,368,984
Net realized gain	7,285,431	1,744,020
Net change in unrealized appreciation/(depreciation)	(20,696,254)	3,448,816
Net increase/(decrease) in net assets resulting from operations	(12,268,704)	6,561,820

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,246,819)	(1,634,862)
Total distributions	(1,246,819)	(1,634,862)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	19,287,844	–
Cost of shares redeemed	(29,062,684)	(6,883,881)
Net decrease from share transactions	(9,774,840)	(6,883,881)
Net decrease in net assets	(23,290,363)	(1,956,923)

NET ASSETS:
Beginning of period	53,265,165	55,222,088
End of period	$29,974,802	$53,265,165

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,100,000	1,250,000
Shares sold	400,000	–
Shares redeemed	(650,000)	(150,000)
Shares outstanding, end of period	850,000	1,100,000

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

See Notes to Financial Statements.

23 | May 31, 2020

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$45.78		$44.26	$45.61	$42.29	$36.23	$38.80

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.94		1.71	1.54	1.40	1.26	1.21
Net realized and unrealized gain/(loss)	(9.86)		1.34	(1.31)	3.39	6.15	(2.47)
Total from investment operations	(8.92)		3.05	0.23	4.79	7.41	(1.26)

DISTRIBUTIONS:
From net investment income	(0.88)		(1.53)	(1.58)	(1.42)	(1.34)	(1.31)
Tax return of capital	–		–	–	(0.05)	(0.01)	–
Total distributions	(0.88)		(1.53)	(1.58)	(1.47)	(1.35)	(1.31)

Net increase/(decrease) in net asset value	(9.80)		1.52	(1.35)	3.32	6.06	(2.57)
NET ASSET VALUE, END OF PERIOD	$35.98		$45.78	$44.26	$45.61	$42.29	$36.23
TOTAL RETURN(b)	(19.57)%		7.26%	0.51%	11.59%	20.86%	(3.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$997,058		$1,746,784	$2,166,709	$2,322,205	$1,702,405	$1,014,899

Ratio of expenses to average net assets	0.40	%(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.63	%(c)	3.97%	3.40%	3.24%	3.23%	3.25%
Portfolio turnover rate(d)	46%		55%	61%	48%	49%	55%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.08		$0.06	$0.04	$0.03	$0.06	$0.06

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

24 | May 31, 2020

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$26.88		$25.14	$28.27	$22.84	$24.25	$27.33

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38		1.20	1.15	0.94	1.00	1.06
Net realized and unrealized gain/(loss)	(5.00)		1.69	(3.19)	5.41	(1.47)	(3.13)
Total from investment operations	(4.62)		2.89	(2.04)	6.35	(0.47)	(2.07)

DISTRIBUTIONS:
From net investment income	(0.74)		(1.15)	(1.09)	(0.92)	(0.94)	(0.99)
Tax return of capital	–		–	–	–	–	(0.02)
Total distributions	(0.74)		(1.15)	(1.09)	(0.92)	(0.94)	(1.01)

Net increase/(decrease) in net asset value	(5.36)		1.74	(3.13)	5.43	(1.41)	(3.08)
NET ASSET VALUE, END OF PERIOD	$21.52		$26.88	$25.14	$28.27	$22.84	$24.25
TOTAL RETURN(b)	(17.51)%		11.79%	(7.47)%	28.21%	(1.95)%	(7.76)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$138,796		$221,741	$285,327	$349,184	$161,042	$135,778

Ratio of expenses to average net assets	0.50	%(c)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.15	%(c)	4.65%	4.16%	3.55%	4.28%	4.05%
Portfolio turnover rate(d)	63%		58%	72%	37%	47%	67%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.00	(f)	$0.04	$0.05	$0.12	$0.09	$0.05

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(f)	Less than $0.005.

See Notes to Financial Statements.

25 | May 31, 2020

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$20.67		$21.33	$24.29	$21.17	$20.78	$26.57

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24		0.89	0.91	0.80	0.67	1.26
Net realized and unrealized gain/(loss)	(2.93)		(0.33)	(3.02)	3.06	0.39	(6.15)
Total from investment operations	(2.69)		0.56	(2.11)	3.86	1.06	(4.89)

DISTRIBUTIONS:
From net investment income	(0.27)		(1.22)	(0.85)	(0.74)	(0.67)	(0.90)
Total distributions	(0.27)		(1.22)	(0.85)	(0.74)	(0.67)	(0.90)

Net increase/(decrease) in net asset value	(2.96)		(0.66)	(2.96)	3.12	0.39	(5.79)
NET ASSET VALUE, END OF PERIOD	$17.71		$20.67	$21.33	$24.29	$21.17	$20.78
TOTAL RETURN(b)	(13.10)%		2.67%	(8.76)%	18.37%	5.10%	(18.66)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$19,478		$28,941	$35,201	$47,356	$19,057	$9,349

Ratio of expenses to average net assets	0.60	%(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.51	%(c)	4.16%	3.88%	3.33%	3.11%	5.34%
Portfolio turnover rate(d)	73%		83%	85%	42%	68%	96%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.02		$0.01	$0.10	$0.05	$0.36	$0.03

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

26 | May 31, 2020

ALPS REIT Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)(a)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$48.42		$44.18	$45.37	$41.31	$42.25	$44.07

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	1.15		1.19	1.17	0.75	1.24	1.41
Net realized and unrealized gain/(loss)	(13.11)		4.45	(0.53)	4.45	(0.90)	(1.57)
Total from investment operations	(11.96)		5.64	0.64	5.20	0.34	(0.16)

DISTRIBUTIONS:
From net investment income	(1.20)		(1.40)	(1.83)	(1.14)	(1.28)	(1.66)
Total distributions	(1.20)		(1.40)	(1.83)	(1.14)	(1.28)	(1.66)

Net increase/(decrease) in net asset value	(13.16)		4.24	(1.19)	4.06	(0.94)	(1.82)
NET ASSET VALUE, END OF PERIOD	$35.26		$48.42	$44.18	$45.37	$41.31	$42.25
TOTAL RETURN(c)	(24.84)%		13.00%	1.47%	12.77%	0.61%	(0.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$29,975		$53,265	$55,222	$68,050	$80,550	$99,298

Ratio of expenses to average net assets	0.39	%(d)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	5.52	%(d)	2.56%	2.67%	1.71%	2.86%	3.24%
Portfolio turnover rate(e)	111%		10%	14%	10%	8%	7%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.

(b)	Based on average shares outstanding during the period.

(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

27 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (formerly known as the Cohen & Steers Global Realty Majors ETF) (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index.

The shares of the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

28 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2020:

ALPS Sector Dividend Dogs ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$991,117,462	$–	$–	$991,117,462
Short Term Investments	543,391	–	–	543,391
Total	$991,660,853	$–	$–	$991,660,853

ALPS International Sector Dividend Dogs ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$137,401,372	$–	$–	$137,401,372
Short Term Investments	5,021,690	–	–	5,021,690
Total	$142,423,062	$–	$–	$142,423,062

29 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

ALPS Emerging Sector Dividend Dogs ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$19,429,369	$–	$–	$19,429,369
Short Term Investments	346,303	–	–	346,303
Total	$19,775,672	$–	$–	$19,775,672

ALPS REIT Dividend Dogs ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$29,851,396	$–	$–	$29,851,396
Short-Term Investments	466,369	–	–	466,369
Total	$30,317,765	$–	$–	$30,317,765

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

30 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

H. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2020.

The tax character of the distributions paid during the fiscal year ended November 30, 2019 was as follows:

Fund	Ordinary Income
November 30, 2019
ALPS Sector Dividend Dogs ETF	$66,976,075
ALPS International Sector Dividend Dogs ETF	11,551,790
ALPS Emerging Sector Dividend Dogs ETF	1,883,340
ALPS REIT Dividend Dogs ETF	1,634,862

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$2,169,732	$173,041,937
ALPS International Sector Dividend Dogs ETF	8,275,625	35,798,889
ALPS Emerging Sector Dividend Dogs ETF	1,412,622	6,268,339
ALPS REIT Dividend Dogs ETF	955,134	3,344,205

31 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

As of May 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$48,826,106	$(416,903,404)	$(368,077,298)	$1,359,738,151
ALPS International Sector Dividend Dogs ETF	5,489,313	(43,747,016)	(38,257,703)	180,680,765
ALPS Emerging Sector Dividend Dogs ETF	727,542	(5,412,538)	(4,684,996)	24,460,668
ALPS REIT Dividend Dogs ETF	2,514,412	(13,444,974)	(10,930,562)	41,248,327

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2020.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2020, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

32 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS International Sector Dividend Dogs ETF	$4,088,139	$4,288,025	$–	$4,288,025
ALPS Emerging Sector Dividend Dogs ETF	$513,799	$329,942	$219,836	$549,778
ALPS REIT Dividend Dogs ETF	$362,321	$397,670	$–	$397,670

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2020:

ALPS International Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$4,288,025	$–	$–	$–	$4,288,025
Total Borrowings					4,288,025
Gross amount of recognized liabilities for securities lending (collateral received)					$4,288,025

ALPS Emerging Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$329,942	$–	$–	$–	$329,942
Total Borrowings					329,942
Gross amount of recognized liabilities for securities lending (collateral received)					$329,942

ALPS REIT Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$397,670	$–	$–	$–	$397,670
Total Borrowings					397,670
Gross amount of recognized liabilities for securities lending (collateral received)					$397,670

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%(a)

(a)	Prior to January 2, 2020, the Fund's Advisory Fee was 0.55%.

33 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not considered an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. Effective January 1, 2020 the Interested Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$651,933,408	$641,636,117
ALPS International Sector Dividend Dogs ETF	115,321,916	117,743,852
ALPS Emerging Sector Dividend Dogs ETF	17,891,777	18,660,425
ALPS REIT Dividend Dogs ETF	49,659,810	46,111,338

For the six months ended May 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$144,604,626	$521,160,698
ALPS International Sector Dividend Dogs ETF	2,731,643	40,553,628
ALPS Emerging Sector Dividend Dogs ETF	2,577,580	6,219,201
ALPS REIT Dividend Dogs ETF	16,123,209	29,494,450

For the six months ended May 31, 2020, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$30,505,545
ALPS International Sector Dividend Dogs ETF	(3,002,461)
ALPS Emerging Sector Dividend Dogs ETF	(549,034)
ALPS REIT Dividend Dogs ETF	7,441,911

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

34 | May 31, 2020

ALPS ETF Trust

Notes to Financial Statements	May 31, 2020 (Unaudited)

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dvidend Dogs ETF engaged in cross trades between other funds in the Trust during the six months ended May 31, 2020 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the six months ended May 31, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$172,601	$223,115	($90,614)

7. MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

8. SUBSEQUENT EVENTS

Effective July 1, 2020, each Trustee will be compensated a quarterly retainer of $10,000, and a per meeting fee of $5,000.

35 | May 31, 2020

ALPS ETF Trust

Additional Information	May 31, 2020 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2019:

	QDI	DRD
ALPS Sector Dividend Dogs ETF	100.00%	98.67%
ALPS International Sector Dividend Dogs ETF	79.04%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	62.28%	0.00%
ALPS REIT Dividend Dogs ETF	30.00%	0.00%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Funds, if any, during the calendar year 2020.

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

36 | May 31, 2020

ALPS ETF Trust

Additional Information	May 31, 2020 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® REIT Dividend Dogs Index (Ticker: RDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

37 | May 31, 2020

ALPS ETF Trust

Liquidity Risk Management Program	May 31, 2020 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 2, 2020, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program since its implementation on December 1, 2018. The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

38 | May 31, 2020

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreements	May 31, 2020 (Unaudited)

At an in-person meeting held on December 9, 2019 (the “Meeting”), the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve an amendment to the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS REIT Dividend Dogs ETF (the "Fund"). The Independent Trustees also met separately to consider the amendment to the Advisory Agreement.

In evaluating the amendment to the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services to be provided by AAI with respect to the Fund under the amended Advisory Agreement; (ii) the advisory fees and other expenses to be paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations. In doing so, the Independent Trustees considered the materials presented to the Board at the Meeting, as well as related materials presented at the Board’s October 28, 2019 meeting and the materials presented at the June 2019 meeting in connection with the most recent renewal of the Fund’s Advisory Agreement.

With respect to the nature, extent and quality of the services to be provided by AAI under the amended Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services to be provided under the amended Advisory Agreement, the investment parameters of the Fund’s new underlying index, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund. The Independent Trustees noted that the amended Advisory Agreement was identical to the Advisory Agreement currently in place for the Fund other than with respect to the reduced advisory fee.

The Independent Trustees considered information recently received on the performance of the Fund and its benchmark. Based on their review, the Independent Trustees found that the nature and extent of services provided to the Fund under the amended Advisory Agreement was appropriate, that the quality was satisfactory, and that there will be no diminution in the nature or level of services provided to the Fund.

The Independent Trustees noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to the proposed advisory fee rate, the Independent Trustees noted the following:

The gross management fee rate for the Fund is lower than the median of its FUSE expense group. The Fund’s net expense ratio is also lower than the median of its FUSE expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the proposed advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services to be provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the proposed advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

In voting to approve the amendment to the Advisory Agreement, the Independent Trustees concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

39 | May 31, 2020

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

SEMI-ANNUAL REPORT

ALPS ETF TRUST | May 31, 2020

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Performance Overview	1
Disclosure of Fund Expenses	3
Schedule of Investments	4
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	19
Liquidity Risk Management Program	21

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Barron’s 400SM ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund” or “BFOR”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization, and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
Barron’s 400SM ETF – NAV	-7.31%	3.80%	3.86%	7.17%
Barron’s 400SM ETF – Market Price*	-7.36%	3.86%	3.83%	7.17%
Barron’s 400 IndexSM	-6.99%	4.55%	4.52%	7.88%

Total Expense Ratio (per the current prospectus) is 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

1 | May 31, 2020

Barron’s 400SM ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

ACM Research, Inc.	0.48%
ProPetro Holding Corp.	0.48%
Williams-Sonoma, Inc.	0.46%
Raytheon Technologies Corp.	0.45%
MarineMax, Inc.	0.40%
Century Communities, Inc.	0.40%
Meritage Homes Corp.	0.40%
iRobot Corp.	0.39%
Enphase Energy, Inc.	0.38%
Crocs, Inc.	0.38%
Total % of Top 10 Holdings	4.22%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of May 31, 2020)

Growth of $10,000 (as of May 31, 2020)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2020

Barron’s 400SM ETF

Disclosure of Fund Expenses	May 31, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through May 31, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expense Ratio(a)	Expenses Paid During Period 12/1/19 - 5/31/20(b)
Barron's 400 ETF
Actual	$1,000.00	$926.90	0.65%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

3 | May 31, 2020

Barron’s 400SM ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (96.74%)
Communication Services (3.43%)
Activision Blizzard, Inc.	3,667	$263,951
Alphabet, Inc., Class A(a)	183	262,334
Electronic Arts, Inc.(a)	2,162	265,667
Facebook, Inc., Class A(a)	1,379	310,399
Fox Corp., Class A	8,198	239,136
Gray Television, Inc.(a)(b)	18,616	259,507
Interpublic Group of Cos., Inc.	13,068	223,593
Match Group, Inc.(a)(b)	3,610	321,434
Netflix, Inc.(a)	641	269,047
New York Times Co., Class A(b)	6,318	247,855
The Meet Group, Inc.(a)	39,178	242,120
T-Mobile US, Inc.(a)	2,628	262,905
Twitter, Inc.(a)	8,418	260,705
Verizon Communications, Inc.	3,794	217,700
Total Communication Services		3,646,353

Consumer Discretionary (15.03%)
Amazon.com, Inc.(a)	112	273,545
America's Car-Mart, Inc.(a)	3,466	275,790
AutoZone, Inc.(a)	226	259,416
Best Buy Co., Inc.	3,417	266,834
Buckle, Inc.(b)	13,365	188,179
Burlington Stores, Inc.(a)	1,476	309,473
Cavco Industries, Inc.(a)	1,678	319,139
Century Communities, Inc.(a)	14,260	421,240
Chipotle Mexican Grill, Inc.(a)	386	387,509
Crocs, Inc.(a)	14,290	409,409
Deckers Outdoor Corp.(a)	1,860	339,506
Dollar General Corp.	1,335	255,666
Domino's Pizza, Inc.	684	263,915
DR Horton, Inc.	6,598	364,869
Floor & Decor Holdings, Inc., Class A(a)	6,575	341,900
Fox Factory Holding Corp.(a)	4,045	291,685
Gentex Corp.	8,838	233,677
Helen of Troy, Ltd.(a)	1,762	320,543
Hyatt Hotels Corp., Class A(b)	4,566	251,541
Installed Building Products, Inc.(a)	5,632	362,025
iRobot Corp.(a)(b)	5,572	410,768
Johnson Outdoors, Inc., Class A	3,546	275,205
Lennar Corp., Class B	8,004	359,220
Levi Strauss & Co.	14,847	200,286
LGI Homes, Inc.(a)	4,765	397,496
Lowe's Cos., Inc.	2,791	363,807
Malibu Boats, Inc., Class A(a)	7,400	348,762
MarineMax, Inc.(a)	22,399	426,253
McDonald's Corp.	1,370	255,258
Meritage Homes Corp.(a)	6,059	421,101
NIKE, Inc., Class B	2,946	290,417
NVR, Inc.(a)	87	280,280
Perdoceo Education Corp.(a)	21,381	348,083
Polaris, Inc.	3,772	329,446
Pool Corp.	1,134	305,069
PulteGroup, Inc.	8,927	303,250
Ralph Lauren Corp.	2,802	211,579
Security Description	Shares	Value
Consumer Discretionary (continued)
Ross Stores, Inc.	2,961	$287,099
Skechers U.S.A., Inc., Class A(a)	9,997	313,106
Standard Motor Products, Inc.	5,044	214,622
Strategic Education, Inc.	1,658	281,247
Target Corp.	1,990	243,437
Tempur Sealy International, Inc.(a)	6,163	402,012
Texas Roadhouse, Inc.	5,865	304,100
Tiffany & Co.	1,751	224,356
TJX Cos., Inc.	4,849	255,833
TopBuild Corp.(a)	3,234	370,907
Ulta Beauty, Inc.(a)	1,335	325,753
Williams-Sonoma, Inc.(b)	5,878	489,108
YETI Holdings, Inc.(a)	10,374	333,005
Zumiez, Inc.(a)	11,859	289,004
Total Consumer Discretionary		15,995,730

Consumer Staples (5.18%)
Boston Beer Co., Inc., Class A(a)	590	333,191
Brown-Forman Corp., Class B	3,551	234,117
Church & Dwight Co., Inc.	2,995	224,835
Clorox Co.	1,040	214,500
Coca-Cola Co.	4,370	203,992
Colgate-Palmolive Co.	2,939	212,578
Conagra Brands, Inc.	6,913	240,503
Costco Wholesale Corp.	672	207,292
Estee Lauder Cos., Inc., Class A	1,314	259,476
General Mills, Inc.	3,452	217,614
Hershey Co.	1,480	200,806
Hormel Foods Corp.	4,247	207,381
Ingredion, Inc.	2,914	245,446
John B Sanfilippo & Son, Inc.	2,699	234,651
Lamb Weston Holdings, Inc.	3,880	233,033
Mondelez International, Inc., Class A	4,218	219,842
Monster Beverage Corp.(a)	3,446	247,802
PepsiCo, Inc.	1,616	212,585
Philip Morris International, Inc.	2,782	204,087
Sprouts Farmers Market, Inc.(a)	10,885	273,540
Sysco Corp.	5,877	324,175
USANA Health Sciences, Inc.(a)	4,120	349,046
Wal-Mart Stores, Inc.	1,732	214,872
Total Consumer Staples		5,515,364

Energy (0.97%)
Cabot Oil & Gas Corp.	10,797	214,213
ProPetro Holding Corp.(a)	102,528	507,514
Renewable Energy Group, Inc.(a)	10,864	309,081
Total Energy		1,030,808

Financials (16.08%)
Allstate Corp.	2,339	228,778
Ally Financial, Inc.	12,825	223,668
American Equity Investment Life Holding Co.	13,302	288,520
American Express Co.	2,383	226,552
American Financial Group, Inc.	3,386	203,973

4 | May 31, 2020

Barron’s 400SM ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
Financials (continued)
Apollo Global Management, Inc., Class A	6,606	$314,446
Arch Capital Group, Ltd.(a)	6,819	192,432
Artisan Partners Asset Management, Inc., Class A	10,215	295,929
Athene Holding, Ltd., Class A(a)	10,374	299,705
BancorpSouth Bank	9,767	217,120
Bank of America Corp.	9,304	224,413
Bank of Hawaii Corp.	3,091	198,844
Bank of NT Butterfield & Son, Ltd.	10,778	263,307
Blackstone Group, Inc.	4,973	282,466
Camden National Corp.	5,979	200,536
Capital One Financial Corp.	3,822	260,049
Central Pacific Financial Corp.	11,731	188,986
Cincinnati Financial Corp.	2,426	143,013
Citigroup, Inc.	5,120	245,299
Citizens Financial Group, Inc.	10,784	259,894
Cohen & Steers, Inc.	4,175	265,321
Columbia Banking System, Inc.	7,093	172,785
Commerce Bancshares, Inc.	3,382	215,535
Community Bank System, Inc.	3,512	208,683
Eaton Vance Corp.	7,128	256,964
Evercore, Inc., Class A	4,883	269,102
FactSet Research Systems, Inc.	837	257,386
FB Financial Corp.	10,510	248,141
Federal Agricultural Mortgage Corp., Class C	3,693	236,832
Federated Hermes, Inc.	11,307	250,337
FGL Holdings	20,856	173,939
First Commonwealth Financial Corp.	21,603	176,713
First Horizon National Corp.	23,258	217,462
Flagstar Bancorp, Inc.	7,956	233,111
Fulton Financial Corp.	15,022	168,397
Gladstone Capital Corp.	33,078	231,877
Hamilton Lane, Inc., Class A	3,996	292,387
Heartland Financial USA, Inc.	6,327	202,527
Hercules Capital, Inc.	24,682	274,957
Hilltop Holdings, Inc.	12,797	239,176
Houlihan Lokey, Inc.	4,022	243,251
Independent Bank Corp.	13,775	190,371
Investors Bancorp, Inc.	25,759	223,588
JPMorgan Chase & Co.	2,198	213,887
KeyCorp	20,123	238,458
Kinsale Capital Group, Inc.	2,107	314,617
Markel Corp.(a)	235	210,894
Meta Financial Group, Inc.	10,244	185,621
Moody's Corp.	1,015	271,421
National Bank Holdings Corp., Class A	8,310	218,553
Nicolet Bankshares, Inc.(a)	3,348	187,187
Old National Bancorp	13,639	185,354
Old Republic International Corp.	12,309	191,897
OneMain Holdings, Inc.	9,631	224,691
PennyMac Financial Services, Inc., Class A	8,427	282,979
Security Description	Shares	Value
Financials (continued)
PJT Partners, Inc., Class A	6,790	$371,345
Preferred Bank	6,071	228,087
Prosperity Bancshares, Inc.	3,629	237,300
RenaissanceRe Holdings, Ltd.	1,434	240,711
S&P Global, Inc.	909	295,443
Saratoga Investment Corp.(b)	18,401	279,327
SEI Investments Co.	4,551	246,755
ServisFirst Bancshares, Inc.	7,070	246,602
Signature Bank/New York NY	2,190	225,373
SLM Corp.	30,713	232,805
T Rowe Price Group, Inc.	1,903	230,073
Tompkins Financial Corp.	2,722	175,161
Towne Bank	9,713	183,187
Unum Group	15,332	232,280
Victory Capital Holdings, Inc., Class A	15,086	252,087
Washington Federal, Inc.	7,114	183,968
Westamerica BanCorp	3,410	201,122
Western Alliance Bancorp	7,996	305,047
Total Financials		17,099,004

Health Care (14.07%)
Abbott Laboratories	2,593	246,128
AbbVie, Inc.	2,824	261,700
Agilent Technologies, Inc.	2,927	257,986
Align Technology, Inc.(a)	1,218	299,165
Amedisys, Inc.(a)	1,346	258,499
Amgen, Inc.	991	227,633
Anthem, Inc.	861	253,229
Baxter International, Inc.	2,555	229,976
Biogen, Inc.(a)	662	203,294
BioMarin Pharmaceutical, Inc.(a)	2,667	284,169
Bio-Rad Laboratories, Inc.(a)	569	279,561
BioSpecifics Technologies Corp.(a)	4,139	257,446
Boston Scientific Corp.(a)	7,159	271,970
Bristol-Myers Squibb Co.	3,812	227,653
Bruker Corp.	5,882	254,573
Charles River Laboratories International, Inc.(a)	1,805	324,286
Chemed Corp.	570	272,751
Cigna Corp.	1,330	262,436
Coherus Biosciences, Inc.(a)(b)	15,389	286,851
Cooper Cos, Inc.	745	236,150
CVS Health Corp.	3,548	232,642
DaVita, Inc.(a)	2,742	221,992
DexCom, Inc.(a)	1,036	391,929
Edwards Lifesciences Corp.(a)	1,170	262,922
Eli Lilly & Co.	1,440	220,248
Encompass Health Corp.	3,677	269,340
Gilead Sciences, Inc.	2,768	215,433
Globus Medical, Inc., Class A(a)	5,146	281,229
Haemonetics Corp.(a)	2,470	270,910
HCA Healthcare, Inc.	2,664	284,782
Hologic, Inc.(a)	6,549	347,097
Humana, Inc.	753	309,219
IDEXX Laboratories, Inc.(a)	958	295,907

5 | May 31, 2020

Barron’s 400SM ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
Health Care (continued)
Innoviva, Inc.(a)	20,835	$291,065
Intuitive Surgical, Inc.(a)	481	278,994
Johnson & Johnson	1,478	219,853
Laboratory Corp. of America Holdings(a)	1,657	290,505
Medpace Holdings, Inc.(a)	2,835	263,145
Merck & Co., Inc.	2,770	223,594
Mettler-Toledo International, Inc.(a)	299	237,705
Neurocrine Biosciences, Inc.(a)	2,589	323,004
Omnicell, Inc.(a)	3,191	213,510
Pfizer, Inc.	6,409	244,760
Quest Diagnostics, Inc.	2,391	282,807
Regeneron Pharmaceuticals, Inc.(a)	415	254,316
ResMed, Inc.	1,279	205,689
Simulations Plus, Inc.	6,875	348,356
Teleflex, Inc.	786	285,208
Thermo Fisher Scientific, Inc.	692	241,639
UnitedHealth Group, Inc.	847	258,208
Varian Medical Systems, Inc.(a)	1,848	224,329
Veeva Systems, Inc., Class A(a)	1,551	339,467
Vertex Pharmaceuticals, Inc.(a)	976	281,049
West Pharmaceutical Services, Inc.	1,442	311,530
Zimmer Biomet Holdings, Inc.	2,392	302,205
Zoetis, Inc.	1,852	258,150
Total Health Care		14,978,194

Industrials (16.08%)
3M Co.	1,531	239,510
Aerojet Rocketdyne Holdings, Inc.(a)	5,198	227,932
AMETEK, Inc.	3,076	282,100
Arcosa, Inc.	5,575	212,798
Armstrong World Industries, Inc.	2,722	205,212
Atkore International Group, Inc.(a)	10,202	273,822
Brady Corp., Class A	4,829	246,907
BWX Technologies, Inc.	4,319	270,240
Carlisle Cos., Inc.	1,662	199,207
Cintas Corp.	984	243,993
Comfort Systems USA, Inc.	5,719	211,603
Copart, Inc.(a)	2,962	264,773
CoStar Group, Inc.(a)	349	229,223
CSW Industrials, Inc.	2,888	206,665
Curtiss-Wright Corp.	2,444	245,133
Deere & Co.	1,621	246,586
Dover Corp.	2,541	247,112
EMCOR Group, Inc.	4,264	270,977
Emerson Electric Co.	4,345	265,132
Ennis, Inc.	12,632	224,850
Exponent, Inc.	3,105	230,515
Fastenal Co.	5,967	246,198
Federal Signal Corp.	7,393	215,432
FTI Consulting, Inc.(a)	1,735	208,998
Gates Industrial Corp. PLC(a)(b)	33,462	336,293
Security Description	Shares	Value
Industrials (continued)
Generac Holdings, Inc.(a)	2,171	$241,567
Gibraltar Industries, Inc.(a)	5,516	242,759
Graco, Inc.	4,574	220,513
HEICO Corp., Class A	3,205	269,060
HNI Corp.	9,145	232,923
Honeywell International, Inc.	1,528	222,859
Hubbell, Inc.	1,897	232,231
IDEX Corp.	1,620	258,179
Illinois Tool Works, Inc.	1,292	222,818
ITT, Inc.	4,645	268,016
Kansas City Southern	1,700	255,884
L3Harris Technologies, Inc.	1,221	243,528
Lockheed Martin Corp.	643	249,767
McGrath RentCorp	3,964	221,033
Mercury Systems, Inc.(a)	2,745	245,266
Moog, Inc., Class A	4,657	252,828
Norfolk Southern Corp.	1,474	262,799
Northwest Pipe Co.(a)	9,069	227,541
Old Dominion Freight Line, Inc.	1,813	310,186
Oshkosh Corp.	3,530	253,525
Parker-Hannifin Corp.	1,679	302,170
Raytheon Technologies Corp.	7,442	480,158
RBC Bearings, Inc.(a)	1,735	244,028
Rexnord Corp.	8,318	250,372
Robert Half International, Inc.	4,975	252,431
Rockwell Automation, Inc.	1,329	287,277
Roper Technologies, Inc.	666	262,271
Shyft Group Inc/the	19,172	327,458
Simpson Manufacturing Co., Inc.	3,269	261,716
Stanley Black & Decker, Inc.	2,269	284,646
Steelcase, Inc., Class A	21,603	250,163
Teledyne Technologies, Inc.(a)	792	296,303
The Timken Co.	6,790	288,847
TransDigm Group, Inc.	653	277,407
TransUnion	3,020	260,596
Trex Co., Inc.(a)	2,936	352,672
UFP Industries, Inc.	5,796	265,051
UniFirst Corp.	1,390	249,922
Union Pacific Corp.	1,603	272,286
Waste Management, Inc.	1,895	202,291
Watts Water Technologies, Inc., Class A	2,467	205,156
WW Grainger, Inc.	838	259,462
Total Industrials		17,117,176

Information Technology (20.14%)
ACM Research, Inc., Class A(a)(b)	8,579	512,938
Adobe, Inc.(a)	661	255,543
Advanced Micro Devices, Inc.(a)	4,921	264,750
Akamai Technologies, Inc.(a)	2,334	246,937
Alarm.com Holdings, Inc.(a)	5,859	277,072
Amdocs, Ltd.	3,984	248,044
Amphenol Corp., Class A	2,887	278,769
ANSYS, Inc.(a)	878	248,474
Apple, Inc.	813	258,485
Applied Materials, Inc.	4,595	258,147
Arista Networks, Inc.(a)	1,228	286,689

6 | May 31, 2020

Barron’s 400SM ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
Information Technology (continued)
Automatic Data Processing, Inc.	1,591	$233,066
Booz Allen Hamilton Holding Corp.	3,121	248,931
CACI International, Inc., Class A(a)	1,088	272,849
Cadence Design Systems, Inc.(a)	3,492	318,785
CDW Corp.	2,361	261,859
Ciena Corp.(a)	5,254	290,336
Cirrus Logic, Inc.(a)	3,665	265,639
Citrix Systems, Inc.	1,606	237,881
Diodes, Inc.(a)	5,678	276,178
Enphase Energy, Inc.(a)	7,037	409,483
Entegris, Inc.	4,633	277,424
EPAM Systems, Inc.(a)	1,123	259,009
ePlus, Inc.(a)	3,692	272,137
EVERTEC, Inc.	9,365	272,709
Fabrinet(a)	4,090	261,515
Fair Isaac Corp.(a)	841	338,629
FleetCor Technologies, Inc.(a)	899	219,167
Fortinet, Inc.(a)	2,641	367,627
Gartner, Inc.(a)	2,285	278,084
GoDaddy, Inc., Class A(a)	4,599	355,273
Intel Corp.	4,113	258,831
International Business Machines Corp.	1,885	235,436
Intuit, Inc.	858	249,095
j2 Global, Inc.(b)	2,822	220,963
Jack Henry & Associates, Inc.	1,319	238,554
KEMET Corp.	9,305	251,514
Keysight Technologies, Inc.(a)	2,186	236,372
KLA Corp.	1,376	242,121
Lam Research Corp.	902	246,850
Leidos Holdings, Inc.	2,533	266,700
ManTech International Corp., Class A	2,822	219,382
Mastercard, Inc., Class A	864	259,969
Maxim Integrated Products, Inc.	4,277	246,697
MAXIMUS, Inc.	3,612	260,136
Methode Electronics, Inc.	7,620	238,887
Microchip Technology, Inc.	3,296	316,482
Micron Technology, Inc.(a)	5,484	262,738
Microsoft Corp.	1,402	256,916
Mitek Systems, Inc.(a)	33,950	316,754
National Instruments Corp.	7,439	288,038
NortonLifeLock, Inc.	12,386	282,153
NVIDIA Corp.	951	337,624
Oracle Corp.	4,397	236,427
Paychex, Inc.	3,374	243,873
Paycom Software, Inc.(a)	952	282,963
PayPal Holdings, Inc.(a)	2,109	326,916
Photronics, Inc.(a)	20,404	244,644
Power Integrations, Inc.	2,112	228,835
Qorvo, Inc.(a)	2,579	270,124
QUALCOMM, Inc.	2,996	242,316
Qualys, Inc.(a)	2,724	314,132
ServiceNow, Inc.(a)	717	278,146
Security Description	Shares	Value
Information Technology (continued)
Skyworks Solutions, Inc.	2,651	$314,250
SPS Commerce, Inc.(a)	5,359	365,269
Square, Inc., Class A(a)	4,605	373,373
SS&C Technologies Holdings, Inc.	5,245	303,659
SYNNEX Corp.	2,750	293,288
Synopsys, Inc.(a)	1,726	312,251
Teradyne, Inc.	3,984	267,008
Texas Instruments, Inc.	1,944	230,831
Trade Desk, Inc., Class A(a)(b)	1,212	377,611
Trimble, Inc.(a)	9,154	358,104
Tyler Technologies, Inc.(a)	720	270,223
Visa, Inc., Class A	1,302	254,202
Xerox Holdings Corp.	10,472	166,295
Zebra Technologies Corp., Class A(a)	1,138	297,382
Total Information Technology		21,436,763

Materials (3.82%)
Air Products and Chemicals, Inc.	1,007	243,341
AptarGroup, Inc.	2,134	237,706
Avery Dennison Corp.	1,932	213,814
Ball Corp.	3,188	227,177
Commercial Metals Co.	15,505	266,066
Crown Holdings, Inc.(a)	4,095	267,936
Ecolab, Inc.	1,216	258,497
FMC Corp.	2,998	295,033
Martin Marietta Materials, Inc.	1,190	228,587
NewMarket Corp.	512	223,299
Newmont Corp.	4,497	262,940
PPG Industries, Inc.	2,497	253,870
Scotts Miracle-Gro Co.	2,009	286,423
Sherwin-Williams Co.	489	290,393
Southern Copper Corp.	7,393	268,366
Vulcan Materials Co.	2,218	240,254
Total Materials		4,063,702

Real Estate (0.49%)
CBRE Group, Inc., Class A(a)	5,682	249,894
Essential Properties Realty Trust, Inc.(b)	20,042	273,373
Total Real Estate		523,267

Utilities (1.45%)
Alliant Energy Corp.	3,933	194,133
CMS Energy Corp.	3,177	186,109
FirstEnergy Corp.	5,137	217,090
NiSource, Inc.	8,388	199,886
NRG Energy, Inc.	8,743	315,185
PPL Corp.	8,061	225,224
Southern Co.	3,646	208,077
Total Utilities		1,545,704

TOTAL COMMON STOCKS
(Cost $82,164,328)		102,952,065
7 | May 31, 2020

Barron’s 400SM ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
Utilities (continued)
LIMITED PARTNERSHIPS (2.72%)
Energy (2.71%)
BP Midstream Partners LP	26,118	$326,736
CNX Midstream Partners LP	30,988	224,973
Energy Transfer LP	39,256	320,329
Enterprise Products Partners LP	15,551	297,024
Holly Energy Partners LP	21,883	353,629
KKR & Co., LP	9,492	263,403
Phillips 66 Partners LP	6,399	285,907
Plains All American Pipeline LP	41,846	405,906
Western Gas Partners LP	43,540	406,664
Total Energy		2,884,571

TOTAL LIMITED PARTNERSHIPS
(Cost $3,128,405)		2,884,571

RIGHTS (0.02%)
Health Care (0.01%)
Bristol-Myers Squibb Co.(a)	3,600	11,844

TOTAL RIGHTS
(Cost $7,668)		11,844

7 Day Yield	Shares		Value
SHORT TERM INVESTMENTS (1.53%)
Money Market Fund (0.49%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $525,819)	0.15%	525,819	525,819

Investments Purchased with Collateral from Securities Loaned (1.04%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $1,106,951)		1,106,951	1,106,951
TOTAL SHORT TERM INVESTMENTS
(Cost $1,632,770)			1,632,770

TOTAL INVESTMENTS (100.99%)
(Cost $86,933,171)			$107,481,250
LIABILITIES IN EXCESS OF OTHER ASSETS (0.99%)			(1,052,302)
NET ASSETS - 100.00%			$106,428,948

(a)	Non-income producing security.

(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $3,550,658.

See Notes to Financial Statements.

8 | May 31, 2020

Barron’s 400SM ETF

Statement of Assets and Liabilities	May 31, 2020 (Unaudited)

ASSETS:
Investments, at value	$107,481,250
Dividends receivable	111,115
Total Assets	107,592,365

LIABILITIES:
Payable to adviser	56,466
Payable for collateral upon return of securities loaned	1,106,951
Total Liabilities	1,163,417
NET ASSETS	$106,428,948

NET ASSETS CONSIST OF:
Paid-in capital	$149,642,805
Total distributable earnings	(43,213,857)
NET ASSETS	$106,428,948

INVESTMENTS, AT COST	$86,933,170

PRICING OF SHARES
Net Assets	$106,428,948
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,750,000
Net Asset Value, offering and redemption price per share	$38.70

See Notes to Financial Statements.

9 | May 31, 2020

Barron’s 400SM ETF

Statement of Operations	For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$1,131,121
Securities Lending Income	19,287
Total Investment Income	1,150,408

EXPENSES:
Investment adviser fees	399,468
Net Expenses	399,468
NET INVESTMENT INCOME	750,940

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(21,195,093)
Net change in unrealized appreciation on investments	7,164,598
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(14,030,495)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,279,555)

(a)	Net of foreign tax withholding of $660.

See Notes to Financial Statements.

10 | May 31, 2020

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$750,940	$1,674,201
Net realized loss	(21,195,093)	(13,333,969)
Net change in unrealized appreciation	7,164,598	18,178,162
Net increase/(decrease) in net assets resulting from operations	(13,279,555)	6,518,394

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,017,716)	(1,353,834)
Total distributions	(1,017,716)	(1,353,834)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(26,423,613)	(21,723,092)
Net decrease from capital share transactions	(26,423,613)	(21,723,092)
Net decrease in net assets	(40,720,884)	(16,558,532)

NET ASSETS:
Beginning of period	147,149,832	163,708,364
End of period	$106,428,948	$147,149,832

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,500,000	4,050,000
Shares sold	–	–
Shares redeemed	(750,000)	(550,000)
Shares outstanding, end of period	2,750,000	3,500,000

See Notes to Financial Statements.

11 | May 31, 2020

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$42.04		$40.42	$41.54	$34.35	$31.75	$31.64

INCOME FROM OPERATIONS:
Net investment income(a)	0.24		0.44	0.40	0.29	0.33	0.32
Net realized and unrealized gain/(loss)	(3.29)		1.51	(1.27)	7.17	2.53	0.02
Total from investment operations	(3.05)		1.95	(0.87)	7.46	2.86	0.34

DISTRIBUTIONS:
From net investment income	(0.29)		(0.33)	(0.25)	(0.27)	(0.26)	(0.23)
Total distributions	(0.29)		(0.33)	(0.25)	(0.27)	(0.26)	(0.23)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.34)		1.62	(1.12)	7.19	2.60	0.11
NET ASSET VALUE, END OF PERIOD	$38.70		$42.04	$40.42	$41.54	$34.35	$31.75
TOTAL RETURN(b)	(7.31)%		5.00%	(2.12)%	21.87%	9.12%	1.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$106,429		$147,150	$163,708	$205,601	$178,612	$204,805

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.22	%(c)	1.10%	0.93%	0.78%	1.07%	1.00%
Portfolio turnover rate(d)	35%		109%	88%	84%	88%	87%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | May 31, 2020

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2020, the Trust consisted of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13 | May 31, 2020

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

Barron's 400 ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$102,952,065	$–	$–	$102,952,065
Limited Partnerships*	2,884,571	–	–	2,884,571
Rights*	11,844	–	–	11,844
Short Term Investments	1,632,770	–	–	1,632,770
Total	$107,481,250	$–	$–	$107,481,250

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

14 | May 31, 2020

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2020.

The tax character of the distributions paid during the fiscal year ended November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
Barron’s 400SM ETF	$1,353,834	$–	$–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$34,243,564	$9,297,396

As of May 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$26,199,608
Gross depreciation (excess of tax cost over value)	(4,832,525)
Net unrealized appreciation (depreciation)	$21,367,083
Cost of investments for income tax purposes	$86,114,167

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2020.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

15 | May 31, 2020

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$3,550,658	$1,106,951	$2,486,110	$3,593,061

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2020:

Barron's 400 ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,106,951	$–	$–	$–	$1,106,951
Total Borrowings					1,106,951
Gross amount of recognized liabilities for securities lending (collateral received)					$1,106,951

16 | May 31, 2020

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not considered an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. Effective January 1, 2020 the Interested Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$43,526,079	$42,570,011

For the year ended May 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$–	$26,300,748

For the six months ended May 31, 2020, the Barron's 400 ETF had in-kind net realized gains of $2,714,635.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the six months ended May 31, 2020 pursuant to Rule 17a-7 under the

1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

17 | May 31, 2020

Barron’s 400SM ETF

Notes to Financial Statements	May 31, 2020 (Unaudited)

Transactions related to cross trades during the six months ended May 31, 2020, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
Barron's 400 ETF	$662,658	$688,134	$(1,062,500)

7. MARKET DISRUPTIONS RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Fund’s securities or other assets. Such impacts may adversely affect the performance of the Fund.

8. SUBSEQUENT EVENTS

Effective July 1, 2020, each Trustee will be compensated a quarterly retainer of $10,000, and a per meeting fee of $5,000.

18 | May 31, 2020

Barron’s 400SM ETF

Additional Information	May 31, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 ETF	100.00%	100.00%

In early 2020, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2019 via Form 1099. The Fund will notify shareholders in early 2021 of amounts paid to them by the Fund, if any, during the calendar year 2020.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400 ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”). The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

19 | May 31, 2020

Barron’s 400SM ETF

Additional Information	May 31, 2020 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

20 | May 31, 2020

Barron’s 400SM ETF

Liquidity Risk Management Program	May 31, 2020 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 2, 2020, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program since its implementation on December 1, 2018. The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

21 | May 31, 2020

BARRON'S 400[SM] ETF

Must be accompanied or preceded by a prospectus.
ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the Barron's 400[SM] ETF.

Semi-Annual Report

May 31, 2020

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

RiverFront Dynamic Unconstrained Income ETF (NYSE ARCA: RFUN)

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

SS&C | ALPS ADVISORS

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic Unconstrained Income ETF	3
RiverFront Dynamic US Dividend Advantage ETF	5
RiverFront Dynamic US Flex-Cap ETF	7
RiverFront Strategic Income Fund	9
Disclosure of Fund Expenses	11
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	12
RiverFront Dynamic Unconstrained Income ETF	18
RiverFront Dynamic US Dividend Advantage ETF	22
RiverFront Dynamic US Flex-Cap ETF	24
RiverFront Strategic Income Fund	26
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	31
RiverFront Dynamic Unconstrained Income ETF	32
RiverFront Dynamic US Dividend Advantage ETF	33
RiverFront Dynamic US Flex-Cap ETF	34
RiverFront Strategic Income Fund	35
Financial Highlights	36
Notes to Financial Statements	41
Additional Information	49
Liquidity Risk Management Program	50

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund” or "RFCI") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Performance Overview

RFCI underperformed its benchmark by 0.69% over the six-month period ended May 31, 2020, based on its returns at NAV. Despite the recent volatility, the Fund continues to prefer corporate bonds, which offer a yield advantage to US Treasuries and Mortgages. In this timeframe, investment grade corporate bond spreads widened by about 76 basis points, according to the ICE BofAML US Corporate Index. As of May 31, 2020, the Fund’s option-adjusted duration was 5.98 years and the average credit quality of the Fund was approximately A+.

Performance (as of May 31, 2020)

	6 Months	1 Year	3 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	4.71%	8.27%	4.54%	3.57%
RiverFront Dynamic Core Income ETF – Market Price*	5.44%	8.81%	4.69%	3.72%
Bloomberg Barclays US Aggregate Bond Total Return Index	5.40%	9.42%	5.07%	3.94%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Barclays U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

1 | May 31, 2020

RiverFront Dynamic Core Income ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings*^ (as of May 31, 2020)

United States Treasury Bond 2.75%, 02/15/2028	6.97%
United States Treasury Note 3.00%, 10/31/2025	3.40%
United States Treasury Note 2.88%, 11/15/2021	3.09%
United States Treasury Strip Principal, 08/15/2039	2.87%
United States Treasury Strip Principal, 02/15/2038	2.50%
United States Treasury Note 2.88%, 10/31/2023	1.94%
United States Treasury Strip Principal, 05/15/2048	1.58%
United States Treasury Bond 2.75%, 11/15/2047	1.48%
United States Treasury Bond 3.88%, 08/15/2040	1.24%
United States Treasury Strip Principal, 11/15/2046	1.21%
Total % of Top 10 Holdings	26.29%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of May 31, 2020)

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic Unconstrained Income ETF (the “Fund” or "RFUN") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Performance Overview

RFUN outperformed its benchmark by 3.40% over the six months ending May 31, 2020, based on its return at NAV. The primary reason for the Fund’s outperformance was due to an elevated cash position and higher quality credit. The Fund continues to hold a significant underweight to the lowest rated (CCC) bonds. As of May 31, 2020 the Fund’s option-adjusted duration was 2.54 years and the average credit quality of the Fund was approximately BB-.

Performance (as of May 31, 2020)

	6 Months	1 Year	3 Year	Since Inception^
RiverFront Dynamic Unconstrained Income ETF – NAV	-0.32%	4.16%	2.97%	4.74%
RiverFront Dynamic Unconstrained Income ETF – Market Price*	-0.12%	4.75%	2.98%	4.77%
ICE BofAML U.S. High Yield Master II Total Return Index	-3.72%	0.35%	2.65%	5.21%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

ICE BofAML U.S. High Yield Master II Total Return Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. Domestic market. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Unconstrained Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Unconstrained Income ETF.

3 | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings*^ (as of May 31, 2020)

Xtrackers USD High Yield Corporate Bond ETF	4.80%
iShares iBoxx High Yield Corporate Bond ETF	4.78%
Lamar Media Corp.	1.27%
United Rentals North America, Inc.	1.23%
Spectrum Brands, Inc.	1.21%
Hanesbrands, Inc.	1.18%
CenturyLink, Inc.	1.09%
T-Mobile USA, Inc.	1.08%
HCA, Inc.	1.02%
WESCO Distribution, Inc.	1.00%
Total % of Top 10 Holdings	18.65%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of May 31, 2020)

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | May 31, 2020

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund” or "RFDA") seeks to provide capital appreciation and dividend income. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend growth. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Performance Overview

The Fund underperformed its benchmark over the six-month period ended May 31, 2020, due largely to stock selection decisions. Security selection in the finance sector led to the majority of this weakness, with technology and consumer staples selection also detracting. The selection in these sectors overshadowed positive selection effects in the discretionary and healthcare sectors. The period was also a time where companies with ‘value’ characteristics, a bias in our portfolios, significantly underperformed their peers.

Performance (as of May 31, 2020)

	6 Months	1 Year	3 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	-5.63%	7.09%	6.21%	8.20%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	-5.60%	7.16%	6.24%	8.22%
S&P 500® Total Return Index	-2.10%	12.84%	10.23%	11.88%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

5 | May 31, 2020

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

Microsoft Corp.	6.03%
Apple, Inc.	5.90%
Amazon.com, Inc.	4.41%
Johnson & Johnson	2.60%
Visa, Inc.	2.34%
Home Depot, Inc.	1.95%
Pfizer, Inc.	1.93%
Intel Corp.	1.77%
Verizon Communications, Inc.	1.72%
AT&T, Inc.	1.71%
Total % of Top 10 Holdings	30.36%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Asset Allocation* (as of May 31, 2020)

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | May 31, 2020

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund” or "RFFC") seeks to provide capital appreciation. Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Performance Overview

The Fund underperformed its benchmark over the six-month period ended May 31, 2020, due largely to stock selection decisions. Security selection weakness was led by technology, non-energy materials and financial stocks. Contrary to this, security selection in the discretionary and industrials sectors contributed positively to the Fund’s performance. The period was also a time where companies with ‘value’ characteristics, a bias in our portfolios, significantly underperformed their peers.

Performance (as of May 31, 2020)

	6 Months	1 Year	3 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	-8.09%	3.67%	4.25%	7.29%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	-8.12%	3.70%	4.23%	7.29%
S&P Composite 1500® Index	-3.12%	11.39%	9.47%	11.28%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Total Return Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

7 | May 31, 2020

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings* (as of May 31, 2020)

Microsoft Corp.	5.17%
Apple, Inc.	5.14%
Amazon.com, Inc.	3.95%
Alphabet, Inc.	2.43%
Visa, Inc.	1.93%
Johnson & Johnson	1.84%
Cisco Systems, Inc.	1.62%
Pfizer, Inc.	1.60%
Salesforce.com, Inc.	1.37%
Home Depot, Inc.	1.36%
Total % of Top 10 Holdings	26.41%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Asset Allocation* (as of May 31, 2020)

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8 | May 31, 2020

RiverFront Strategic Income Fund

Performance Overview	May 31, 2020 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund” or "RIGS") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors.

Performance Overview

RIGS underperformed its benchmark by 5.39% over the six-month period ending May 31, 2020, based on its return at NAV. The primary sources of the Fund’s underperformance were its shorter duration and its lower credit quality. Over the preceding six months, the Fund continued to be invested primarily in shorter-maturity, higher quality, below investment grade rated bonds. High yield spreads widened during this period, as fears surrounding COVID-19 negatively impacted the credit market. Treasury yields fell significantly during this period as well, leading shorter duration securities to underperform. We maintain our preference for high yield credit considering the income advantage relative to traditional sectors of the bond market. As of May 31, 2020, the duration of the Fund was about 1.63 years. The average credit quality of the Fund was approximately BB-rated.

Performance (as of May 31, 2020)

	6 Months	1 Year	5 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	0.01%	2.58%	3.47%	3.89%
RiverFront Strategic Income Fund – Market Price*	-1.88%	0.11%	3.10%	3.62%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	5.40%	9.42%	3.94%	3.99%

Total Expense Ratio (per the current prospectus) is 0.47%. The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg Barclays U.S. Aggregate Bond Total Return Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

 9 | May 31, 2020

RiverFront Strategic Income Fund

Performance Overview	May 31, 2020 (Unaudited)

Top 10 Holdings*^ (as of May 31, 2020)

XPO Logistics, Inc.	2.09%
Sprint Communications, Inc.	1.63%
CIT Group, Inc.	1.56%
WESCO Distribution, Inc.	1.55%
T-Mobile USA, Inc.	1.52%
Marathon Petroleum Corp.	1.41%
WR Grace & Co.-Conn	1.40%
FMG Resources August 2006 Pty, Ltd.	1.40%
International Game Technology PLC	1.36%
Park Aerospace Holdings, Ltd.	1.34%
Total % of Top 10 Holdings	15.26%

*	% of Total Investments.

^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of May 31, 2020)

Growth of $10,000 (as of May 31, 2020)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 10 | May 31, 2020

RiverFront ETFs

Disclosure of Fund Expenses	May 31, 2020 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through May 31, 2020.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 12/1/19	Ending Account Value 5/31/20	Expense Ratio(a)	Expenses Paid During Period 12/1/19 - 5/31/20(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$1,047.10	0.51%	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	0.51%	$2.58
RiverFront Dynamic Unconstrained Income ETF
Actual	$1,000.00	$996.80	0.51%	$2.55
Hypothetical (5% return before expenses)	$1,000.00	$1,022.45	0.51%	$2.58
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$943.70	0.52%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	0.52%	$2.63
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$919.10	0.52%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	0.52%	$2.63
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,000.10	0.46%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	0.46%	$2.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

 11 | May 31, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
CORPORATE BONDS (53.65%)
Communications (3.20%)
Alphabet, Inc.
2.00%, 08/15/2026	$240,000	$259,984
AT&T, Inc.
3.40%, 05/15/2025	160,000	172,950
4.10%, 02/15/2028	409,000	454,499
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	320,000	320,020
Comcast Corp.
3.60%, 03/01/2024	86,000	95,249
3.55%, 05/01/2028	240,000	272,474
4.15%, 10/15/2028	160,000	189,731
Discovery Communications LLC
2.95%, 03/20/2023	84,000	87,445
3.95%, 03/20/2028	160,000	172,724
Lamar Media Corp.
5.00%, 05/01/2023	320,000	322,197
Level 3 Financing, Inc.
5.13%, 05/01/2023	70,000	70,095
Time Warner Cable LLC
4.00%, 09/01/2021	105,000	107,652
T-Mobile USA, Inc.
4.00%, 04/15/2022	240,000	247,348
TWDC Enterprises 18 Corp.
2.45%, 03/04/2022	80,000	82,996
3.15%, 09/17/2025	47,000	52,045
VeriSign, Inc.
4.63%, 05/01/2023	240,000	241,775
Verizon Communications, Inc.
3.38%, 02/15/2025	27,000	29,930
3M US L + 1.10%, 05/15/2025(a)	135,000	134,841
4.33%, 09/21/2028	240,000	286,688
4.02%, 12/03/2029	134,000	157,769
ViacomCBS, Inc.
3.50%, 01/15/2025	439,000	454,979
3.70%, 06/01/2028	48,000	49,969
Walt Disney Co.
3.00%, 09/15/2022	160,000	167,888
Total Communications		4,431,248

Consumer Discretionary (4.21%)
ADT Security Corp.
4.13%, 06/15/2023	105,000	105,536
Alibaba Group Holding, Ltd.
3.60%, 11/28/2024	320,000	348,125
3.40%, 12/06/2027	240,000	266,660
Amazon.com, Inc.
3.15%, 08/22/2027	483,000	549,041
American Honda Finance Corp.
2.60%, 11/16/2022	178,000	183,688
Delta Air Lines, Inc.
3.40%, 04/19/2021	240,000	230,622
Security Description	Principal Amount	Value
Consumer Discretionary (continued)
eBay, Inc.
2.88%, 08/01/2021	$160,000	$163,521
3.45%, 08/01/2024	160,000	172,939
General Motors Financial Co., Inc.
3.20%, 07/13/2020	136,000	136,162
4.38%, 09/25/2021	80,000	80,489
3.70%, 05/09/2023	409,000	408,244
Goodyear Tire & Rubber Co.
5.13%, 11/15/2023	240,000	232,650
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	80,000	79,692
Home Depot, Inc.
2.70%, 04/01/2023	320,000	338,697
Lowe's Cos., Inc.
2.50%, 04/15/2026	160,000	170,602
3.10%, 05/03/2027	160,000	174,618
Marriott International, Inc.
4.00%, 04/15/2028	210,000	203,167
McDonald's Corp.
3.70%, 01/30/2026	240,000	269,107
3.50%, 03/01/2027	80,000	89,515
Service Corp. International
5.38%, 05/15/2024	240,000	246,025
Starbucks Corp.
3.85%, 10/01/2023	240,000	261,958
TJX Cos., Inc.
2.75%, 06/15/2021	80,000	81,476
Toyota Motor Corp.
3.42%, 07/20/2023	578,000	620,834
Toyota Motor Credit Corp.
3M US L + 0.39%, 01/11/2023(a)	240,000	236,008
3.20%, 01/11/2027	160,000	174,883
Total Consumer Discretionary		5,824,259

Consumer Staples (1.88%)
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/2028	160,000	181,573
Constellation Brands, Inc.
2.70%, 05/09/2022	80,000	82,316
4.25%, 05/01/2023	240,000	262,519
4.75%, 12/01/2025	80,000	92,429
Kroger Co.
3.70%, 08/01/2027	81,000	91,770
PepsiCo, Inc.
1.70%, 10/06/2021	578,000	587,244
3.10%, 07/17/2022	240,000	252,467
Procter & Gamble Co.
2.45%, 11/03/2026	240,000	262,281

See Notes to Financial Statements.

 12 | May 31, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Consumer Staples (continued)
Walmart, Inc.
3.40%, 06/26/2023	$224,000	$243,044
3.30%, 04/22/2024	240,000	262,489
3.70%, 06/26/2028	240,000	284,377
Total Consumer Staples		2,602,509

Energy (6.04%)
BP Capital Markets America, Inc.
3.25%, 05/06/2022	826,000	863,055
BP Capital Markets PLC
3.51%, 03/17/2025	210,000	231,419
3.72%, 11/28/2028	160,000	180,252
Chevron Corp.
2.90%, 03/03/2024	409,000	441,380
3.33%, 11/17/2025	240,000	269,902
2.95%, 05/16/2026	229,000	253,924
Concho Resources, Inc.
3.75%, 10/01/2027	160,000	167,675
ConocoPhillips Co.
4.95%, 03/15/2026	160,000	190,724
Continental Resources, Inc.
4.50%, 04/15/2023	240,000	223,272
3.80%, 06/01/2024	240,000	210,000
Energy Transfer Operating LP
3.60%, 02/01/2023	138,000	141,424
4.25%, 03/15/2023	35,000	36,345
Enterprise Products Operating LLC
3.35%, 03/15/2023	409,000	433,612
Exxon Mobil Corp.
2.22%, 03/01/2021	409,000	414,040
3.04%, 03/01/2026	578,000	641,252
Halliburton Co.
3.80%, 11/15/2025	10,000	10,590
Kinder Morgan Energy Partners LP
4.25%, 09/01/2024	240,000	262,903
Marathon Oil Corp.
4.40%, 07/15/2027	48,000	44,472
Marathon Petroleum Corp.
3.80%, 04/01/2028	160,000	162,347
MPLX LP
4.50%, 07/15/2023	210,000	220,789
5.25%, 01/15/2025	255,000	264,425
Nabors Industries, Inc.
5.00%, 09/15/2020	53,000	51,881
Newfield Exploration Co.
5.63%, 07/01/2024	240,000	218,886
ONEOK Partners LP
3.38%, 10/01/2022	409,000	412,824
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021	80,000	81,599
5.63%, 04/15/2023	320,000	346,427
5.75%, 05/15/2024	160,000	177,152
Schlumberger Investment SA
3.65%, 12/01/2023	663,000	702,540
Shell International Finance BV
2.88%, 05/10/2026	240,000	262,164
Security Description	Principal Amount	Value
Energy (continued)
Williams Cos., Inc.
4.55%, 06/24/2024	$160,000	$173,899
3.90%, 01/15/2025	253,000	271,039
Total Energy		8,362,213

Financials (21.68%)
Aflac, Inc.
3.63%, 11/15/2024	320,000	357,528
Aircastle, Ltd.
5.50%, 02/15/2022	320,000	300,891
Ally Financial, Inc.
4.13%, 02/13/2022	596,000	610,563
American Express Credit Corp.
2.25%, 05/05/2021	320,000	324,771
American International Group, Inc.
4.13%, 02/15/2024	136,000	149,255
3.90%, 04/01/2026	160,000	176,168
Bank of America Corp.
3M US L + 0.77%, 02/05/2026(a)	826,000	795,040
4.25%, 10/22/2026	409,000	460,340
Bank of Montreal
1.90%, 08/27/2021	826,000	840,542
2.35%, 09/11/2022	240,000	250,327
2.55%, 11/06/2022	160,000	167,433
Bank of New York Mellon Corp.
2.45%, 11/27/2020	532,000	536,539
3M US L + 1.05%, 10/30/2023(a)	402,000	403,045
3.25%, 05/16/2027	65,000	72,721
Barclays PLC
3M US L + 1.38%, 05/16/2024(a)	409,000	398,340
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	409,000	457,976
BNP Paribas SA
5.00%, 01/15/2021	136,000	139,823
3.25%, 03/03/2023	210,000	225,647
Boston Properties LP
3.85%, 02/01/2023	663,000	704,847
Capital One Financial Corp.
3.50%, 06/15/2023	498,000	525,614
3.30%, 10/30/2024	105,000	109,389
3.80%, 01/31/2028	52,000	54,345
Capital One NA
2.25%, 09/13/2021	240,000	242,971
Charles Schwab Corp.
2.65%, 01/25/2023	240,000	252,787
Chubb INA Holdings, Inc.
2.70%, 03/13/2023	95,000	100,081
3.35%, 05/03/2026	398,000	444,395

See Notes to Financial Statements.

 13 | May 31, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Financials (continued)
Citigroup, Inc.
2.65%, 10/26/2020	$240,000	$242,039
2.70%, 03/30/2021	290,000	294,861
3M US L + 1.43%, 09/01/2023(a)	409,000	411,743
4.45%, 09/29/2027	240,000	267,544
CME Group, Inc.
3.75%, 06/15/2028	80,000	95,373
Cooperatieve Rabobank UA
4.63%, 12/01/2023	409,000	446,832
CoreCivic, Inc.
4.63%, 05/01/2023	240,000	233,550
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	135,000	136,573
3.45%, 04/16/2021	136,000	139,193
4.55%, 04/17/2026	370,000	420,150
Crown Castle International Corp.
4.88%, 04/15/2022	115,000	123,013
Deutsche Bank AG
4.25%, 10/14/2021	240,000	243,576
3.95%, 02/27/2023	160,000	163,554
Discover Bank
3.20%, 08/09/2021	80,000	80,841
4.65%, 09/13/2028	210,000	229,597
Fidelity National Information Services, Inc.
3.50%, 04/15/2023	135,000	143,951
Goldman Sachs Group, Inc.
3M US L + 0.75%, 02/23/2023(a)	663,000	651,592
3M US L + 1.60%, 11/29/2023(a)	409,000	411,861
3.50%, 11/16/2026	40,000	43,170
Host Hotels & Resorts LP
4.00%, 06/15/2025	160,000	159,037
HSBC Holdings PLC
4.30%, 03/08/2026	210,000	235,444
3.90%, 05/25/2026	320,000	352,057
3M US L + 1.38%, 09/12/2026(a)	240,000	235,994
4.38%, 11/23/2026	160,000	175,340
Huntington Bancshares, Inc.
3.15%, 03/14/2021	320,000	324,953
4.00%, 05/15/2025	48,000	53,142
Huntington National Bank
3.25%, 05/14/2021	320,000	327,373
Intercontinental Exchange, Inc.
3.75%, 12/01/2025	160,000	181,431
3.10%, 09/15/2027	204,000	224,451
3.75%, 09/21/2028	240,000	275,198
International Lease Finance Corp.
8.25%, 12/15/2020	610,000	620,507
5.88%, 08/15/2022	210,000	211,968
Iron Mountain, Inc.
6.00%, 08/15/2023	47,000	47,592
Security Description	Principal Amount	Value
Financials (continued)
JPMorgan Chase & Co.
3.38%, 05/01/2023	$320,000	$341,027
3M US L + 1.23%, 10/24/2023(a)	952,000	954,742
KeyBank NA/Cleveland OH
3.38%, 03/07/2023	210,000	223,860
KeyCorp
5.10%, 03/24/2021	498,000	515,460
Lincoln National Corp.
3.35%, 03/09/2025	320,000	340,873
3.80%, 03/01/2028	80,000	85,274
M&T Bank Corp.
3M US L + 0.68%, 07/26/2023(a)	409,000	407,017
Manufacturers & Traders Trust Co.
3M US L + 0.27%, 01/25/2021(a)	498,000	498,413
MetLife, Inc.
3.60%, 04/10/2024	400,000	440,231
6.50%, 12/15/2032	48,000	68,439
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/2026	320,000	355,895
Mizuho Financial Group, Inc.
2.95%, 02/28/2022	240,000	248,198
3M US L + 1.00%, 09/11/2024(a)	826,000	807,460
3.17%, 09/11/2027	80,000	84,176
Morgan Stanley
3M US L + 1.40%, 10/24/2023(a)	826,000	828,745
5.00%, 11/24/2025	498,000	574,313
National Australia Bank, Ltd.
2.50%, 07/12/2026	80,000	84,675
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	320,000	353,516
Prudential Financial, Inc.
4.50%, 11/16/2021	160,000	168,572
Royal Bank of Canada
2.15%, 10/26/2020	240,000	241,776
Royal Bank of Scotland Group PLC
3M US L + 1.48%, 05/15/2023(a)	320,000	329,328
3M US L + 1.47%, 05/15/2023(a)	409,000	403,326
Simon Property Group LP
3.38%, 10/01/2024	80,000	81,740
3.38%, 12/01/2027	160,000	157,505
Starwood Property Trust, Inc.
5.00%, 12/15/2021	210,000	206,391
State Street Corp.
3.30%, 12/16/2024	240,000	265,437
3.55%, 08/18/2025	105,000	118,634
Toronto-Dominion Bank
3.15%, 09/17/2020	409,000	412,408

See Notes to Financial Statements.

 14 | May 31, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Financials (continued)
Truist Bank
3.30%, 05/15/2026	$320,000	$343,133
UBS Group AG
3.49%, 05/23/2023(b)	160,000	166,711
4.13%, 09/24/2025(b)	136,000	151,376
4.13%, 04/15/2026(b)	80,000	89,700
US Bancorp
2.63%, 01/24/2022	160,000	165,342
3.00%, 03/15/2022	320,000	333,875
Visa, Inc.
3.15%, 12/14/2025	240,000	270,048
2.75%, 09/15/2027	210,000	232,668
Wells Fargo & Co.
2.55%, 12/07/2020	160,000	161,656
3M US L + 0.93%, 02/11/2022(a)	160,000	160,036
3M US L + 1.23%, 10/31/2023(a)	240,000	240,175
3.00%, 04/22/2026	160,000	171,293
Westpac Banking Corp.
2.10%, 05/13/2021	280,000	284,580
3.65%, 05/15/2023	240,000	260,767
2.70%, 08/19/2026	80,000	86,433
Total Financials		30,020,102

Health Care (4.67%)
AbbVie, Inc.
2.90%, 11/06/2022	498,000	521,681
3.85%, 06/15/2024(b)	252,000	275,638
3.60%, 05/14/2025	80,000	88,229
Aetna, Inc.
3.50%, 11/15/2024	240,000	259,584
Amgen, Inc.
3.63%, 05/22/2024	320,000	348,152
Anthem, Inc.
3.50%, 08/15/2024	80,000	87,604
Becton Dickinson and Co.
3M US L + 0.875%, 12/29/2020(a)	136,000	135,977
Centene Corp.
4.75%, 05/15/2022	320,000	324,728
Cigna Corp.
3.00%, 07/15/2023(b)	399,000	421,085
4.38%, 10/15/2028	178,000	209,364
CVS Health Corp.
4.00%, 12/05/2023	136,000	148,426
Eli Lilly and Co.
2.75%, 06/01/2025	56,000	60,339
Fresenius Medical Care US Finance II, Inc.
4.13%, 10/15/2020(b)	320,000	320,578
Gilead Sciences, Inc.
4.40%, 12/01/2021	160,000	167,697
2.50%, 09/01/2023	160,000	169,667
Johnson & Johnson
2.45%, 03/01/2026	409,000	448,060
Security Description	Principal Amount	Value
Health Care (continued)
Medtronic, Inc.
3.50%, 03/15/2025	$114,000	$129,292
Merck & Co., Inc.
2.80%, 05/18/2023	800,000	855,879
Pfizer, Inc.
3.20%, 09/15/2023	343,000	376,003
3.00%, 12/15/2026	160,000	182,531
Thermo Fisher Scientific, Inc.
3.65%, 12/15/2025	136,000	152,071
UnitedHealth Group, Inc.
2.88%, 03/15/2023	240,000	255,309
3.75%, 07/15/2025	320,000	366,343
3.10%, 03/15/2026	143,000	159,129
Total Health Care		6,463,366

Industrials (3.73%)
Boeing Co.
3.45%, 11/01/2028	240,000	227,607
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	240,000	251,814
Caterpillar Financial Services Corp.
2.75%, 08/20/2021	48,000	49,230
2.40%, 06/06/2022	240,000	249,625
CNH Industrial Capital LLC
4.88%, 04/01/2021	240,000	243,481
CNH Industrial NV
4.50%, 08/15/2023	320,000	335,662
CSX Corp.
3.40%, 08/01/2024	240,000	263,168
2.60%, 11/01/2026	80,000	85,553
FedEx Corp.
3.40%, 02/15/2028	240,000	256,463
General Dynamics Corp.
3.50%, 05/15/2025	313,000	349,143
2.63%, 11/15/2027	240,000	255,499
Honeywell International, Inc.
2.50%, 11/01/2026	240,000	262,763
John Deere Capital Corp.
3M US L + 0.16%, 01/08/2021(a)	160,000	159,943
2.65%, 06/24/2024	320,000	342,479
Lockheed Martin Corp.
3.55%, 01/15/2026	240,000	274,406
Northrop Grumman Corp.
3.50%, 03/15/2021	35,000	35,792
3.25%, 01/15/2028	240,000	266,339
Textron, Inc.
3.65%, 03/01/2021	69,000	70,104
3.65%, 03/15/2027	210,000	212,846
United Parcel Service, Inc.
2.50%, 04/01/2023	485,000	510,013
2.40%, 11/15/2026	52,000	56,810
WESCO Distribution, Inc.
5.38%, 12/15/2021	160,000	159,564

See Notes to Financial Statements.

 15 | May 31, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Industrials (continued)
XPO Logistics, Inc.
6.13%, 09/01/2023(b)	$240,000	$243,625
Total Industrials		5,161,929

Materials (2.26%)
3M Co.
3.25%, 02/14/2024	663,000	721,349
Ashland LLC
4.75%, 08/15/2022	26,000	27,186
Ball Corp.
4.00%, 11/15/2023	240,000	252,961
Celanese US Holdings LLC
5.88%, 06/15/2021	160,000	166,246
4.63%, 11/15/2022	160,000	168,325
Glencore Funding LLC
3.00%, 10/27/2022(b)	409,000	417,612
Graphic Packaging International LLC
4.75%, 04/15/2021	160,000	162,400
International Paper Co.
3.00%, 02/15/2027	160,000	170,417
LyondellBasell Industries NV
5.75%, 04/15/2024	240,000	273,402
Nutrien, Ltd.
3.50%, 06/01/2023	240,000	253,471
Sherwin-Williams Co.
3.45%, 08/01/2025	240,000	264,197
3.45%, 06/01/2027	160,000	176,243
Steel Dynamics, Inc.
5.50%, 10/01/2024	80,000	82,108
Total Materials		3,135,917

Technology (3.94%)
Apple, Inc.
2.40%, 05/03/2023	409,000	433,262
3.45%, 05/06/2024	240,000	266,510
2.75%, 01/13/2025	105,000	114,517
3.20%, 05/11/2027	240,000	271,231
Broadcom, Inc.
4.11%, 09/15/2028(b)	252,000	264,319
Cisco Systems, Inc.
2.20%, 09/20/2023	160,000	170,304
Corning, Inc.
2.90%, 05/15/2022	80,000	82,891
Dell International LLC / EMC Corp.
4.42%, 06/15/2021(b)	240,000	244,543
5.88%, 06/15/2021(b)	30,000	30,056
Flex, Ltd.
5.00%, 02/15/2023	320,000	335,413
IBM Credit LLC
3M US L + 0.16%, 02/05/2021(a)	610,000	610,473
Intel Corp.
2.60%, 05/19/2026	240,000	262,677
Security Description	Principal Amount	Value
Technology (continued)
International Business Machines Corp.
2.50%, 01/27/2022	$409,000	$423,520
3.63%, 02/12/2024	240,000	264,824
Microsoft Corp.
3.45%, 08/08/2036	210,000	248,514
Moody's Corp.
4.50%, 09/01/2022	52,000	55,809
NCR Corp.
5.00%, 07/15/2022	80,000	80,202
Oracle Corp.
3.40%, 07/08/2024	240,000	263,777
QUALCOMM, Inc.
2.60%, 01/30/2023	320,000	336,173
2.90%, 05/20/2024	313,000	337,190
S&P Global, Inc.
4.00%, 06/15/2025	240,000	274,354
Xerox Corp.
3.50%, 08/20/2020	80,000	79,989
Total Technology		5,450,548

Utilities (2.04%)
AES Corp.
4.50%, 03/15/2023	240,000	245,137
Alabama Power Co.
3.55%, 12/01/2023	136,000	148,638
CMS Energy Corp.
3.60%, 11/15/2025	136,000	147,538
Consumers Energy Co.
3.38%, 08/15/2023	160,000	172,582
3.13%, 08/31/2024	160,000	173,766
Dominion Energy, Inc.
4.25%, 06/01/2028	210,000	238,448
Duke Energy Carolinas LLC
2.95%, 12/01/2026	160,000	177,265
Duke Energy Corp.
1.80%, 09/01/2021	498,000	504,001
Exelon Corp.
3.50%, 06/01/2022	160,000	166,504
3.40%, 04/15/2026	135,000	150,013
Exelon Generation Co. LLC
4.25%, 06/15/2022	80,000	84,319
Southern Co.
2.95%, 07/01/2023	409,000	432,272
Southwestern Electric Power Co.
4.10%, 09/15/2028	160,000	180,802
Total Utilities		2,821,285

TOTAL CORPORATE BONDS
(Cost $70,202,342)		74,273,376

See Notes to Financial Statements.

 16 | May 31, 2020

RiverFront Dynamic Core Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
GOVERNMENT BONDS (26.65%)
United States Treasury Bond
2.75%, 02/15/2028	$8,219,000	$9,602,586
3.88%, 08/15/2040	1,151,300	1,715,977
2.75%, 11/15/2047	1,558,000	2,039,459
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040(c)	450,008	649,920
United States Treasury Note
2.88%, 11/15/2021	4,105,000	4,266,074
2.88%, 10/31/2023	2,458,000	2,681,141
3.00%, 10/31/2025	4,105,000	4,685,874
United States Treasury Strip Principal
0.00%, 02/15/2038(d)	4,105,000	3,450,745
0.00%, 08/15/2039(d)	4,931,000	3,962,026
0.00%, 11/15/2046(d)	2,458,000	1,666,629
0.00%, 05/15/2048(d)	3,284,000	2,172,680
TOTAL GOVERNMENT BONDS
(Cost $30,460,333)		36,893,111

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (19.27%)
State Street Institutional Treasury Plus Money Market Fund	0.15%	26,682,397	26,682,397
TOTAL SHORT TERM INVESTMENTS
(Cost $26,682,397)			26,682,397

TOTAL INVESTMENTS (99.57%)
(Cost $127,345,072)			$137,848,884
OTHER ASSETS IN EXCESS OF LIABILITIES (0.43%)			583,093
NET ASSETS - 100.00%			$138,431,977

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of May 31, 2020 was 0.34%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,625,243, representing 1.90% of net assets.

(c)	Principal amount of security is adjusted for inflation.

(d)	Zero coupon bond.

See Notes to Financial Statements.

 17 | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
CORPORATE BONDS (73.82%)
Communications (14.87%)
AMC Networks, Inc.
4.75%, 08/01/2025	$70,000	$70,707
CCO Holdings LLC / CCO Holdings Capital Corp.
5.75%, 02/15/2026(a)	100,000	104,499
5.13%, 05/01/2027(a)	101,000	106,286
5.00%, 02/01/2028(a)	35,000	36,739
CenturyLink, Inc.
6.45%, 06/15/2021	129,000	132,950
7.50%, 04/01/2024	26,000	28,668
CSC Holdings LLC
5.38%, 07/15/2023(a)	101,000	102,750
DISH DBS Corp.
5.88%, 07/15/2022	75,000	77,246
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	49,000	51,326
6.63%, 08/01/2026	49,000	51,304
Lamar Media Corp.
5.75%, 02/01/2026	149,000	155,491
Level 3 Financing, Inc.
5.38%, 01/15/2024	75,000	76,211
Netflix, Inc.
5.50%, 02/15/2022	94,000	98,848
Sinclair Television Group, Inc.
5.13%, 02/15/2027(a)	26,000	24,283
Sirius XM Radio, Inc.
4.63%, 05/15/2023(a)	75,000	75,374
Sprint Communications, Inc.
6.00%, 11/15/2022	108,000	114,990
Sprint Corp.
7.88%, 09/15/2023	49,000	55,743
7.13%, 06/15/2024	49,000	55,684
T-Mobile USA, Inc.
6.50%, 01/15/2024	129,000	132,277
Univision Communications, Inc.
5.13%, 05/15/2023(a)	49,000	47,775
VeriSign, Inc.
4.75%, 07/15/2027	49,000	51,275
ViacomCBS, Inc.
3M US L + 3.895%, 02/28/2057(b)	36,000	34,386
Virgin Media Finance PLC
6.00%, 10/15/2024(a)	75,000	77,336
Ziggo BV
5.50%, 01/15/2027(a)	75,000	79,061
Total Communications		1,841,209

Consumer Discretionary (12.79%)
ADT Security Corp.
6.25%, 10/15/2021	101,000	104,677
Aramark Services, Inc.
5.00%, 02/01/2028(a)	70,000	69,112
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	7,000	6,059
Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Boyd Gaming Corp.
6.38%, 04/01/2026	$75,000	$74,776
Builders FirstSource, Inc.
6.75%, 06/01/2027(a)	33,000	34,850
Dana, Inc.
5.50%, 12/15/2024	75,000	75,273
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	35,000	32,453
Hanesbrands, Inc.
4.88%, 05/15/2026(a)	143,000	145,119
Hertz Corp.
7.63%, 06/01/2022(a)(c)	7,000	3,049
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	49,000	48,811
International Game Technology PLC
6.25%, 02/15/2022(a)	101,000	103,300
KB Home
7.50%, 09/15/2022	65,000	71,403
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 06/01/2024(a)	49,000	50,284
L Brands, Inc.
5.63%, 02/15/2022	33,000	32,248
Lennar Corp.
4.75%, 11/29/2027	100,000	109,232
Penske Automotive Group, Inc.
5.50%, 05/15/2026	70,000	69,112
PulteGroup, Inc.
5.00%, 01/15/2027	49,000	52,082
Scotts Miracle-Gro Co.
5.25%, 12/15/2026	70,000	72,962
Service Corp. International
4.63%, 12/15/2027	87,000	91,803
ServiceMaster Co. LLC
5.13%, 11/15/2024(a)	89,000	90,344
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	49,000	46,188
Toll Brothers Finance Corp.
4.88%, 03/15/2027	49,000	51,747
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50%, 03/01/2025(a)	49,000	47,652
Wynn Macau, Ltd.
4.88%, 10/01/2024(a)	101,000	100,758
Total Consumer Discretionary		1,583,294

Consumer Staples (3.85%)
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC
6.63%, 06/15/2024	70,000	72,598

See Notes to Financial Statements.

18  | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Consumer Staples (continued)
B&G Foods, Inc.
5.25%, 04/01/2025	$49,000	$50,475
Energizer Holdings, Inc.
6.38%, 07/15/2026(a)	75,000	79,299
Pilgrim's Pride Corp.
5.75%, 03/15/2025(a)	49,000	50,230
Spectrum Brands, Inc.
5.75%, 07/15/2025	143,000	147,618
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	75,000	77,070
Total Consumer Staples		477,290

Energy (8.12%)
Antero Resources Corp.
5.38%, 11/01/2021	89,000	79,902
Callon Petroleum Co.
6.38%, 07/01/2026	49,000	13,895
CNX Resources Corp.
5.88%, 04/15/2022	50,000	49,790
CrownRock LP / CrownRock Finance, Inc.
5.63%, 10/15/2025(a)	49,000	46,887
DCP Midstream Operating LP
5.38%, 07/15/2025	70,000	67,913
Endeavor Energy Resources LP / EER Finance, Inc.
5.50%, 01/30/2026(a)	49,000	47,813
Murphy Oil Corp.
5.75%, 08/15/2025	75,000	70,414
NGL Energy Partners LP / NGL Energy Finance Corp.
6.13%, 03/01/2025	94,000	66,143
Parkland Corp.
6.00%, 04/01/2026(a)	75,000	75,736
Parsley Energy LLC / Parsley Finance Corp.
5.38%, 01/15/2025(a)	75,000	73,921
Peabody Energy Corp.
6.00%, 03/31/2022(a)	49,000	33,473
Range Resources Corp.
5.00%, 08/15/2022	82,000	76,926
SM Energy Co.
6.13%, 11/15/2022	49,000	29,572
Sunoco LP / Sunoco Finance Corp.
5.50%, 02/15/2026	49,000	49,419
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.88%, 04/15/2026	75,000	76,301
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 04/01/2026	75,000	72,363
Security Description	Principal Amount	Value
Energy (continued)
WPX Energy, Inc.
5.75%, 06/01/2026	$75,000	$75,218
Total Energy		1,005,686

Financials (7.67%)
Ally Financial, Inc.
5.75%, 11/20/2025	101,000	105,356
CIT Group, Inc.
5.00%, 08/15/2022	118,000	118,663
5.25%, 03/07/2025	40,000	40,204
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
6.25%, 02/01/2022	50,000	50,361
Iron Mountain, Inc.
5.75%, 08/15/2024	75,000	75,304
4.88%, 09/15/2027(a)	50,000	50,395
iStar, Inc.
5.25%, 09/15/2022	75,000	72,674
Jefferies Financial Group, Inc.
5.50%, 10/18/2023	49,000	52,734
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
5.63%, 05/01/2024	49,000	51,088
Navient Corp.
6.50%, 06/15/2022	89,000	87,636
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	75,000	66,245
Quicken Loans LLC
5.25%, 01/15/2028(a)	70,000	70,847
Springleaf Finance Corp.
5.63%, 03/15/2023	80,000	78,650
Starwood Property Trust, Inc.
4.75%, 03/15/2025	35,000	30,227
Total Financials		950,384

Health Care (4.05%)
Avantor, Inc.
6.00%, 10/01/2024(a)	75,000	78,930
Bausch Health Cos., Inc.
5.50%, 03/01/2023(a)	12,000	12,079
6.13%, 04/15/2025(a)	26,000	26,452
9.00%, 12/15/2025(a)	35,000	38,479
DaVita, Inc.
5.00%, 05/01/2025	101,000	103,841
Encompass Health Corp.
5.75%, 11/01/2024	43,000	43,369
HCA, Inc.
5.88%, 05/01/2023	115,000	125,330
Hologic, Inc.
4.38%, 10/15/2025(a)	35,000	35,871
Tenet Healthcare Corp.
8.13%, 04/01/2022	26,000	27,228

See Notes to Financial Statements.

19  | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Health Care (continued)
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021	$10,000	$9,827
Total Health Care		501,406

Industrials (6.73%)
Anixter, Inc.
5.50%, 03/01/2023	75,000	76,211
Bombardier, Inc.
6.13%, 01/15/2023(a)	49,000	29,920
Covanta Holding Corp.
5.88%, 03/01/2024	75,000	75,461
H&E Equipment Services, Inc.
5.63%, 09/01/2025	35,000	34,296
Howmet Aerospace, Inc.
5.13%, 10/01/2024	70,000	71,134
Terex Corp.
5.63%, 02/01/2025(a)	101,000	94,088
United Rentals North America, Inc.
5.88%, 09/15/2026	143,000	150,244
WESCO Distribution, Inc.
5.38%, 06/15/2024	125,000	122,018
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	107,000	107,372
6.75%, 08/15/2024(a)	70,000	72,982
Total Industrials		833,726

Materials (7.49%)
Ball Corp.
4.88%, 03/15/2026	49,000	54,044
Berry Global, Inc.
4.88%, 07/15/2026(a)	35,000	36,668
Chemours Co.
7.00%, 05/15/2025	101,000	98,233
Crown Americas LLC / Crown Americas Capital Corp. V
4.25%, 09/30/2026	85,000	87,428
FMG Resources August 2006 Pty, Ltd.
5.13%, 03/15/2023(a)	49,000	50,745
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	75,000	75,789
Graphic Packaging International LLC
4.75%, 07/15/2027(a)	70,000	73,574
Koppers, Inc.
6.00%, 02/15/2025(a)	49,000	45,233
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	49,000	48,785
NOVA Chemicals Corp.
5.25%, 06/01/2027(a)	75,000	63,670
OCI NV
6.63%, 04/15/2023(a)	49,000	50,225
Security Description	Principal Amount	Value
Materials (continued)
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	$12,000	$12,117
Rayonier AM Products, Inc.
5.50%, 06/01/2024(a)	19,000	8,809
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.13%, 07/15/2023(a)	96,000	97,450
Sealed Air Corp.
5.25%, 04/01/2023(a)	49,000	51,506
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
7.50%, 06/15/2025(a)	35,000	26,600
United States Steel Corp.
6.88%, 08/15/2025	70,000	47,082
Total Materials		927,958

Technology (5.50%)
Amkor Technology, Inc.
6.63%, 09/15/2027(a)	35,000	37,094
CommScope Technologies LLC
6.00%, 06/15/2025(a)	49,000	47,792
CommScope, Inc.
5.50%, 03/01/2024(a)	70,000	72,174
Dell International LLC / EMC Corp.
5.88%, 06/15/2021(a)	48,000	48,089
7.13%, 06/15/2024(a)	26,000	27,032
j2 Cloud Services LLC / j2 Cloud Co.-Obligor, Inc.
6.00%, 07/15/2025(a)	75,000	78,289
MSCI, Inc.
5.38%, 05/15/2027(a)	49,000	52,817
NCR Corp.
5.00%, 07/15/2022	86,000	86,217
Nielsen Finance LLC / Nielsen Finance Co.
5.00%, 04/15/2022(a)	75,000	75,051
NortonLifeLock, Inc.
5.00%, 04/15/2025(a)	49,000	50,225
Seagate HDD Cayman
4.75%, 01/01/2025	19,000	20,222
Western Digital Corp.
4.75%, 02/15/2026	49,000	51,687
Xerox Corp.
4.13%, 03/15/2023	35,000	34,671
Total Technology		681,360

Utilities (2.75%)
AmeriGas Partners LP / AmeriGas Finance Corp.
5.75%, 05/20/2027	75,000	79,920
Cemig Geracao e Transmissao SA
9.25%, 12/05/2024(a)	49,000	52,792

See Notes to Financial Statements.

20  | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Utilities (continued)
NRG Energy, Inc.
6.63%, 01/15/2027	$89,000	$94,991
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/2024	75,000	75,984
Vistra Operations Co. LLC
5.00%, 07/31/2027(a)	35,000	36,700
Total Utilities		340,387

TOTAL CORPORATE BONDS
(Cost $9,200,930)		9,142,700

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (9.48%)
iShares iBoxx High Yield Corporate Bond ETF	7,100	585,182
Xtrackers USD High Yield Corporate Bond ETF	12,500	588,500

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,117,024)		1,173,682

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (15.61%)
State Street Institutional Treasury Plus Money Market Fund	0.15%	1,933,419	1,933,419
TOTAL SHORT TERM INVESTMENTS
(Cost $1,933,419)			1,933,419

TOTAL INVESTMENTS (98.91%)
(Cost $12,251,373)			$12,249,801
OTHER ASSETS IN EXCESS OF LIABILITIES (1.09%)			134,906
NET ASSETS - 100.00%			$12,384,707

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of May 31, 2020 was 0.34%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,656,285, representing 29.52% of net assets.
(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2020 is based on the reference rate plus the displayed spread as of the security's last reset date.
(c)	Security is in default on interest payments

See Notes to Financial Statements.

21  | May 31, 2020

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.63%)
Communication Services (6.22%)
Alphabet, Inc., Class A(a)	1,009	$1,446,422
Alphabet, Inc., Class C(a)	537	767,330
AT&T, Inc.	66,865	2,063,454
Facebook, Inc., Class A(a)	5,143	1,157,638
Verizon Communications, Inc.	36,141	2,073,770
Total Communication Services		7,508,614

Consumer Discretionary (18.15%)
Amazon.com, Inc.(a)	2,177	5,317,039
Best Buy Co., Inc.	12,684	990,493
Booking Holdings, Inc.(a)	952	1,560,728
Dana, Inc.	49,095	620,561
Dollar General Corp.	4,166	797,831
Domino's Pizza, Inc.	3,354	1,294,107
Expedia Group, Inc.	7,485	594,908
H&R Block, Inc.	33,592	571,064
Home Depot, Inc.	9,436	2,344,657
Kohl's Corp.	17,136	329,354
Macy's, Inc.(b)	59,686	379,603
NIKE, Inc., Class B	19,065	1,879,428
NVR, Inc.(a)	178	573,446
Sally Beauty Holdings, Inc.(a)	57,980	756,059
Starbucks Corp.	15,423	1,202,840
Target Corp.	7,996	978,151
Thor Industries, Inc.(b)	10,179	877,430
Yum! Brands, Inc.	9,278	832,515
Total Consumer Discretionary		21,900,214

Consumer Staples (6.06%)
Coca-Cola Co.	36,858	1,720,531
Colgate-Palmolive Co.	20,324	1,470,035
Molson Coors Beverage Co., Class B	13,524	513,371
Mondelez International, Inc., Class A	28,214	1,470,514
Philip Morris International, Inc.	7,794	571,768
Walmart, Inc.	12,645	1,568,739
Total Consumer Staples		7,314,958

Energy (0.45%)
ONEOK, Inc.	14,666	538,096

Financials (5.22%)
Bank of America Corp.	63,626	1,534,659
Berkshire Hathaway, Inc., Class B(a)	3,768	699,265
Hope Bancorp, Inc.	51,391	487,958
Morgan Stanley	18,999	839,756
Navient Corp.	63,917	475,542
Principal Financial Group, Inc.	15,400	594,748
Renasant Corp.	20,858	503,095
Wells Fargo & Co.	17,870	473,019
WR Berkley Corp.	11,890	689,026
Total Financials		6,297,068
Security Description	Shares	Value
Health Care (15.89%)
AbbVie, Inc.	20,960	$1,942,363
Baxter International, Inc.	12,374	1,113,784
Boston Scientific Corp.(a)	21,334	810,479
Bristol-Myers Squibb Co.	28,029	1,673,892
Eli Lilly and Co.	12,269	1,876,543
IDEXX Laboratories, Inc.(a)	2,475	764,478
Inovalon Holdings, Inc.(a)	31,494	592,717
Johnson & Johnson	21,032	3,128,510
Medtronic PLC	18,453	1,819,097
Merck & Co., Inc.	19,722	1,591,960
Pfizer, Inc.	60,809	2,322,296
Zoetis, Inc.	11,065	1,542,350
Total Health Care		19,178,469

Industrials (5.28%)
AO Smith Corp.	10,689	507,727
CSX Corp.	11,937	854,450
Lennox International, Inc.	4,026	860,920
Matson, Inc.	19,888	568,200
Nordson Corp.	6,396	1,204,687
Roper Technologies, Inc.	2,873	1,131,387
United Parcel Service, Inc., Class B	12,436	1,239,994
Total Industrials		6,367,365

Information Technology (29.47%)
Accenture PLC, Class A	6,502	1,310,933
Advanced Micro Devices, Inc.(a)	16,541	889,906
Apple, Inc.	22,343	7,103,733
Cadence Design Systems, Inc.(a)	19,720	1,800,239
Cisco Systems, Inc.	12,185	582,687
Citrix Systems, Inc.	10,220	1,513,786
CommVault Systems, Inc.(a)	24,801	1,003,449
Intel Corp.	33,837	2,129,362
Intuit, Inc.	4,582	1,330,246
J2 Global, Inc.	10,912	854,410
Lam Research Corp.	3,281	897,911
Mastercard, Inc., Class A	2,313	695,959
Microsoft Corp.	39,644	7,264,763
National Instruments Corp.	21,024	814,049
Oracle Corp.	19,387	1,042,439
PayPal Holdings, Inc.(a)	5,266	816,283
Power Integrations, Inc.	9,835	1,065,622
Salesforce.com, Inc.(a)	3,576	625,049
Square, Inc., Class A(a)	12,163	986,176
Visa, Inc.	14,467	2,824,537
Total Information Technology		35,551,539

Materials (0.88%)
LyondellBasell Industries NV, Class A	9,820	626,123
Westrock Co.	15,509	435,183
Total Materials		1,061,306

Real Estate (5.27%)
CoreCivic, Inc.	39,751	478,205
Douglas Emmett, Inc.	20,402	599,003

See Notes to Financial Statements.

22  | May 31, 2020

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
Real Estate (continued)
Iron Mountain, Inc.	19,841	$511,104
Kimco Realty Corp.	34,688	385,384
Lexington Realty Trust	55,456	539,032
Piedmont Office Realty Trust, Inc., Class A	40,390	673,705
Prologis, Inc.	10,712	980,148
Service Properties Trust	39,462	266,368
SITE Centers Corp.	66,325	376,063
The GEO Group, Inc.	44,900	537,902
Uniti Group, Inc.	67,853	559,787
Xenia Hotels & Resorts, Inc.	49,874	448,866
Total Real Estate		6,355,567

Utilities (6.74%)
Alliant Energy Corp.	10,689	527,609
American Electric Power Co., Inc.	6,098	519,855
Consolidated Edison, Inc.	10,590	794,885
Duke Energy Corp.	15,031	1,287,105
Evergy, Inc.	13,857	854,838
Exelon Corp.	20,088	769,571
PPL Corp.	43,472	1,214,608
Sempra Energy	6,633	837,814
Southern Co.	23,234	1,325,964
Total Utilities		8,132,249

TOTAL COMMON STOCKS
(Cost $111,815,630)		120,205,445

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.59%)
Money Market Fund (0.23%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $273,035)	0.15%	273,035	273,035

Investments Purchased with Collateral from Securities Loaned (0.36%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $435,528)		435,528	435,528
TOTAL SHORT TERM INVESTMENTS
(Cost $708,563)			708,563

TOTAL INVESTMENTS (100.22%)
(Cost $112,524,193)			$120,914,008
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.22%)			(261,484)
NET ASSETS - 100.00%			$120,652,524

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $942,750.

See Notes to Financial Statements.

23  | May 31, 2020

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
COMMON STOCKS (99.92%)
Communication Services (8.22%)
Alphabet, Inc., Class A(a)	976	$1,399,116
Alphabet, Inc., Class C(a)	231	330,081
AT&T, Inc.	12,584	388,342
Comcast Corp., Class A	18,114	717,314
Discovery, Inc., Class C(a)	13,636	267,129
EW Scripps Co., Class A	29,178	252,973
Facebook, Inc., Class A(a)	2,252	506,903
New York Times Co., Class A(b)	12,502	490,454
News Corp., Class A	23,472	287,532
News Corp., Class B	22,963	281,526
Sirius XM Holdings, Inc.	91,216	530,877
Verizon Communications, Inc.	6,995	401,373
Total Communication Services		5,853,620

Consumer Discretionary (17.32%)
Aaron's, Inc.	5,370	198,207
Amazon.com, Inc.(a)	1,150	2,808,725
American Eagle Outfitters, Inc.(b)	39,964	366,070
Booking Holdings, Inc.(a)	472	773,806
Dine Brands Global, Inc.(b)	4,407	200,034
Dollar General Corp.	2,616	500,990
Domino's Pizza, Inc.	1,687	650,912
Expedia Group, Inc.	2,962	235,420
Fox Factory Holding Corp.(a)	4,833	348,508
Hanesbrands, Inc.	37,181	366,605
Home Depot, Inc.	3,898	968,575
Kohl's Corp.	7,121	136,866
Macy's, Inc.	17,266	109,812
MGM Resorts International	27,909	479,477
NIKE, Inc., Class B	6,949	685,032
NVR, Inc.(a)	156	502,571
PulteGroup, Inc.	10,831	367,929
Starbucks Corp.	5,959	464,742
Target Corp.	5,330	652,019
Wingstop, Inc.	5,594	682,188
YETI Holdings, Inc.(a)	15,929	511,321
Yum! Brands, Inc.	3,549	318,452
Total Consumer Discretionary		12,328,261

Consumer Staples (3.68%)
Altria Group, Inc.	12,136	473,911
Coca-Cola Co.	7,445	347,532
Colgate-Palmolive Co.	10,052	727,061
Mondelez International, Inc., Class A	13,921	725,562
Philip Morris International, Inc.	1,636	120,017
Walmart, Inc.	1,810	224,549
Total Consumer Staples		2,618,632

Energy (0.79%)
Kinder Morgan, Inc.	21,676	342,481
Schlumberger Ltd.	11,894	219,682
Total Energy		562,163
Security Description	Shares	Value
Financials (5.74%)
American Express Co.	3,126	$297,189
Bank of America Corp.	21,723	523,959
Banner Corp.	6,382	239,708
Berkshire Hathaway, Inc., Class B(a)	1,619	300,454
Citigroup, Inc.	10,281	492,563
Enova International, Inc.(a)	15,135	214,160
Hope Bancorp, Inc.	41,473	393,786
Morgan Stanley	7,814	345,379
Renasant Corp.	16,488	397,690
SEI Investments Co.	3,369	182,667
Wells Fargo & Co.	7,891	208,875
WR Berkley Corp.	8,467	490,662
Total Financials		4,087,092

Health Care (11.94%)
AbbVie, Inc.	8,344	773,239
Cerner Corp.	5,205	379,445
Danaher Corp.	3,853	641,948
Eli Lilly and Co.	6,040	923,818
IQVIA Holdings, Inc.(a)	2,406	359,745
Johnson & Johnson	8,816	1,311,380
McKesson Corp.	2,646	419,841
Medtronic PLC	3,640	358,831
Mylan NV(a)	35,415	604,534
NeoGenomics, Inc.(a)	15,355	409,825
Pfizer, Inc.	29,711	1,134,663
RadNet, Inc.(a)	24,510	417,650
Zoetis, Inc.	5,472	762,742
Total Health Care		8,497,661

Industrials (9.78%)
3M Co.	2,451	383,434
ACCO Brands Corp.	56,584	350,255
AECOM(a)	10,846	420,499
Allison Transmission Holdings, Inc.	11,350	428,122
Cintas Corp.	2,338	579,731
CSX Corp.	6,899	493,830
Encore Wire Corp.	7,039	339,913
Expeditors International of Washington, Inc.	5,043	385,134
General Electric Co.	45,257	297,339
Hubbell, Inc.	2,826	345,959
Lockheed Martin Corp.	1,057	410,581
Nordson Corp.	2,585	486,885
Norfolk Southern Corp.	2,541	453,035
Roper Technologies, Inc.	1,106	435,543
Union Pacific Corp.	3,514	596,888
United Parcel Service, Inc., Class B	5,534	551,795
Total Industrials		6,958,943

Information Technology (28.53%)
Adobe, Inc.(a)	523	202,192
Advanced Micro Devices, Inc.(a)	15,192	817,330
Alliance Data Systems Corp.	2,451	113,555

See Notes to Financial Statements.

24  | May 31, 2020

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Shares	Value
Information Technology (continued)
Alteryx, Inc., Class A(a)(b)	3,475	$500,191
Appfolio, Inc., Class A(a)(b)	3,837	608,203
Apple, Inc.	11,493	3,654,084
CACI International, Inc., Class A(a)	1,629	408,521
Cisco Systems, Inc.	24,086	1,151,792
Cognizant Technology Solutions Corp., Class A	6,722	356,266
Enphase Energy, Inc.(a)	9,005	524,001
HP, Inc.	13,639	206,494
Intel Corp.	7,848	493,875
Intuit, Inc.	1,608	466,835
LogMeIn, Inc.	5,099	432,905
Mastercard, Inc., Class A	2,707	814,509
Micron Technology, Inc.(a)	10,048	481,400
Microsoft Corp.	20,084	3,680,393
NVIDIA Corp.	2,401	852,403
Oracle Corp.	12,122	651,800
PayPal Holdings, Inc.(a)	3,126	484,561
Power Integrations, Inc.	4,862	526,798
Salesforce.com, Inc.(a)	5,592	977,426
Tech Data Corp.(a)	3,885	529,292
Visa, Inc.	7,039	1,374,294
Total Information Technology		20,309,120

Materials (3.95%)
Celanese Corp.	3,116	280,160
Eastman Chemical Co.	4,987	339,515
NewMarket Corp.	860	375,072
Olin Corp.	17,614	211,896
Packaging Corp. of America	3,261	330,698
PolyOne Corp.	11,275	279,394
PPG Industries, Inc.	3,502	356,048
Vulcan Materials Co.	3,305	357,998
Westrock Co.	10,042	281,779
Total Materials		2,812,560

Real Estate (6.24%)
American Tower Corp.	2,455	633,807
Apartment Investment and Management Co., Class A	10,862	400,482
Apple Hospitality REIT, Inc.	35,051	357,871
Douglas Emmett, Inc.	12,229	359,044
Equity Commonwealth	13,666	460,544
Lexington Realty Trust	36,561	355,373
Outfront Media, Inc.	18,761	263,404
Piedmont Office Realty Trust, Inc., Class A	19,166	319,689
Prologis, Inc.	6,356	581,574
RMR Group, Inc., Class A	8,611	232,153
Vornado Realty Trust	5,644	204,369
Xenia Hotels & Resorts, Inc.	30,309	272,781
Total Real Estate		4,441,091

Utilities (3.73%)
AES Corp.	35,112	438,549
Security Description	Shares	Value
Utilities (continued)
American Electric Power Co., Inc.	5,017	$427,699
Avangrid, Inc.	6,894	306,645
Avista Corp.	7,782	304,821
Evergy, Inc.	5,635	347,623
Exelon Corp.	9,696	371,454
National Fuel Gas Co.	10,936	458,984
Total Utilities		2,655,775

TOTAL COMMON STOCKS
(Cost $65,293,089)		71,124,918

	Shares	Value
SHORT TERM INVESTMENTS (0.52%)
Investments Purchased with Collateral from Securities Loaned (0.52%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.15%
(Cost $372,007)	372,007	372,007

TOTAL SHORT TERM INVESTMENTS
(Cost $372,007)		372,007

TOTAL INVESTMENTS (100.44%)
(Cost $65,665,096)		$71,496,925
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.44%)		(313,402)
NET ASSETS - 100.00%		$71,183,523

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,556,473.

See Notes to Financial Statements.

25  | May 31, 2020

RiverFront Strategic Income Fund

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
CORPORATE BONDS (87.45%)
Communications (11.65%)
AMC Networks, Inc.
5.00%, 04/01/2024	$1,216,000	$1,222,840
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	1,718,000	1,718,108
Hughes Satellite Systems Corp.
7.63%, 06/15/2021	1,333,000	1,396,284
Lamar Media Corp.
5.00%, 05/01/2023	1,410,000	1,419,679
Level 3 Financing, Inc.
5.38%, 08/15/2022	1,314,000	1,317,534
Netflix, Inc.
5.38%, 02/01/2021	1,429,000	1,463,382
Sprint Communications, Inc.
7.00%, 08/15/2020	2,086,000	2,104,649
T-Mobile USA, Inc.
6.50%, 01/15/2024	1,913,000	1,961,600
VeriSign, Inc.
4.63%, 05/01/2023	1,187,000	1,195,778
Videotron, Ltd.
5.00%, 07/15/2022	1,382,000	1,434,675
Total Communications		15,234,529

Consumer Discretionary (8.88%)
ADT Security Corp.
6.25%, 10/15/2021	1,489,000	1,543,207
Boyd Gaming Corp.
6.00%, 08/15/2026	827,000	807,210
DR Horton, Inc.
4.38%, 09/15/2022	1,633,000	1,716,134
Ford Motor Credit Co. LLC
3.16%, 08/04/2020	982,000	986,124
Griffon Corp.
5.25%, 03/01/2022	393,000	385,881
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	925,000	921,434
International Game Technology PLC
6.25%, 02/15/2022(a)	1,723,000	1,762,241
Las Vegas Sands Corp.
3.20%, 08/08/2024	925,000	897,882
Lennar Corp.
4.75%, 04/01/2021	435,000	441,732
NCL Corp., Ltd.
3.63%, 12/15/2024(a)	862,000	519,894
Six Flags Entertainment Corp.
4.88%, 07/31/2024(a)	1,723,000	1,624,109
Total Consumer Discretionary		11,605,848
Security Description	Principal Amount	Value
Consumer Staples (2.59%)
JBS USA LUX SA / JBS USA Finance, Inc.
5.88%, 07/15/2024(a)	$982,000	$999,494
5.75%, 06/15/2025(a)	420,000	431,550
Spectrum Brands, Inc.
5.75%, 07/15/2025	644,000	664,798
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	1,256,000	1,290,672
Total Consumer Staples		3,386,514

Energy (12.32%)
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	1,207,000	1,344,149
Concho Resources, Inc.
4.38%, 01/15/2025	1,368,000	1,403,033
Continental Resources, Inc.
5.00%, 09/15/2022	983,000	939,453
EnLink Midstream Partners LP
4.40%, 04/01/2024	12,000	9,667
EQM Midstream Partners LP
4.75%, 07/15/2023	982,000	973,314
EQT Corp.
4.88%, 11/15/2021	106,000	104,211
Kinder Morgan Energy Partners LP
5.00%, 10/01/2021	1,415,000	1,468,390
Marathon Petroleum Corp.
5.38%, 10/01/2022	1,811,000	1,825,780
Newfield Exploration Co.
5.75%, 01/30/2022	1,649,000	1,592,567
Occidental Petroleum Corp.
4.10%, 02/01/2021	1,375,000	1,357,813
Petroleos Mexicanos
5.50%, 01/21/2021	1,215,000	1,218,038
Sunoco LP / Sunoco Finance Corp.
4.88%, 01/15/2023	1,422,000	1,448,072
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
4.75%, 10/01/2023(a)	826,000	809,988
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.25%, 05/01/2023	1,603,000	1,615,191
Total Energy		16,109,666

Financials (19.68%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.63%, 10/30/2020	1,653,000	1,646,486
Air Lease Corp.
4.25%, 02/01/2024	955,000	907,555
Ally Financial, Inc.
4.25%, 04/15/2021	1,462,000	1,479,946
Ares Capital Corp.
3.50%, 02/10/2023	1,146,000	1,123,212

See Notes to Financial Statements.

26 | May 31, 2020

RiverFront Strategic Income Fund

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Financials (continued)
Bancolombia SA
5.13%, 09/11/2022	$408,000	$425,473
CIT Group, Inc.
5.00%, 08/15/2022	2,002,000	2,013,241
ESH Hospitality, Inc.
5.25%, 05/01/2025(a)	1,146,000	1,117,470
Fortress Transportation and Infrastructure Investors LLC
6.75%, 03/15/2022(a)	408,000	378,544
GLP Capital LP / GLP Financing II, Inc.
3.35%, 09/01/2024	925,000	856,545
HAT Holdings I LLC / HAT Holdings II LLC
5.25%, 07/15/2024(a)	408,000	414,163
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.75%, 09/15/2024	1,235,000	1,196,795
Iron Mountain, Inc.
4.38%, 06/01/2021(a)	1,520,000	1,523,108
iStar, Inc.
4.75%, 10/01/2024	1,282,000	1,157,140
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.25%, 03/15/2022(a)	408,000	382,751
MPT Operating Partnership LP / MPT Finance Corp.
5.25%, 08/01/2026	925,000	950,812
Newmark Group, Inc.
6.13%, 11/15/2023	408,000	375,837
Omega Healthcare Investors, Inc.
4.38%, 08/01/2023	1,524,000	1,536,478
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	1,957,000	1,728,562
Santander Holdings USA, Inc.
3.50%, 06/07/2024	468,000	486,474
SBA Communications Corp.
4.00%, 10/01/2022	408,000	414,967
Service Properties Trust
4.35%, 10/01/2024	1,375,000	1,211,946
Springleaf Finance Corp.
8.25%, 12/15/2020	1,532,000	1,555,463
Starwood Property Trust, Inc.
5.00%, 12/15/2021	1,619,000	1,591,178
Synchrony Financial
2.85%, 07/25/2022	450,000	441,963
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/01/2026(a)	821,000	815,249
Total Financials		25,731,358

Health Care (2.14%)
Centene Corp.
4.75%, 01/15/2025	1,375,000	1,423,270
Security Description	Principal Amount	Value
Health Care (continued)
DaVita, Inc.
5.13%, 07/15/2024	$925,000	$944,439
5.00%, 05/01/2025	420,000	431,812
Total Health Care		2,799,521

Industrials (5.90%)
Colfax Corp.
6.00%, 02/15/2024(a)	850,000	886,214
Stericycle, Inc.
5.38%, 07/15/2024(a)	408,000	418,455
United Rentals North America, Inc.
5.50%, 07/15/2025	435,000	451,358
4.63%, 10/15/2025	1,235,000	1,259,058
WESCO Distribution, Inc.
5.38%, 12/15/2021	2,007,000	2,001,531
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	1,728,000	1,734,005
6.75%, 08/15/2024(a)	925,000	964,410
Total Industrials		7,715,031

Materials (11.95%)
Ashland LLC
4.75%, 08/15/2022	154,000	161,026
Berry Global, Inc.
6.00%, 10/15/2022	171,000	172,883
4.88%, 07/15/2026(a)	827,000	866,415
Braskem Finance, Ltd.
6.45%, 02/03/2024	1,258,000	1,323,913
Cascades, Inc.
5.75%, 07/15/2023(a)	1,310,000	1,331,150
Celanese US Holdings LLC
5.88%, 06/15/2021	1,452,000	1,508,677
CEMEX Finance LLC
6.00%, 04/01/2024(a)	631,000	631,385
CF Industries, Inc.
3.45%, 06/01/2023	168,000	169,573
Crown Americas LLC / Crown Americas Capital Corp. IV
4.50%, 01/15/2023	1,259,000	1,303,839
FMG Resources August 2006 Pty, Ltd.
4.75%, 05/15/2022(a)	1,775,000	1,806,551
Freeport-McMoRan, Inc.
3.55%, 03/01/2022	184,000	186,250
3.88%, 03/15/2023	147,000	148,547
Graphic Packaging International LLC
4.75%, 04/15/2021	723,000	733,845
4.88%, 11/15/2022	1,404,000	1,454,565
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024(a)	408,000	406,211
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	242,000	244,353
See Notes to Financial Statements.

27 | May 31, 2020

RiverFront Strategic Income Fund

Schedule of Investments	May 31, 2020 (Unaudited)

Security Description	Principal Amount	Value
Materials (continued)
Sasol Financing International, Ltd.
4.50%, 11/14/2022	$1,599,000	$1,369,288
WR Grace & Co.-Conn
5.13%, 10/01/2021(a)	1,761,000	1,812,395
Total Materials		15,630,866

Technology (7.83%)
CommScope, Inc.
5.50%, 03/01/2024(a)	1,368,000	1,410,483
Dell, Inc.
4.63%, 04/01/2021	97,000	99,025
EMC Corp.
2.65%, 06/01/2020	634,000	634,000
Flex, Ltd.
5.00%, 02/15/2023	1,256,000	1,316,496
Micron Technology, Inc.
4.64%, 02/06/2024	955,000	1,049,976
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, 10/01/2020	1,524,000	1,525,905
NortonLifeLock, Inc.
3.95%, 06/15/2022	147,000	149,940
5.00%, 04/15/2025(a)	821,000	841,525
NXP BV / NXP Funding LLC
4.13%, 06/01/2021(a)	925,000	952,255
Seagate HDD Cayman
4.25%, 03/01/2022	339,000	349,565
4.75%, 06/01/2023	674,000	712,405
Xerox Corp.
4.50%, 05/15/2021	1,189,000	1,195,129
Total Technology		10,236,704

Utilities (4.51%)
AES Corp.
4.00%, 03/15/2021	482,000	495,648
4.50%, 03/15/2023	450,000	459,632
Calpine Corp.
5.25%, 06/01/2026(a)	827,000	858,769
DPL, Inc.
7.25%, 10/15/2021	931,000	959,978
NextEra Energy Operating Partners LP
4.25%, 07/15/2024(a)	1,419,000	1,468,814
Vistra Operations Co. LLC
3.55%, 07/15/2024(a)	1,622,000	1,660,141
Total Utilities		5,902,982

TOTAL CORPORATE BONDS
(Cost $116,182,332)		114,353,019
	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (11.33%)
State Street Institutional Treasury Plus Money Market Fund	0.15%	14,809,834	$14,809,834
TOTAL SHORT TERM INVESTMENTS
(Cost $14,809,834)			14,809,834

TOTAL INVESTMENTS (98.78%)
(Cost $130,992,166)			$129,162,853
OTHER ASSETS IN EXCESS OF LIABILITIES (1.22%)			1,595,935
NET ASSETS - 100.00%			$130,758,788

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $32,091,326, representing 24.54% of net assets.

See Notes to Financial Statements.

28 | May 31, 2020

RiverFront ETFs

Statement of Assets and Liabilities	May 31, 2020 (Unaudited)

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$137,848,884	$12,249,801	$120,914,008	$71,496,925	$129,162,853
Cash	–	890	–	–	–
Dividend receivable	–	–	224,976	118,183	–
Interest receivable	642,618	139,276	–	–	1,646,293
Receivable for investments sold	–	–	–	1,577,451	–
Total Assets	138,491,502	12,389,967	121,138,984	73,192,559	130,809,146

LIABILITIES:
Payable to adviser	59,525	5,260	50,932	31,138	50,358
Due to custodian	–	–	–	29,343	–
Payable for collateral upon return of securities loaned	–	–	435,528	372,007	–
Payable for Capital Shares	–	–	–	1,576,548	–
Total Liabilities	59,525	5,260	486,460	2,009,036	50,358
NET ASSETS	$138,431,977	$12,384,707	$120,652,524	$71,183,523	$130,758,788

NET ASSETS CONSIST OF:
Paid-in capital	$127,556,457	$12,874,193	$125,321,008	$88,435,658	$142,559,971
Total distributable earnings	10,875,520	(489,486)	(4,668,484)	(17,252,135)	(11,801,183)
NET ASSETS	$138,431,977	$12,384,707	$120,652,524	$71,183,523	$130,758,788

INVESTMENTS, AT COST	$127,345,072	$12,251,373	$112,524,193	$65,665,096	$130,992,166

PRICING OF SHARES
Net Assets	$138,431,977	$12,384,707	$120,652,524	$71,183,523	$130,758,788
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	5,300,000	500,000	3,800,002	2,250,002	5,400,000
Net Asset Value, offering and redemption price per share	$26.12	$24.77	$31.75	$31.64	$24.21

See Notes to Financial Statements.

29 | May 31, 2020

RiverFront ETFs

Statement of Operations	For the Six Months Ended May 31, 2020 (Unaudited)

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$1,657,241	$348,105	$–	$–	$3,162,707
Dividends(a)	108,329	16,061	1,610,109	1,114,335	90,191
Securities Lending Income	–	–	1,789	2,024	–
Total Investment Income	1,765,570	364,166	1,611,898	1,116,359	3,252,898

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	331,994	36,945	305,045	273,443	366,876
Total Expenses	331,994	36,945	305,045	273,443	366,876
NET INVESTMENT INCOME	1,433,576	327,221	1,306,853	842,916	2,886,022

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	786,585	(27,434)	(9,216,858)	(12,835,831)	(360,995)
NET REALIZED GAIN/(LOSS)	786,585	(27,434)	(9,216,858)	(12,835,831)	(360,995)
Net change in unrealized appreciation/(depreciation) on investments	3,760,127	(448,990)	2,573,973	(845,579)	(4,168,008)
NET CHANGE IN UNREALIZED
APPRECIATION/(DEPRECIATION)	3,760,127	(448,990)	2,573,973	(845,579)	(4,168,008)
NET REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS	4,546,712	(476,424)	(6,642,885)	(13,681,410)	(4,529,003)
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,980,288	$(149,203)	$(5,336,032)	$(12,838,494)	$(1,642,981)

(a)	Net of foreign tax withholding in the amounts of $0, $0, $0, $572 and $0 respectively.

See Notes to Financial Statements.

30 | May 31, 2020

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,433,576	$4,038,242
Net realized gain	786,585	1,644,094
Net change in unrealized appreciation	3,760,127	9,057,180
Net increase in net assets resulting from operations	5,980,288	14,739,516

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,432,860)	(4,068,776)
Total distributions	(1,432,860)	(4,068,776)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	11,656,737	8,489,400
Shares redeemed	(12,723,612)	(34,735,633)
Net decrease from share transactions	(1,066,875)	(26,246,233)

Net increase/(decrease) in net assets	3,480,553	(15,575,493)

NET ASSETS:
Beginning of period	134,951,424	150,526,917
End of period	$138,431,977	$134,951,424

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,350,000	6,400,000
Shares sold	450,000	350,000
Shares redeemed	(500,000)	(1,400,000)
Shares outstanding, end of period	5,300,000	5,350,000

See Notes to Financial Statements.

31 | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$327,221	$893,603
Net realized loss	(27,434)	(73,537)
Net change in unrealized appreciation/(depreciation)	(448,990)	864,883
Net Increase/(Decrease) in net assets resulting from operations	(149,203)	1,684,949

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(332,846)	(919,523)
Total distributions	(332,846)	(919,523)

CAPITAL SHARE TRANSACTIONS:
Shares redeemed	(3,666,634)	(8,712,993)
Net decrease from share transactions	(3,666,634)	(8,712,993)

Net decrease in net assets	(4,148,683)	(7,947,567)

NET ASSETS:
Beginning of period	16,533,390	24,480,957
End of period	$12,384,707	$16,533,390

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	650,000	1,000,000
Shares sold	–	–
Shares redeemed	(150,000)	(350,000)
Shares outstanding, end of period	500,000	650,000

See Notes to Financial Statements.

32 | May 31, 2020

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$1,306,853	$2,748,112
Net realized gain/(loss)	(9,216,858)	842,336
Net change in unrealized appreciation	2,573,973	9,392,104
Net Increase/(Decrease) in net assets resulting from operations	(5,336,032)	12,982,552

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,167,511)	(2,830,437)
Total distributions	(1,167,511)	(2,830,437)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	17,859,214	12,883,372
Shares redeemed	(21,531,414)	(43,499,849)
Net decrease from share transactions	(3,672,200)	(30,616,477)

Net decrease in net assets	(10,175,743)	(20,464,362)

NET ASSETS:
Beginning of period	130,828,267	151,292,629
End of period	$120,652,524	$130,828,267

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,850,002	4,850,002
Shares sold	600,000	400,000
Shares redeemed	(650,000)	(1,400,000)
Shares outstanding, end of period	3,800,002	3,850,002

See Notes to Financial Statements.

33 | May 31, 2020

RiverFront Dynamic US Flex-Cap ETF

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$842,916	$1,979,232
Net realized loss	(12,835,831)	(7,792,444)
Net change in unrealized appreciation/(depreciation)	(845,579)	14,831,746
Net Increase/(Decrease) in net assets resulting from operations	(12,838,494)	9,018,534

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(801,844)	(2,084,364)
Total distributions	(801,844)	(2,084,364)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,823,641	14,320,639
Shares redeemed	(43,661,782)	(47,057,304)
Net decrease from share transactions	(41,838,141)	(32,736,665)

Net decrease in net assets	(55,478,479)	(25,802,495)

NET ASSETS:
Beginning of period	126,662,002	152,464,497
End of period	$71,183,523	$126,662,002

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,650,002	4,650,002
Shares sold	50,000	450,000
Shares redeemed	(1,450,000)	(1,450,000)
Shares outstanding, end of period	2,250,002	3,650,002

See Notes to Financial Statements.

34 | May 31, 2020

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2020 (Unaudited)	For the Year Ended November 30, 2019
OPERATIONS:
Net investment income	$2,886,022	$5,968,063
Net realized gain/(loss)	(360,995)	2,778
Net change in unrealized appreciation/(depreciation)	(4,168,008)	3,051,952
Net Increase/(Decrease) in net assets resulting from operations	(1,642,981)	9,022,793

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,057,240)	(6,324,290)
Total distributions	(3,057,240)	(6,324,290)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	13,702,517	26,966,259
Shares redeemed	(46,132,847)	(14,655,413)
Net increase/(decrease) from share transactions	(32,430,330)	12,310,846

Net increase/(decrease) in net assets	(37,130,551)	15,009,349

NET ASSETS:
Beginning of period	167,889,339	152,879,990
End of period	$130,758,788	$167,889,339

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,800,000	6,300,000
Shares sold	550,000	1,100,000
Shares redeemed	(1,950,000)	(600,000)
Shares outstanding, end of period	5,400,000	6,800,000

See Notes to Financial Statements.

35 | May 31, 2020

RiverFront Dynamic Core Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.22		$23.52	$24.60	$24.32	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.68	0.68	0.53	0.24
Net realized and unrealized gain/(loss)	0.90		1.70	(1.10)	0.23	(0.68)
Total from investment operations	1.18		2.38	(0.42)	0.76	(0.44)

DISTRIBUTIONS:
From net investment income	(0.28)		(0.68)	(0.66)	(0.48)	(0.24)
Total distributions	(0.28)		(0.68)	(0.66)	(0.48)	(0.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.90		1.70	(1.08)	0.28	(0.68)
NET ASSET VALUE, END OF PERIOD	$26.12		$25.22	$23.52	$24.60	$24.32
TOTAL RETURN(b)	4.71%		10.22%	(1.74)%	3.15%	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$138,432		$134,951	$150,527	$47,962	$6,081

Ratio of expenses to average net assets	0.51	%(c)	0.51%	0.51%	0.51%	0.51	%(c)
Ratio of net investment income to average net assets	2.20	%(c)	2.74%	2.83%	2.15%	2.12	%(c)
Portfolio turnover rate(d)	0%		6%	15%	18%	26%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

36 | May 31, 2020

RiverFront Dynamic Unconstrained Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.44		$24.48	$26.13	$25.55	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56		1.20	1.24	1.22	0.63
Net realized and unrealized gain/(loss)	(0.65)		0.99	(1.63)	0.56	0.55
Total from investment operations	(0.09)		2.19	(0.39)	1.78	1.18

DISTRIBUTIONS:
From net investment income	(0.58)		(1.23)	(1.15)	(1.20)	(0.63)
From net realized gains	–		–	(0.09)	–	–
Tax return of capital	–		–	(0.02)	–	–
Total distributions	(0.58)		(1.23)	(1.26)	(1.20)	(0.63)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.67)		0.96	(1.65)	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$24.77		$25.44	$24.48	$26.13	$25.55
TOTAL RETURN(b)	(0.32)%		9.15%	(1.52)%	7.06%	4.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$12,385		$16,533	$24,481	$11,759	$5,110

Ratio of expenses to average net assets	0.51	%(c)	0.51%	0.51%	0.51%	0.51	%(c)
Ratio of net investment income to average net assets	4.52	%(c)	4.77%	4.93%	4.65%	5.31	%(c)
Portfolio turnover rate(d)	13%		23%	51%	30%	11%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

37 | May 31, 2020

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$33.98		$31.19	$31.39	$26.59	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36		0.65	0.73	0.63	0.26
Net realized and unrealized gain/(loss)	(2.27)		2.81	(0.26)	4.76	1.40
Total from investment operations	(1.91)		3.46	0.47	5.39	1.66

DISTRIBUTIONS:
From net investment income	(0.32)		(0.67)	(0.67)	(0.59)	(0.21)
Total distributions	(0.32)		(0.67)	(0.67)	(0.59)	(0.21)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.23)		2.79	(0.20)	4.80	1.45
NET ASSET VALUE, END OF PERIOD	$31.75		$33.98	$31.19	$31.39	$26.59
TOTAL RETURN(b)	(5.63)%		11.29%	1.45%	20.49%	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$120,653		$130,828	$151,293	$59,644	$13,297

Ratio of expenses to average net assets	0.52	%(c)	0.52%	0.52%	0.52%	0.52	%(c)
Ratio of net investment income to average net assets	2.23	%(c)	2.05%	2.27%	2.19%	2.13	%(c)
Portfolio turnover rate(d)	21%		64%	96%	54%	45%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

38 | May 31, 2020

RiverFront Dynamic US Flex-Cap ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$34.70		$32.79	$32.46	$26.84	$25.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.48	0.44	0.31	0.17
Net realized and unrealized gain/(loss)	(3.07)		1.93	0.27 (b)	5.59	1.70
Total from investment operations	(2.81)		2.41	0.71	5.90	1.87

DISTRIBUTIONS:
From net investment income	(0.25)		(0.50)	(0.38)	(0.28)	(0.16)
Total distributions	(0.25)		(0.50)	(0.38)	(0.28)	(0.16)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.06)		1.91	0.33	5.62	1.71
NET ASSET VALUE, END OF PERIOD	$31.64		$34.70	$32.79	$32.46	$26.84
TOTAL RETURN(c)	(8.09)%		7.49%	2.16%	22.08%	7.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$71,184		$126,662	$152,464	$40,576	$8,053

Ratio of expenses to average net assets	0.52	%(d)	0.52%	0.52%	0.52%	0.52	%(d)
Ratio of net investment income to average net assets	1.60	%(d)	1.46%	1.30%	1.05%	1.34	%(d)
Portfolio turnover rate(e)	29%		98%	152%	86%	41%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended November 30, 2018, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

39 | May 31, 2020

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Six Months Ended May 31, 2020 (Unaudited)		For the Year Ended November 30, 2019	For the Year Ended November 30, 2018		For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$24.69		$24.27	$25.21		$25.02		$24.36		$25.02

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44		0.94	1.06		1.11		1.05		0.88
Net realized and unrealized gain/(loss)	(0.45)		0.48	(0.92)		0.19		0.71		(0.65)
Total from investment operations	(0.01)		1.42	0.14		1.30		1.76		0.23

DISTRIBUTIONS:
From net investment income	(0.47)		(1.00)	(1.08)		(1.11)		(1.10)		(0.87)
From net realized gains	–		–	–		–		–		(0.02)
Total distributions	(0.47)		(1.00)	(1.08)		(1.11)		(1.10)		(0.89)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.48)		0.42	(0.94)		0.19		0.66		(0.66)
NET ASSET VALUE, END OF PERIOD	$24.21		$24.69	$24.27		$25.21		$25.02		$24.36
TOTAL RETURN(b)	0.01%		5.96%	0.57%		5.29%		7.38%		0.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$130,759		$167,889	$152,880		$337,769		$326,515		$464,007

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46	%(c)	0.46%	0.46%		0.46%		0.46%		0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46	%(c)	0.46%	0.17	%(d)	0.16	%(e)	0.17	%(e)	0.22%
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.62	%(c)	3.83%	4.31%		4.41%		4.26%		3.54%
Portfolio turnover rate(f)	17%		44%	35%		32%		52%		36%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Effective November 1, 2018, the Fund’s management fee consists of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser. The Fund’s sub-adviser ceased its voluntary waiver effective November 1, 2018.
(e)	Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser voluntarily waived all of its 0.30% annual sub-advisory fee payable by the Fund until November 1, 2018.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

40 | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

1.  ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of May 31, 2020, the Trust consists of sixteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic Unconstrained Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

41  | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

42  | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2020:

RiverFront Dynamic Core Income ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$74,273,376	$–	$74,273,376
Government Bonds*	–	36,893,111	–	36,893,111
Short Term Investments	26,682,397	–	–	26,682,397
Total	$26,682,397	$111,166,487	$–	$137,848,884

RiverFront Dynamic Unconstrained Income ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$9,142,700	$–	$9,142,700
Exchange Traded Funds	1,173,682	–	–	1,173,682
Short Term Investments	1,933,419	–	–	1,933,419
Total	$3,107,101	$9,142,700	$–	$12,249,801

RiverFront Dynamic US Dividend Advantage ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$120,205,445	$–	$–	$120,205,445
Short-Term Investments	708,563	–	–	708,563
Total	$120,914,008	$–	$–	$120,914,008

RiverFront Dynamic US Flex-Cap ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$71,124,918	$–	$–	$71,124,918
Short Term Investments	372,007	–	–	372,007
Total	$71,496,925	$–	$–	$71,496,925

RiverFront Strategic Income Fund
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$114,353,019	$–	$114,353,019
Short Term Investments	14,809,834	–	–	14,809,834
Total	$14,809,834	$114,353,019	$–	$129,162,853

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of May 31, 2020, the liability related to the custody overdraft in the RiverFront Dynamic US Flex-Cap ETF is based on level 2 inputs.

43  | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the six months ended May 31, 2020.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of May 31, 2020.

The tax character of the distributions paid during the fiscal year ended November 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2019
RiverFront Dynamic Core Income ETF	$4,068,776	$–	$–
RiverFront Dynamic Unconstrained Income ETF	919,523	–	–
RiverFront Dynamic US Dividend Advantage ETF	2,830,437	–	–
RiverFront Dynamic US Flex-Cap ETF	2,084,364	–	–
RiverFront Strategic Income Fund	6,324,290	–	–

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2019, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$275,669	$132,460
RiverFront Dynamic Unconstrained Income ETF	433,125	14,023
RiverFront Dynamic US Dividend Advantage ETF	7,397,787	–
RiverFront Dynamic US Flex-Cap ETF	12,276,604	974,123
RiverFront Strategic Income Fund	6,135,910	3,145,418

As of May 31, 2020, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$10,796,849	$274,696	$19,017,450	$11,804,956	$781,116
Gross depreciation (excess of tax cost over value)	(293,785)	(276,268)	(10,639,857)	(5,979,877)	(2,610,709)
Net unrealized appreciation/(depreciation)	10,503,064	(1,572)	8,377,593	5,825,079	(1,829,593)
Cost of investments for income tax purposes	$127,345,820	$12,251,373	$112,536,415	$65,671,846	$130,992,446

44  | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and difference between premium amortization due to ASU 2017-08. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of May 31, 2020.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended May 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF and the RiverFront Dynamic US Flex-Cap ETF have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of May 31, 2020, the Funds had no securities on loan.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of May 31, 2020:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$942,750	$435,528	$537,890	$973,418
RiverFront Dynamic US Flex-Cap ETF	1,566,473	372,007	1,249,531	1,621,538

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

45  | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of May 31, 2020:

RiverFront Dynamic US Dividend Advantage ETF Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$435,528	$–	$–	$–	$435,528
Total Borrowings					435,528
Gross amount of recognized liabilities for securities lending (collateral received)					$435,528

RiverFront Dynamic US Flex-Cap ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$372,007	$–	$–	$–	$372,007
Total Borrowings					372,007
Gross amount of recognized liabilities for securities lending (collateral received)					$372,007

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic Unconstrained Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic Unconstrained Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

46  | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

Each Trustee who is not considered an “interested person” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Prior to January 1, 2020, a Trustee who is considered an “interested person” (as defined in the 1940 Act) (“Interested Trustee”) received no compensation or expense reimbursements from the Trust. Effective January 1, 2020 the Interested Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board and Chairman of the Audit Committee each receives a quarterly retainer of $2,000, in connection with their respective roles.

4.  PURCHASES AND SALES OF SECURITIES

For the six months ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$302,012	$5,444,452
RiverFront Dynamic Unconstrained Income ETF	1,589,112	2,376,973
RiverFront Dynamic US Dividend Advantage ETF	24,730,244	24,639,423
RiverFront Dynamic US Flex-Cap ETF	30,587,880	30,381,494
RiverFront Strategic Income Fund	23,268,033	35,294,843

For the six months ended May 31, 2020, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$2,516,993	$2,954,292

For the six months ended May 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$5,382,004	$7,344,763
RiverFront Dynamic Unconstrained Income ETF	–	3,529,272
RiverFront Dynamic US Dividend Advantage ETF	17,815,777	21,517,128
RiverFront Dynamic US Flex-Cap ETF	1,823,520	43,652,733
RiverFront Strategic Income Fund	12,061,275	27,062,241

For the six months ended May 31, 2020, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$(35,076)
RiverFront Dynamic Unconstrained Income ETF	(63,314)
RiverFront Dynamic US Dividend Advantage ETF	3,107,277
RiverFront Dynamic US Flex-Cap ETF	2,365,343
RiverFront Strategic Income Fund	(522,815)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

47  | May 31, 2020

RiverFront ETFs
Notes to Financial Statements	May 31, 2020 (Unaudited)

6.  MARKET DISRUPTIONS RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause each Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities each Fund holds, and may adversely affect each Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of each Fund’s securities or other assets. Such impacts may adversely affect the performance of the Funds.

7.  SUBSEQUENT EVENTS

Effective July 1, 2020, each Trustee will be compensated a quarterly retainer of $10,000, and a per meeting fee of $5,000.

48  | May 31, 2020

RiverFront ETFs
Additional Information	May 31, 2020 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2019:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic Unconstrained Income ETF	0.00%	0.00%
Riverfront Dynamic US Dividend Advantage ETF	100.00%	100.00%
Riverfront Dynamic US Flex-Cap ETF	100.00%	100.00%
Riverfront Strategic Income Fund	0.00%	0.00%

In early 2020, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2019 via Form 1099. The Funds will notify shareholders in early 2021 of amounts paid to them by the Funds, if any, during the calendar year 2020.

49  | May 31, 2020

RiverFront ETFs
Liquidity Risk Management Program	May 31, 2020 (Unaudited)

In compliance with the Securities and Exchange Commission’s liquidity risk management rule (the “Liquidity Rule”), the ALPS ETF Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each series of the Trust (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust’s investment adviser, ALPS Advisors, Inc. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and assessing and managing the risk that a Fund will be unable to meet its redemption obligations without significant dilution of remaining investors’ interests in the Fund. The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and, for Funds that are not “In-Kind ETFs,” the periodic classification and re-classification of such Fund’s investments into groupings that reflect the Committee’s assessment of their liquidity under current market conditions.

At a meeting of the Board held on March 2, 2020, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program since its implementation on December 1, 2018. The Committee determined, and reported to the Board, that the Program has been operating effectively to assess and manage each Fund’s liquidity risk and has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Funds’ liquidity developments.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Committee’s report noted that no Fund is required to have a highly liquid investment minimum based either on its status as an In-Kind ETF or on its ability to rely on another exemption under the Liquidity Rule. The Committee’s report further noted that no material changes have been made to the Program since its implementation.

50  | May 31, 2020

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

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Item 2.	Code of Ethics.

Not Applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)       Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	August 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Swenson
Bradley J. Swenson (Principal Executive Officer)
President

Date:	August 3, 2020

By:	/s/ Kathryn Burns
Kathryn Burns (Principal Financial Officer)
Treasurer

Date:	August 3, 2020